As filed with the U.S. Securities and Exchange Commission on April 27, 2010

Registration No. 333-100664

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-8329

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

POST EFFECTIVE AMENDMENT NO.9 [X]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 37 [X]

John Hancock Life Insurance Company of New York Separate Account B

(Exact Name of Registrant)

John Hancock Life Insurance Company of New York

(Name of Depositor)

197 Clarendon Street

Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Life Insurance Company of New York

U.S. INSURANCE LAW

JOHN HANCOCK PLACE

BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b) of Rule 485
[X]	on May 3, 2010 pursuant to paragraph (b) of Rule 485
[ ]	60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ]	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ]	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 3, 2010

John Hancock Life Insurance Company of New York

Separate Account B

Survivorship VUL

Flexible Premium Survivorship Variable Life Insurance Policy

500 Index	Equity-Income	Natural Resources
500 Index B	Financial Services	Optimized All Cap
Active Bond	Franklin Templeton Founding Allocation	Optimized Value
All Cap Core	Fundamental Value	PIMCO VIT All Asset
All Cap Value	Global	Real Estate Securities
Alpha Opportunities	Global Bond	Real Return Bond
American Asset Allocation	Health Sciences	Science & Technology
American Blue Chip Income and Growth	High Yield	Short Term Government Income
American Bond	International Core	Small Cap Growth
American Fundamental Holdings	International Equity Index A	Small Cap Index
American Global Diversification	International Opportunities	Small Cap Opportunities
American Growth	International Small Company	Small Cap Value
American Growth-Income	International Value	Small Company Value
American International	Investment Quality Bond	Smaller Company Growth
American New World	Large Cap	Strategic Bond
Balanced	Large Cap Value	Strategic Income Opportunities
Blue Chip Growth	Lifestyle Aggressive	Total Return
Capital Appreciation	Lifestyle Balanced	Total Stock Market Index
Capital Appreciation Value	Lifestyle Conservative	U.S. High Yield Bond
Core Allocation Plus	Lifestyle Growth	Utilities
Core Bond	Lifestyle Moderate	Value
Core Diversified Growth & Income	Mid Cap Index
Core Strategy	Mid Cap Stock
Disciplined Diversification	Mid Value
Emerging Markets Value	Money Market

* * * * * * * * * * * *

These policies have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

NY-SVUL03 5/2010

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The purpose of this variable life insurance policy is to provide insurance protection for the beneficiary named therein. No claim is made that this variable life insurance policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

Examine this prospectus carefully. The Policy Summary will briefly describe the policy. More detailed information will be found further in the prospectus. You should rely on the information contained in this prospectus, the portfolio prospectuses, and the corresponding Statements of Additional Information. The portfolio prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the investment options. In the case of any of the portfolios that are operated as “feeder funds,” the prospectus for the corresponding “master fund” is also provided. We have not authorized anyone to provide you with information that is different from the information contained in the aforementioned documents.

SUMMARY OF BENEFITS AND RISKS

Benefits

Some of the benefits of purchasing the policy are described below.

Death Benefit Protection. This prospectus describes a flexible premium variable life insurance policy, which provides for a death benefit payable to the beneficiary of the policy upon the death of the last Life Insured. Variable life insurance is a flexible tool for financial and investment planning for persons needing death benefit protection. You should consider other forms of investments if death benefit protection is not one of your financial planning objectives, as there are additional costs and expenses in providing the insurance.

Access To Your Policy Values. Variable life insurance offers access to Policy Value. You may borrow against your policy, or surrender all, or a portion of your policy through a partial withdrawal. There are limitations to partial withdrawals, details of which may be found in this prospectus under “Policy Surrender and Partial Withdrawals.” Policy loans permanently affect the Policy Value, and may also result in adverse tax consequences.

Tax Deferred Accumulation. Variable life insurance has several tax advantages under current tax laws. For example, Policy Value accumulates on a tax-deferred basis and a transfer of values from one sub-account to another within the policy generates no taxable gain or loss. Any investment income and realized capital gains within a sub-account or interest from the Fixed Account are automatically reinvested without current income taxation to the policy owner.

Investment Options. In addition to the Fixed Account, the policy provides for access to a number of variable investment options, which permit you to reallocate your Policy Value to meet your changing personal objectives, goals, and investment conditions. Information regarding each investment option may be found in the portfolio prospectuses.

Flexibility. The policy is a flexible premium variable life insurance policy in which varying premium payments are permitted. You may select death benefit options, additional lapse protection coverage, and policy riders. You may increase or decrease the amount of death benefit. You are able to select, monitor, and change investment choices within your policy.

Risks

Some of the risks of purchasing the policy are described below.

Fluctuating Investment Performance. Policy Values invested in a sub-account are not guaranteed and will increase and decrease according to investment performance. You assume the investment risk of Policy Value allocated to the sub-accounts. A comprehensive discussion of each sub-account’s objective and risk is found in

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the portfolio prospectuses. You should review the prospectuses carefully before allocating Policy Value to any sub-accounts.

Unsuitable for Short-Term Investment. The policy is intended for long-term financial planning, and is unsuitable for short-term goals. Your policy is not designed to serve as a vehicle for frequent trading.

Policy Lapse. Sufficient premiums must be paid to keep a policy in force. There is a risk of lapse if the Policy Value is too low in relation to the insurance amount, if investment results are less favorable than anticipated or if extensive policy loans are taken. A policy lapse could have adverse tax consequences since the amount received (including any loans) less the investment in the policy may be treated as ordinary income subject to tax. Since withdrawals reduce your Policy Value, withdrawals increase the risk of lapse.

Decreasing Death Benefit. Any outstanding policy loans and any amount that you have surrendered or withdrawn will reduce your policy’s death benefit.

Adverse Consequences of Early Surrender. There are surrender charges assessed if you surrender your policy in the first 15 years from the purchase of the policy. Depending on the Policy Value at the time of surrender, there may be little or no Net Cash Surrender Value paid to you when the policy is surrendered. In addition, there are adverse consequences associated with partial withdrawals including potential policy lapse and adverse tax consequences. There may also be adverse consequences associated with full surrender of the policy.

Adverse Tax Consequences. You should always consult a tax adviser about the application of federal and state tax law to your individual situation. The federal income tax treatment of life insurance is complex and current tax treatment of life insurance may change.

FEE TABLES

The following tables describe the fees and expenses (on a guaranteed basis) that you will pay when buying, owning, and surrendering the policy. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown. The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender the policy, or transfer cash value between investment options.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Premium Charge	Upon receipt of premium	15% of each premium paid for the first 10 Policy Years
Surrender Charge	Upon withdrawal, surrender or policy lapse	The maximum surrender charge for any policy per $1000 of Face Amount is $31.19. A surrender charge is applicable during the first 15 Policy Years and is based on the Face Amount of the policy.
Transfer Fees	Upon transfer	$25 (only applies to

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Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		transfers in excess of 12 in a Policy Year)
Dollar Cost Averaging	Upon transfer	Guaranteed	$5.00
		Current	$0.00
Asset Allocation Rebalancer	Upon transfer	Guaranteed	$15.00
		Current	$0.00

The next table describes the fees and expenses (on a guaranteed basis) that you will pay periodically during the time that you own the policy, not including fees and expenses of the portfolios, the underlying variable investment options for your policy.

Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1]	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 55 year old male and a 50 year old female, both preferred non-smoking, protection to age 100)	Male: $0.03 per $1,000 of the net amount at risk Female: $0.02 per $1,000 of the net amount at risk
Cost of Insurance –Optional Return of Premium Rider[1]	Monthly	Minimum and Maximum Charge	The possible range of the cost of insurance is from $0.00 to $83.33 per $1,000 of the net amount at risk.
		Charge for a Representative Policy Owner (a 55 year old male and a 50 year old female, both preferred non-smoking, protection to age 100)	Male: $0.03 per $1,000 of the net amount at risk Female: $0.02 per $1,000 of the net amount at risk

Charges Other Than Those of the Portfolios
Charge	When Charge is Deducted	Amount Deducted
Mortality and Expense Risk Fees	Monthly	In Policy Years 1-15 the charge is 0.10% monthly (1.20% annually; thereafter, the charge is 0.03% (0.3% annually))[2]
Administration Charge	Monthly	An administration charge of $0.18 per $1,000 of current Face Amount per Policy Month will be deducted in the first Policy Year. In subsequent

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		years, the administration charge will not exceed $15 plus $0.02 per $1,000 of current Face Amount per Policy Month.
Loan Interest Rate (Net) [3]	Annually	1.25%
Optional Extended No Lapse Guarantee	Monthly	Minimum and Maximum Charge	The possible range of the cost of guarantee is from $0.01 to $0.08 per $1,000 of Base Face Amount.
		Charge for a Representative Policy Owner (a 55 year old male and a 50 year old female, both preferred non-smoking, protection to age 100)	$0.03 per $1,000 of the Base Face Amount.
1.	The cost of insurance varies based on individual characteristics and the charges shown in the table may not be representative of the charge a particular policy owner will pay. Information regarding your individual cost of insurance charges may be found in your policy. The election (or failure to elect) the Return of Premium Death Benefit Rider will impact the total cost of insurance charges.

2.	The charge is 0.0% on a current basis.
3.	The Loan Interest Rate (Net) is equal to the rate of interest charged on the policy loan less the interest credited to the Loan Account and is guaranteed not to exceed 1.25%.

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum

Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	6.09%

1 Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.57%, respectively.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees

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to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management

Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Global Diversification, American Growth-Income, American Growth, American New World, American Fundamental Holdings, American International, and Core Diversified Growth & Income portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Growth, American International, American Growth-Income, American New World, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective

500 Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

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500 Index B	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.

Active Bond	Declaration Management & Research LLC; and MFC Global Investment Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those within the Russell 3000 Index.*

All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.

Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.

American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.

American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in debt securities that are rated Ba1 or below by Moody’s and BB+ or below by S&P or that are unrated but

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determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S., and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.

American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund, and International Fund.

American Global Diversification	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside of the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund, and New World Fund.

American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.

American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.

American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The fund may invest a portion of its assets in common stocks and other securities of companies in countries with developing economies and/or markets.

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American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.

Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment-grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.

Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.

Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.

Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.

Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon

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the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.

Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.

Core Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.

Core Strategy	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other funds of JHT and other investment companies (including exchange traded funds). The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.

Disciplined Diversification	Dimensional Fund Advisors LP

To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:

Target Allocation                Range of Allocations

Equity Securities: 70%                65%–75%

Fixed-Income Securities: 30%    25%–35%

Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the investment committee of the subadviser.

Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions,

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the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.

Franklin Templeton Founding Allocation	John Hancock Investment Management Services, LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.

Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.

Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.

High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings from one of the ratings agencies listed below (or, if unrated, are

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considered by the subadviser to be of equivalent quality): Rating Agency Moody’s: Ba through C S&P’s: BB through D

International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.

International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.

International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization companies in the particular markets in which the portfolio invests. The portfolio will primarily invest in equity securities of non-U.S. small companies of developed markets, but may hold equity securities of companies located in emerging markets.

International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of companies located outside the U.S., including in emerging markets.

Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.

Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The

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portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*

Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.

Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.

Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 50% in underlying funds that invest primarily in equity securities.

Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.

Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio invests approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 70% in underlying funds that invest primarily in equity securities.

Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.

Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the

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index.

Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*

Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.

Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.

Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*

PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.

Real Estate Securities	Deutsche Investment Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common

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stock.

Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.

Short Term Government Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. The portfolio seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.

Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.

Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisers LP generally will invest its subadvised net assets in a broad and

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diverse group of readily marketable common stocks of small and medium-capitalization companies traded on a principal U.S. exchange or on the over-the-counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.

Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.

Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in small-capitalzation equity securities.

Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.

Strategic Income Opportunities	MFC Global Investment Management (U.S.), LLC	To seek to maximize total return consistent with current income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities, which may be denominated in U.S. dollars or foreign currencies: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, domestic high-yield bonds and investment-grade corporate bonds, and currency instruments.

Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.

Total Stock Market	MFC Global Investment	To seek to approximate the aggregate total return of a broad

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Index	Management (U.S.A.) Limited	U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.

U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment-grade, including preferred and other convertible securities in below investment- grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities that are investment-grade, and may buy preferred and other convertible securities and bank loans that are investment-grade.

Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e. at least 50%) of the company’s assets or revenues are derived from one or more utilities.

Value	Van Kampen Investments	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

* “Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated. “Russell 1000,®” “Russell 2000,®” “Russell 1000 Value,®” “Russell 3000,®” “Russell MidCap,®” and “Russell MidCap Value®” are trademarks of Frank Russell Company. “S&P 500,®” “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the ranges of approximate market capitalization, as of February 26, 2010 (except as otherwise indicated), set out below:

Wilshire 5000 Total Market Index—less than $1 million to $344 billion (as of October 31, 2009)

MSCI All Country World Ex US Index—$544 million to $197.9 billion

Russell 1000 Index—$239 million to $307.3 billion

Russell 1000 Value Index—$239 million to $307.3 billion

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Russell 2000 Index—$13 million to $4.6 billion

Russell 3000 Index—$13 million to $307.3 billion

Russell MidCap Index—$239 million to $17.5 billion

Russell MidCap Value Index—$239 million to $14.5 billion

S&P 500 Index—$1.3 billion to $324.6 billion (as of April 9, 2010)

S&P MidCap 400 Index—$374 million to $8.1 billion

S&P SmallCap 600 Index—$60 million to $2.8 billion (as of April 9, 2010)

POLICY SUMMARY

General

The policy is a flexible premium survivorship variable universal life insurance policy. The following summary is intended to provide a general description of the most important features of the policy. It is not comprehensive and is qualified in its entirety by the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the Minimum Death Benefit Percentage.

Death Benefits

The policy provides a death benefit in the event of the death of the last-to-die of the Lives Insured. There are two death benefit options. Under Option 1 the death benefit is the Face Amount of the policy at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the policy at the date of death or, if greater, the Minimum Death Benefit. The policy owner may change the death benefit option and increase or decrease the Face Amount.

Premiums

Premium payments may be made at any time and in any amount, subject to certain limitations as described under “Premium Payments — Subsequent Premiums.” Net Premiums will be allocated, according to the policy owner’s instructions, to one or more of our Fixed Account and the sub-accounts of the Separate Account. The policy owner may change allocation instructions at any time and may make transfers among the Fixed Account and the sub-accounts of the Separate Account.

Policy Value

The policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which the policy owner has allocated premiums. The policy owner may obtain a portion of the Policy Value by taking a policy loan or a partial withdrawal, or by full surrender of the policy.

Policy Loans

The policy owner may borrow against the Cash Surrender Value of the policy. Loan interest at a rate of 5.25% is due and payable in arrears on each Policy Anniversary. All outstanding Policy Debt will be deducted from proceeds payable at the Life Insured’s death, or upon surrender.

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Surrender and Partial Withdrawals

The policy owner may make a partial withdrawal of the Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the policy and an assessment of a portion of the surrender charges to which the policy is subject.

A policy may be surrendered for its Net Cash Surrender Value at any time while the Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less surrender charges and outstanding monthly deductions due minus the Policy Debt.

Lapse and Reinstatement

Unless the No-Lapse Guarantee is in effect, a policy will lapse (and terminate without value) when the Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without an adequate payment being made by the policy owner. If the No-Lapse Guarantee is in effect, the policy will lapse if the No-Lapse Guarantee Cumulative Premium Test (see definition) has not been met.

The policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a policy to lapse. Second, a policy can lapse even if planned premiums have been paid.

A lapsed policy may be reinstated by the policy owner at any time within the five year period following lapse provided none of the Lives Insured dies after the policy termination and the policy was not surrendered for its Net Cash Surrender Value. Evidence of insurability is required, along with a certain amount of premium as described under “Lapse and Reinstatement — Reinstatement.”

Charges and Deductions

The Company assesses certain charges and deductions in connection with the policy. These include: (i) charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses, (ii) charges deducted from premiums paid, and (iii) charges assessed on surrender or lapse. These charges are summarized in the Fee Tables.

In addition, there are charges deducted from each portfolio. For more information, please refer to the prospectus for the underlying portfolio.

Investment Options and Investment Subadvisers

You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the portfolios described in the Table of Investment Options and Investment Subadvisers.

The portfolios also employ subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated portfolios.

Allocating Net Premiums only to one or a small number of the investment options (other than the Lifestyle Trusts) should not be considered a balanced investment strategy. In particular, allocating Net Premiums to a small number of investment options that concentrate their investments in a particular business or market sector will increase the risk that the value of your policy will be more volatile since these investment options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology related businesses, including internet

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related businesses, (b) small cap securities and (c) foreign securities. The Company does not provide advice regarding appropriate investment allocations. Please discuss this matter with your financial adviser.

Supplementary Benefits

Subject to certain requirements, one or more supplementary benefits may be added to a policy. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost of any supplementary benefits will be deducted as part of the monthly deduction.

GENERAL INFORMATION ABOUT JOHN HANCOCK NY, RATINGS AND THE SEPARATE ACCOUNT

Description of John Hancock NY

John Hancock Life Insurance Company of New York (“John Hancock NY” or “the Company”) is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account B

The investment accounts shown on page 1 are in fact sub-accounts of Separate Account B (the “Separate Account” or “Account”), a separate account established under New York law. The Account meets the definition of “separate account” under the federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account’s assets are our property. Each policy provides that amounts we hold in the Separate Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock NY other than those arising out of policies that use the Account. However, the obligations under the policies are the corporate obligations of the Company.

New sub-accounts may be added and made available to policy owners from time to time. Existing sub-accounts may be modified or deleted at any time.

ISSUING A POLICY

Requirements

To purchase a policy, you must submit a completed application. The Company will not issue a policy until the underwriting process has been completed to its satisfaction.

Policies may be issued on a basis which does not take into account the sex and/or smoking status of the Lives Insured with prior approval from the Company. A policy will generally be issued only on the lives of insureds from ages 20 through 90.

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Each policy is issued with a Policy Date, an Effective Date and an Issue Date (see Definitions in Appendix A). The Issue Date is the date from which the Suicide and Incontestability provisions of the policy are determined. The Effective Date is the date on which the first monthly deductions are taken, and is the date on which the underwriters approve the policy issuance. The Policy Date is the date coverage takes effect under the policy, provided the Company receives the minimum initial premium at its Service Office, is the date from which charges for the first monthly deduction are calculated, and is the date from which Policy Years, Policy Months and Policy Anniversaries are determined.

If an application accepted by the Company is not accompanied by a check for the initial premium and no request to backdate the policy has been made:

•	the Policy Date and the Effective Date will be the date the Company receives the check at its Service Office, and;

•	the Issue Date will be the date the Company issues the policy.

The initial premium must be received within 60 days after the Issue Date and the Lives Insured must be in good health on the date the initial premium is received. If the premium is not paid or the application is rejected, the policy will be canceled and any partial premium paid will be returned to the applicant.

Minimum Initial Face Amount

John Hancock NY will generally issue a policy only if it has a Face Amount of at least $250,000.

Backdating a Policy

Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated more than six months before the date of the application for the policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a policy is backdated, Net Premiums received prior to the Effective Date of a policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market sub-account.

Temporary Insurance Agreement

In accordance with the Company’s underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $5,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis. This means that any benefits under such temporary coverage will only be paid if the Lives Insured meet the Company’s usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company’s underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason. Persons failing to meet standard underwriting classifications may be eligible for a policy with an Additional Rating assigned to it.

Right to Examine the Policy

A policy may be returned for a refund of the premium within 10 days after it is received. This ten day period is known as the “Right to Examine the Policy Period.” The policy can be mailed or delivered to the John Hancock NY agent who sold it or to the John Hancock NY Service Office. Immediately on such delivery or mailing, the policy shall be deemed void from the beginning. Within seven days after receipt of the returned policy at its Service Office, John Hancock NY will refund any premium paid. During the “Right to Examine the Policy

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Period,” the Policy Value will be allocated to the Money Market sub-account. John Hancock NY reserves the right to delay the refund of any premium paid by check until the check has cleared.

If the policy is purchased in connection with a replacement of an existing policy (as defined below), the policy owner may also cancel the policy by returning it to the Service Office or the John Hancock NY agent who sold it at any time within 60 days after receipt of the policy. Within 10 days of receipt of the policy by John Hancock NY, it will pay the policy owner the Policy Value, computed at the end of the valuation period during which the policy is received by John Hancock NY. In the case of a replacement of a policy issued by a New York insurance company, the policy owner may have the right to reinstate the prior policy. The policy owner should consult with his or her attorney or the John Hancock NY agent regarding this matter prior to purchasing the new policy.

Replacement of an existing life insurance policy generally is defined as the purchase of a new life insurance policy in connection with (a) the lapse, surrender or change of, or borrowing from, an existing life insurance policy or (b) the assignment to a new issuer or an existing life insurance policy. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing life insurance policy. Therefore, a policy owner should consult with his or her attorney or John Hancock NY agent regarding whether the purchase of a new life insurance policy is a replacement of an existing life insurance policy.

If you request an increase in Face Amount which results in new surrender charges, you will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. You may request a refund of all or any portion of premiums paid during the “Right to Examine” period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

Life Insurance Qualification

This product uses the Guideline Premium Test to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended.

Guideline Premium Test. The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy’s death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the policy may affect the maximum amount of premiums, such as:

•	A change in the policy’s Face Amount.

•	A change in the death benefit option.

•	Partial withdrawals.

•	Addition or deletion of supplementary benefits.

Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company will require the policy owner to take a partial withdrawal. In addition, these changes could reduce the future premium limitations.

Minimum Death Benefit. The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to Policy Value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. The Minimum Death Benefit Percentages are shown in the Table of Minimum Death Benefit Percentages.

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Table of Minimum Death Benefit Percentages
Attained Age	Applicable Percentage
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

To determine the Applicable Percentage in the above table, use the Attained Age of the youngest of the Lives Insured, or the Attained Age such person would have reached if living. For ages not shown, the Applicable Percentage can be found by adjusting the values proportionately.

DEATH BENEFITS

If the policy is in force at the time of the death of the last-to-die of the Lives Insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless the beneficiary and the Company agree to another form of settlement option. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the Life Insured should die after the Company’s receipt of a request for surrender, no insurance benefit will be payable, and the Company may pay only the Net Cash Surrender Value.

Death Benefit Options

There are two death benefit options, described below.

Death Benefit Option 1. Under Option 1 the death benefit is the Face Amount of the policy at the date of death or, if greater, the Minimum Death Benefit.

Death Benefit Option 2. Under Option 2 the death benefit is the Face Amount plus the Policy Value of the policy at the date of death or, if greater, the Minimum Death Benefit.

Changing the Death Benefit Option

The policy owner may change the death benefit option on the first day of any Policy Month once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. The Company reserves the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option will result in a change in the policy’s Face Amount, in order to avoid any change in the amount of the death benefit, as follows:

Change from Option 1 to Option 2. The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change. The policy will not be assessed a surrender charge for a reduction in Face Amount solely due to a change in the death benefit option.

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Change from Option 2 to Option 1. The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change. No new surrender charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

Changing the Face Amount

Subject to the limitations stated in this prospectus, a policy owner may, upon written request, increase or decrease the Face Amount of the policy. The Company reserves the right to limit a change in Face Amount so as to prevent the policy from failing to qualify as life insurance for tax purposes.

Increase in Face Amount. Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the Policy Month following the date John Hancock NY approves the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. The Company reserves the right to refuse a requested increase if any of the Lives Insureds’ Attained Ages at the effective date of the increase would be greater than the maximum issue age for new policies at that time.

New Surrender Charges for an Increase. An increase in Face Amount will usually result in the policy being subject to new surrender charges. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a policy, a policy owner will have a “Right to Examine” with respect to any increase resulting in new surrender charges.

An additional premium may be required for a Face Amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the Face Amount increase. See “Lapse and Reinstatement — No-Lapse Guarantee.”

Increase with Prior Decreases. If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

Decrease in Face Amount. Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policy owner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date John Hancock NY approves the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively.

Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the Policy Value. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge. Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.

Factors that Affect the Death Benefit

In the case of death benefit Option 2 where the death benefit is the Face Amount plus the Policy Value, changes in the Policy Value will affect the amount of death benefit. Factors that affect Policy Value are the investment performance of the variable investment options chosen and the charges deducted. For discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.” These factors do not affect the Face Amount of the policy. Therefore, the amount of death benefit under Option 1 will not be less than the Face Amount as long as the policy does not lapse.

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PREMIUM PAYMENTS

Initial Premiums

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market sub-account.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

On the Effective Date, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policy owner’s instructions.

Subsequent Premiums

After the payment of the initial premium, premiums may be paid at any time and in any amount until the Maturity Date, subject to the limitations on premium amount described below.

A policy will be issued with a planned premium, which is based on the amount of premium the policy owner wishes to pay. John Hancock NY will send notices to the policy owner setting forth the planned premium at the payment interval selected by the policy owner. However, the policy owner is under no obligation to make the indicated payment.

The Company may refuse any premium payment that would cause the policy to fail to qualify as life insurance under the Internal Revenue Code. The Company also reserves the right to request evidence of insurability if a premium payment would result in an increase in the death benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, the policy does have a No-Lapse Guarantee (as well as Optional Extended No-Lapse Guarantee), which would prevent the policy from lapsing during the guarantee period, provided certain criteria, as described under “Lapse and Reinstatement — No-Lapse Guarantee,” are satisfied.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at the Service Office. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

Maximum Premium Limitation

In no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

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Premium Allocation

Premiums may be allocated to either the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policy owner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office.

CHARGES AND DEDUCTIONS

Premium Charge

John Hancock NY deducts a premium charge from each premium payment, equal to 15% of the premium for the first 10 Policy Years. The premium charge is designed to cover a portion of the Company’s acquisition and sales expenses and premium taxes, or other related taxes associated with the sale of life insurance products, including the policies, in the state of New York.

Surrender Charges

The Company will deduct a surrender charge if during the first 15 years following the Policy Date, or the effective date of a Face Amount increase:

•	the policy is surrendered for its Net Cash Surrender Value,

•	a partial withdrawal is made in excess of the Withdrawal Tier Amount (see below for a description of this amount),

•	there is a decrease in Face Amount, or

•	the policy lapses.

Unless otherwise allowed by the Company and specified by the policy owner, the surrender charge is deducted from the amount to be paid to the policy owner upon surrender or lapse of the policy or if a partial withdrawal is made. The surrender charge, together with a portion of the premium charge, is paid to the Company and is designed to compensate the Company for some of the expenses it incurs in selling and distributing the policies, including agents’ commission, advertising, agent training and the printing of prospectuses and sales literature.

Surrender Charge Calculation. The surrender charge for the initial Face Amount or for the amount of any increase in Face Amount is determined by the following formula (the calculation is also described in words below):

Surrender Charge = (Surrender Charge Rate) × (Face Amount Associated with the Surrender Charge ÷

1000) × (Grading Percentage)

Face Amount associated with the Surrender Charge. The Face Amount associated with the Surrender Charge equals the Face Amount for which the surrender charge is being applied.

Surrender Charge Rate (the calculation is also described in words below)

Surrender Charge Rate = (8.5) + (82.5%) × (Surrender Charge Premium)

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Definitions of the Formula Factors Above

The Surrender Charge Premium is the Surrender Charge Premium Limit specified in the policy per $1000 of Face Amount:

Grading Percentage. The grading percentage is based on the issue age of the youngest of the Lives Insured and the Policy Year in which the transaction causing the assessment of the charge occurs as set forth in the table below:

	Surrender Charge Grading Percentage
Issue Ages of Younger Insured	0-75	76	77	78	79	80+
Policy Year 1	93%	92%	92%	91%	90%	90%
Policy Year 2	86%	85%	84%	83%	81%	80%
Policy Year 3	80%	78%	76%	75%	72%	70%
Policy Year 4	73%	71%	69%	66%	63%	60%
Policy Year 5	66%	64%	61%	58%	54%	50%
Policy Year 6	60%	57%	53%	50%	45%	40%
Policy Year 7	53%	50%	46%	41%	36%	30%
Policy Year 8	46%	42%	38%	33%	27%	20%
Policy Year 9	40%	35%	30%	25%	18%	10%
Policy Year 10	33%	28%	23%	16%	9%	0%
Policy Year 11	26%	21%	15%	8%	0%
Policy Year 12	20%	14%	7%	0%
Policy Year 13	13%	7%	0%
Policy Year 14	6%	0%
Policy Year 15	0%

Formulas Described in Words

Surrender Charge. The surrender charge is determined by multiplying the Surrender Charge Rate by the Face Amount Associated with the Surrender Charge divided by 1000. The amount obtained is then multiplied by the Grading Percentage, a percent which starts at 100% and grades down each Policy Year to zero over a period not to exceed 15 years. The maximum surrender charge for any policy per $1000 of Face Amount is $ 31.19.

Surrender Charge Rate. The Surrender Charge Rate is equal to the sum of (a) plus (b) where (a) equals 8.5 and (b) equals 82.5% times the Surrender Charge Premium.

Illustration of Surrender Charge Calculation. Assumptions.

•	50 year old male and 40 year old female

•	policy issued 7 years ago

•	Surrender Charge Premium for the policy is $3.18

•	Face Amount of the policy is $250,000

•	policy is surrendered during the last month of the seventh Policy Year

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Surrender Charge. The Surrender Charge to be assessed would be $1473 determined as follows:

•	First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

Surrender Charge Rate = (8.5) + (82.5%) × (Surrender Charge Premium)

$11.12 = (8.50) + (82.5%) × (3.18)

The Surrender Charge Rate is equal to $11.12.

•	Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the surrender charge is determined as set forth below:

Surrender Charge = (Surrender Charge Rate) × (Face Amount Associated with the Surrender Charge) ×

(Grading Percentage)

$1,473 = (11.12) × (250,000 ÷ 1000) × (53%)

The surrender charge is equal to $1,473.

Surrender Charges on a Partial Withdrawal. A partial withdrawal will result in the assessment of a portion of the surrender charges to which the policy is subject. The portion of the surrender charges assessed will be based on the ratio of the amount of the withdrawal which exceeds the Withdrawal Tier Amount (as described below) to the Net Cash Surrender Value of the policy as of the date of the withdrawal. The surrender charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account.

Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the policy’s remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

Surrender Charge on Decrease in Face Amount. If the Face Amount of insurance is decreased, a pro-rata surrender charge will be deducted from the Policy Value. A decrease in Face Amount caused by a change from death benefit Option 1 to Option 2 will not incur a pro-rata surrender charge.

Each time a pro-rata surrender charge is deducted for a Face Amount decrease, the remaining surrender charge will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the Face Amount decrease.

Withdrawal Tier Amount. The Withdrawal Tier Amount is equal to 10% of the Net Cash Surrender Value as of the last Policy Anniversary. In determining what, if any, portion of a partial withdrawal is in excess of the Withdrawal Tier Amount, all previous partial withdrawals that have occurred in the current Policy Year are included.

Monthly Charges

On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the policy until the Maturity Date. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. The charges consist of:

•	a monthly administration charge;

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•	a monthly charge for the cost of insurance;

•	a monthly mortality and expense risk charge;

•	a monthly charge for any supplementary benefits added to the policy.

Unless otherwise allowed by the Company and specified by the policy owner, the monthly deductions will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy Value in each bears to the Net Policy Value.

Administration Charge. This charge will be equal to $ 0.175 per $1,000 of current Face Amount per Policy Month in the first Policy Year. The charge is paid to the Company and is designed to cover certain administrative expenses associated with the policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the policy.

Cost of Insurance Charge. The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate and the net amount at risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the net amount at risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.

The net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

(a)	is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

(b)	is the Policy Value as of the first day of the Policy Month prior to deduction of monthly cost of insurance.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the Policy Value, the net amount at risk is affected by the investment performance of the underlying investment options chosen, payment of premiums and charges assessed.

The rates for the cost of insurance are blended and based upon the Attained Age, sex, and risk classification of the Lives Insured.

Cost of insurance rates will generally increase with the age of each of the Lives Insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company’s expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of Lives Insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the policy except to the extent that an extra charge is imposed because of an Additional Rating applicable to the Lives Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Standard Ordinary Smoker/Non-Smoker Mortality Tables.

The election (or failure to elect) the Return of Premium Death Benefit Rider will impact the total cost of insurance charges.

Mortality and Expense Risk Charge. A monthly charge is assessed against the Policy Value equal to a percentage of the Policy Value. This charge is to compensate the Company for the mortality and expense risks it assumes under the policy. The mortality risk assumed is that Lives Insured may live for a shorter period of time

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than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the policy.

The charge varies by Policy Year as follows:

Policy Year	Guaranteed Monthly Mortality and Expense Risks Charge*	Equivalent Annual Mortality and Expense Risks Charge
1-15	0.10%	1.20%
16+	0.03%	0.30%

*	Rates shown in the table have been rounded to two decimal places as required by the prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown.

Charges for Supplementary Benefits. If the policy includes supplementary benefits, a charge will be made applicable to such supplementary benefit.

Charges for Transfers

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year, to cover processing and other administrative costs associated with such transfers.

Reduction in Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents, immediate family members of the foregoing, and employees or agents of Manufacturers Life and its subsidiaries. John Hancock NY reserves the right to reduce any of the policy’s loads or charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policy owner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock NY believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policy owners. John Hancock NY may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

In addition, groups and persons purchasing under a sponsored arrangement may apply for simplified underwriting. If simplified underwriting is granted, the cost of insurance charge may increase as a result of higher anticipated mortality experience.

SPECIAL PROVISIONS FOR EXCHANGES

The Company will permit owners of certain fixed life insurance policies issued by John Hancock NY to exchange their policies for the policies described in this prospectus (and likewise, owners of policies described in this prospectus may also exchange their policies for certain fixed policies issued by John Hancock NY). Policy owners considering an exchange should consult their tax advisers as to the tax consequences of an exchange.

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COMPANY TAX CONSIDERATIONS

At the present time, the Company makes no specific charge for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the policies.

POLICY VALUE

Determination of the Policy Value

A policy has a Policy Value, a portion of which is available to the policy owner by making a policy loan or partial withdrawal, or upon surrender of the policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

The Policy Value is affected by the investment performance of the Investment Accounts chosen and the rate of interest credited if amounts are allocated to the Fixed Account. The Policy Value is also affected by the charges deducted. For discussion of how these factors affect Policy Value see the “Summary of Benefits and Risks.”

Investment Accounts. An Investment Account is established under each policy for each sub-account of the Separate Account to which Net Premiums or transfer amounts have been allocated. Each Investment Account under a policy measures the interest of the policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the policy times the value of such units.

Fixed Account. Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by John Hancock NY. For a detailed description of the Fixed Account, see “The General Account — Fixed Account.”

Loan Account. Amounts borrowed from the policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at an effective annual rate of at least 4%. For a detailed description of the Loan Account, see “Policy Loans — Loan Account.”

Units and Unit Values

Crediting and Canceling Units. Units of a particular sub-account are credited to a policy when Net Premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

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Unit Values. For each Business Day the unit value for each sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the that sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:

(a)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and

(b)	is the net asset value of the underlying portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.

The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

Transfers of Policy Value

Subject to the restrictions set forth below, a policy owner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid transfer authorization form is on file.

Variable investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in a variable investment option can be harmed by frequent transfer activity since such activity may expose a portfolio to increased portfolio transaction costs (affecting the value of the shares), disruption to management of a portfolio (affecting a subadviser’s ability to effectively manage a portfolio’s investments in accordance with the portfolio’s investment objective and policies) and dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we impose restrictions on transfers and reserve the right to change, suspend or terminate telephone and facsimile transaction privileges. In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment options. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

The Company’s current practice is to restrict transfers into or out of variable investment options to two per calendar month (except with respect to those policies described in the following paragraph). In applying this restriction any transfer request involving the transfer of account value into or out of multiple variable investment options will still count as only one request. No more than one transfer request made be made on any day. The policy owner may, however, transfer to the Money Market investment option even if the two transfer per month limit has been reached, but only if 100% of the value in all variable investment options is transferred to the Money Market investment option. If such a transfer to the Money Market investment option is made, then, for the 30 calendar day period after such transfer, no transfers from the Money Market investment option to any other variable investment options or to the Fixed Account may be made. If a policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered

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transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any account values are transferred from one variable investment option into a second variable investment option, the values can only be transferred out of the second investment option if they are transferred into the Money Market investment option; and (ii) any account values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market investment option may not be transferred out of the Money Market investment option into any other investment options (variable or fixed) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number or timing of transfers, we will monitor aggregate trades among the sub-accounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail. The restrictions described in these paragraphs will be applied uniformly to all policy owners subject to the restrictions.

The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described in “Other Information — Payment of Proceeds” occurs. Transfer privileges are also subject to any restrictions that may be imposed by the portfolios. In addition, the Company reserves the right to defer the transfer privilege at any time that the Company is unable to purchase or redeem shares of a portfolio.

While the policy is in force, the policy owner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:

•	within eighteen months after the Issue Date; or

•	within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the 12 transfers that may be made free of charge in any Policy Year, as described below.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to John Hancock Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Transfer Charges. A policy owner may make up to twelve transfers each Policy Year free of charge. Additional transfers in each Policy Year may be made at a cost of $25 per transfer. This charge will be deducted

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from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.

Transfers Involving Fixed Account. The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of (i) $2,000, (ii) 15% of the Fixed Account value at the previous Policy Anniversary or (iii) the amount transferred out of the Fixed Account during the previous Policy Year. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market portfolio.

Telephone Transfers. Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, John Hancock NY will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

Dollar Cost Averaging. The Company will offer policy owners a Dollar Cost Averaging program. Under the Dollar Cost Averaging program the policy owner will designate an amount which will be transferred at predetermined intervals from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program. If insufficient funds exist to effect a Dollar Cost Averaging transfer, the transfer will not be effected and the policy owner will be so notified.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policy owner.

Asset Allocation Balancer Transfers. Under the Asset Allocation Balancer program the policy owner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will move amounts among the Investment Accounts as necessary to maintain the policy owner’s chosen allocation. A change to the policy owner’s premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policy owner either instructs John Hancock NY otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days’ written notice to the policy owner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policy owner.

POLICY LOANS

At any time while this policy is in force, a policy owner may borrow against the Policy Value of the policy. The amount of any loan cannot exceed 90% of the policy’s Net Cash Surrender Value. The policy serves as the security for the loan. Policy loans may have tax consequences, see “Policy Loans” under the heading “Tax Treatment of Policy Benefits.”

Loan Value. The Loan Value is equal to the policy’s Net Cash Surrender Value less the monthly deductions due to the next Policy Anniversary.

Effect of Policy Loan

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See “Lapse and Reinstatement.” In addition, a policy loan may result

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in a policy’s failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the last-to-die of the Lives Insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

Interest Charged on Policy Loans

Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. The rate of interest charged will be an effective annual rate of 5.25%. The actual rate charged is equal to the rate of interest charged on the policy loan less the amount credited on the Loan Account. This amount, referred to as the Loan Interest Credited Differential, is currently 1.25% and guaranteed not to exceed this percentage. We may change the differential as of 90 days after we send you written notice of such change.

If the interest due on a Policy Anniversary is not paid by the policy owner, the interest will be borrowed against the policy. The policy will go into default at any time the Policy Debt exceeds the Policy Value. At least 61 days prior to termination, the Company will send the policy owner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

Loan Account

When a loan is made, an amount equal to the loan, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policy owner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.

Interest Credited to the Loan Account. Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4%. The excess of the loan interest charged (5.25%) over the loan interest credited rates will result in a net charge against the Policy Value with respect to any Policy Debt.

Loan Account Adjustments. On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts or the Fixed Account in the same proportion as the value in each Investment Account and Fixed Account bears to the Net Policy Value.

Loan Repayments. Policy Debt may be repaid in whole or in part at any time prior to the death of the last-to-die of the Lives Insured, provided that the policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account, until the value that was transferred from it is fully restored, and then to each Investment Account in the same proportion that the value that was transferred from it bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums.

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POLICY SURRENDER AND PARTIAL WITHDRAWALS

Policy Surrender

A policy may be surrendered for its Net Cash Surrender Value at any time while a Life Insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the “Cash Surrender Value”) minus the Policy Debt. If there have been any prior Face Amount increases, the surrender charge will be the sum of the surrender charge for the Initial Face Amount plus the surrender charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which John Hancock NY receives the policy and a written request for surrender at its Service Office. After a policy is surrendered, the insurance coverage and all other benefits under the policy will terminate.

Partial Withdrawals

A policy owner may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. The policy owner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on surrender charges on a partial withdrawal see “Charges and Deductions — Surrender Charges.”

Reduction in Face Amount due to a Partial Withdrawal. If death benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount of the policy will be reduced by the amount of the withdrawal plus any applicable surrender charges.

If the death benefit is based upon the Policy Value times the Minimum Death Benefit percentage set forth under “Issuing a Policy — Life Insurance Qualification,” the Face Amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the surrender charge assessed exceeds the difference between the death benefit and the Face Amount. When the Face Amount of a policy is based on one or more increases subsequent to issuance of the policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

LAPSE AND REINSTATEMENT

Lapse

Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any Policy Month the policy’s Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a policy could lapse eventually if increases in Policy Value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax Treatment of the Policy.” John Hancock NY will notify the policy owner of the default and will allow a 61 day grace period in which the policy owner may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate with no value.

No-Lapse Guarantee

As long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the policy will not go into default, even if adverse

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investment experience or other factors should cause the policy’s Net Cash Surrender Value to be insufficient to meet the monthly deductions due at the beginning of a Policy Month.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and supplementary benefits, if applicable. It is subject to change if the Face Amount of the policy is changed, if there is a death benefit option change, or if there is any change in the supplementary benefits added to the policy or in the risk classification of any Lives Insured because of a change in smoking status.

The No-Lapse Guarantee Period is set at issue and will vary by issue age, as set forth in the policy.

While the No-Lapse Guarantee is in effect, the Company will determine at the beginning of the Policy Month that your policy would otherwise be in default whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If it has not been satisfied, the Company will notify the policy owner of that fact and allow a 61-day grace period in which the policy owner may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to the policy owner, will be equal to the lesser of:

•	the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or

•	the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.

No-Lapse Guarantee Cumulative Premium Test. The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals and less any Policy Debt, is at least equal to the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

Optional Extended No-Lapse Guarantee. Subject to state approval, an optional rider may be added to the policy that extends the No-Lapse Guarantee Period to the earlier of: (a) termination of the policy or the rider, (b) subject to any applicable state limitations, the number of years selected by the policy owner and (c) age 100 of the Life Insureds. (The rider may be terminated at any time but cannot be reinstated once terminated.) In order for the Extended No-Lapse Guarantee to be applicable a Cumulative Premium Test must be satisfied. This test is described in the rider. The cost of the rider varies by issue age, sex, risk classification, smoking status and Face Amount and a change in the Face Amount of the policy may affect the cost of the rider.

Death During Grace Period. If the last Life Insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default, and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

A policy owner can reinstate a policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

•	All Lives’ Insured risk classifications are standard or preferred, and

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•	All Lives’ Insured Attained Ages are less than 46.

A policy owner can reinstate a policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

•	Evidence of insurability of the Lives Insured, or of the survivor who was insured at the end of the grace period, satisfactory to the Company is provided to the Company;

•	A premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the next two monthly deductions;

•	The policy cannot be reinstated if any of the Lives Insured die after the policy has terminated.

If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policy owner’s request or the date the required payment is received at the Company’s Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the policy terminated. Any Policy Debt not paid upon termination of the policy will be reinstated if the policy is reinstated.

Generally, the suicide and incontestability provisions will apply from the effective date of the reinstatement. Your policy will indicate if this is not the case.

Termination of the Policy

Your policy will terminate on the earliest of the following events:

•	the end of the grace period for which you have not paid the amount necessary to bring the policy out of default;

•	surrender of the policy for its Net Cash Surrender Value;

•	the death of the last Life Insured; or

•	the Maturity Date.

Termination Maturity Benefit and Age 100 Advantage

Maturity Benefit. We will pay you the Net Cash Surrender Value of your policy as of the Maturity Date provided the policy has not terminated and a Life Insured is alive.

Age 100 Advantage. If a Life Insured is alive on the Maturity Date, the policy will continue in force subject to the following unless the policy owner chooses to surrender the policy for its Net Cash Surrender Value:

•	the policy will be continued until the earlier of the death of the Life Insured or the date the policy owner surrenders the policy;

•	no additional premium payments will be accepted although loan repayments will be accepted;

•	no additional charges or deductions (as described under “Charges and Deductions”) will be assessed;

•	interest on any Policy Debt will continue to accrue;

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•	the policy owner may continue to take partial withdrawals; and

•	the policy owner may continue to transfer portions of the Policy Value among the Investment Accounts and the Fixed Account as described in this prospectus.

The policy will go into default after the Maturity Date if the Policy Debt equals or exceeds the Policy Value. The Company will notify the policy owner of the default and will allow a 61 day grace period (from the date the policy goes into default) in which the policy owner may make a payment of the loan interest which would then bring the policy out of default. If the required payment is not received by the end of the grace period, the policy will terminate with no value.

THE GENERAL ACCOUNT

The general account of John Hancock NY consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, John Hancock NY has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of John Hancock NY have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the SEC has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

Fixed Account

A policy owner may elect to allocate Net Premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. John Hancock NY will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

Policy Value in the Fixed Account. The Policy Value in the Fixed Account is equal to:

•	the portion of the Net Premiums allocated to it; plus

•	any amounts transferred to it; plus

•	interest credited to it; less

•	any charges deducted from it; less

•	any partial withdrawals from it; less

•	any amounts transferred from it.

Interest on the Fixed Account. An allocation of Policy Value to the Fixed Account does not entitle the policy owner to share in the investment experience of the general account. Instead, John Hancock NY guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 3%, without regard to the actual investment experience of the general account. Consequently, if a policy owner pays the planned premiums, allocates all Net Premiums only to the Fixed Account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the policy will be determinable and guaranteed.

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OTHER PROVISIONS OF THE POLICY

Return of Premium Death Benefit Rider

The policy may be issued with an optional Return of Premium Death Benefit Rider if death benefit Option 1 is elected. This rider provides an additional death benefit payable upon the death of the last-to-die of the Lives Insured after the Company receives due proof of death. The Return of Premium Rider death benefit is calculated as follows:

The Return of Premium Rider death benefit is equal to initial premium. Any subsequent premiums will increase the rider death benefit at the time of the premium payment by the amount of the premium. Any partial withdrawal will reduce the death benefit at the time of withdrawal by an amount equal to the withdrawal plus any applicable surrender charge (except that the rider death benefit will not be reduced to less than zero).

Cessation of Increases. Increases in the Return of Premium Rider death benefit coverage will cease at the earlier of:

•	the Policy Anniversary coincident with or next following the date we receive your written request for cessation of any further increases;

•	the beginning of the Policy Month coincident with or next following the date we approve your written request for a change to death benefit Option 2; or

•	the date as of which monthly deductions cease and no further premiums may be paid in determining the amount of the Return of Premium Rider death benefit coverage.

Decreases in Coverage. The Return of Premium Rider death benefit may be decreased if requested by the policy owner. The decrease will take effect at the beginning of the Policy Month on or next following the date Company approves the request. The Return of Premium Rider death benefit coverage will be reduced by the amount of the requested decrease. Decreases in the death benefit are not subject to pro-rata surrender charges.

Partial Withdrawals. If the policy owner makes a written request for a partial withdrawal of Net Cash Surrender Value while this rider is in force, the amount of the Return of Premium Rider death benefit coverage will be reduced by the amount of the withdrawal. Any withdrawals will be subject to a pro-rata surrender charge as described under “Charges and Deductions — Surrender Charges.” In addition, any Face Amount reduction that would otherwise be required as a result of the partial withdrawal will be limited by the amount by which the withdrawal plus the surrender charge exceeds the amount of the Return of Premium Rider death benefit.

No Lapse Guarantee. The No Lapse Guarantee provisions of the policy apply to the Return of Premium Rider death benefit for the first two Policy Years only.

The election (or failure to elect) the Return of Premium Rider death benefit will impact the total cost of insurance charges.

Policy Owner Rights

Unless otherwise restricted by a separate agreement, the policy owner may:

•	Vary the premiums paid under the policy.

•	Change the death benefit option.

•	Change the premium allocation for future premiums.

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•	Take loans and/or partial withdrawals.

•	Surrender the policy.

•	Transfer ownership to a new owner.

•	Name a contingent owner that will automatically become owner if the policy owner dies before the insured.

•	Change or revoke a contingent owner.

•	Change or revoke a beneficiary.

Assignment of Rights. John Hancock NY will not be bound by an assignment until it receives a copy of the assignment at its Service Office. John Hancock NY assumes no responsibility for the validity or effects of any assignment.

Beneficiary

One or more beneficiaries of the policy may be appointed by the policy owner by naming them in the application. Beneficiaries may be appointed in three classes — primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policy owner during the lifetime of the last surviving of the Lives Insured by giving written notice to John Hancock NY in a form satisfactory to the Company. The change will take effect as of the date such notice is signed. If the last Life Insured dies and there is no surviving beneficiary, the policy owner, or the policy owner’s estate if the policy owner is the Life Insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the Life Insured, the Company will pay the insurance benefit as if the beneficiary had died before the Life Insured.

Incontestability

John Hancock NY will not contest the validity of a policy after it has been in force during any Life Insured’s lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount or the addition of a supplementary benefit, after such increase or addition which requires evidence of insurability has been in force during any Life Insured’s lifetime for two years. If a policy has been reinstated and been in force during any Life Insured’s lifetime for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

Misstatement of Age or Sex

If the stated age or sex or both of any of the Lives Insured in the policy are incorrect, John Hancock NY will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

Suicide Exclusion

If any of the Lives Insured dies by suicide within two years after the Issue Date, the policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If any of the Lives Insured dies by suicide within two years after the effective date of an applied for increase in Face Amount, the Company will credit the amount of any monthly deductions taken for the increase and reduce

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the Face Amount to what it was prior to the increase. If the last death is by suicide, the death benefit for that increase will be limited to the monthly deductions taken for the increase.

The Company reserves the right to obtain evidence of the manner and cause of death of the Lives Insured.

Conversion Privilege

The policy may be converted to a fixed paid-up benefit at any Policy Anniversary, without evidence of insurability. This conversion privilege is subject to the following conditions:

•	no further monthly deductions will be taken from the Policy Value after the date of conversion,

•

the Investment Account values as well as the death benefit, Policy Value and any other values based on Policy Value will be determined as of the Business Day on which the Company receives a written request for conversion of the policy,

•	the basis for determining the amount of paid-up life insurance will be the Commissioners 1980 Standard Ordinary Smoker or Non-Smoker Mortality Table and an interest rate of 4% per year,

•	the policy may not be reinstated after the date of the conversion.

The Company currently imposes no charge with respect to this privilege.

TAX TREATMENT OF THE POLICY

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including nonqualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our “policy holder reserves”. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment”. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

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The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and state and local premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your account value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

Increases in account value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial 42 withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

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Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets”. As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

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At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact. The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of 7 equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs. Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a

47

modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

OTHER INFORMATION

Payment of Proceeds

As long as the policy is in force, John Hancock NY will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.

The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account, the Company may delay payment during any period during which:

(i)	the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings),

(ii)	trading on the New York Stock Exchange is restricted,

(iii)	an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets or

(iv)	the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether the conditions described in (ii) and (iii) exist.

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Reports to Policy Owners

Within 30 days after each Policy Anniversary, John Hancock NY will send the policy owner a statement showing, among other things:

•	the amount of death benefit;

•	the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

•	the value of the units in each Investment Account to which the Policy Value is allocated;

•	the Policy Debt and any loan interest charged since the last report;

•	the premiums paid and other policy transactions made during the period since the last report; and

•	any other information required by law.

Each policy owner will also be sent an annual and a semi-annual report for each portfolio which will include a list of the securities held in each portfolio as required by the 1940 Act.

Distribution of Policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers, financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard Compensation” and “Additional Compensation and Revenue Sharing”. These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

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Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard Compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 8% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 10% in any policy year. This schedule of compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional Compensation and Revenue Sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Responsibilities Assumed by John Hancock NY, JH Distributors and John Hancock USA

The Underwriting and Distribution Agreement between JH Distributors and John Hancock NY provides that John Hancock NY will pay selling broker dealers commissions and expense allowance payments subject to

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limitations imposed by New York Insurance Law. The Company will prepare and maintain all books and records required to be prepared and maintained by JH Distributors with respect to the policies, and send all confirmations required to be sent by JH Distributors with respect to the policies. The Company will pay JH Distributors for expenses incurred and services performed under the terms of the agreement in such amounts and at such times as agreed to by the parties.

John Hancock USA has entered into an Administrative Service Agreement with us pursuant to which John Hancock USA or its designee will provide to us all issue, administrative, general services and record keeping functions on our behalf with respect to all of our insurance policies including the policies.

The Company may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of an insured.

Voting Rights

As stated previously, all of the assets held in each sub-account of the Separate Account will be invested in shares of a particular portfolio. John Hancock NY is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders’ meeting. However, John Hancock NY will vote shares held in the sub-accounts in accordance with instructions received from policy owners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policy owners are received, including shares not attributable to the policies, will be voted by John Hancock NY in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit John Hancock NY to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policy owner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding portfolio. The number will be determined as of a date chosen by John Hancock NY, but not more than 90 days before the shareholders’ meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

John Hancock NY may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that John Hancock NY reasonably disapproves such changes in accordance with applicable federal regulations. If John Hancock NY does disregard voting instructions, it will advise policy owners of that action and its reasons for such action in the next communication to policy owners.

Substitution of Portfolio Shares

It is possible that in the judgment of the management of John Hancock NY, one or more of the portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulations, because the shares are no longer available for investment, or for some other reason. In that event, John Hancock NY may seek to substitute the shares of another portfolio or of an entirely different mutual fund. Before this can be done, the approval of the SEC and the New York State insurance department may be required.

John Hancock NY also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine

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sub-accounts or to transfer assets in one sub-account to another sub-account or (vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

Records and Accounts

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

State Regulation

John Hancock NY is subject to the regulation and supervision by the New York Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The policies have been filed with insurance officials in each jurisdiction where they are sold.

John Hancock NY is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

Further Information

A registration statement under the Securities Act of 1933 has been filed with the SEC relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the SEC’s principal office in Washington D.C. upon payment of the prescribed fee. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which is located at http://www.sec.gov.

For further information you may also contact John Hancock NY’s Home Office, the address and telephone number of which are on the last page of the prospectus.

Financial Statements

The financial statements of the Company and the Separate Account are set forth in the Statement of Additional Information. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Independent registered public accounting firm

The consolidated financial statements of John Hancock Life Insurance Company of New York at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2009, and for each of the two years in the period ended December 31, 2009, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

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APPENDIX A: DEFINITIONS

Additional Rating: is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, our underwriting requirements for the standard risk classification.

Attained Age: is the Age on the Policy Date issue plus the number of whole years that have elapsed since the Policy Date.

Business Day: is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange on that day.

Cash Surrender Value: is the Policy Value less the surrender charge and any outstanding monthly deductions due.

Effective Date: is the date the underwriters approve issuance of the policy. If the policy is approved without the initial premium, the Effective Date will be the date we receive at least the minimum initial premium at our Service Office. In either case, we will take the first monthly deduction on the Effective Date.

Fixed Account: is that part of the Policy Value which reflects the value the policy owner has in our general account.

Gross Withdrawal: is the amount of partial Net Cash Surrender Value the policy owner requests plus any surrender charge applicable to the withdrawal.

Investment Account: is that part of the Policy Value which reflects the value the policy owner has in one of the sub-accounts of the Separate Account.

Issue Date: is the date we issued the policy. The Issue Date is also the date from which the Suicide and Incontestability provisions of the policy are measured.

Life Insured: is the last-to-die of the Lives Insured.

Lives Insured: are the persons whose lives are insured under this policy. Reference to the youngest of the Lives Insured means the youngest person insured under this policy when it is first issued.

Loan Account: is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Maturity Date: is the Policy Anniversary nearest the Life Insured’s Attained Age 100.

Monthly No-Lapse Guarantee Premium: is one-twelfth of the No-Lapse Guarantee Premium.

Net Cash Surrender Value: is the Cash Surrender Value less the Policy Debt.

Net Policy Value: is the Policy Value less the value in the Loan Account.

Net Premium: is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee: when the policy is in the No-Lapse Guarantee Period, as long as the No-Lapse Guarantee Cumulative Premium Test is met, the policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.

No-Lapse Guarantee Period: is set at issue and will vary by issue age, as set forth in the policy.

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No-Lapse Guarantee Premium: is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. The premium is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the policy:

•	the Face Amount of insurance changes.

•	There is a decrease in the Face Amount of insurance due to a partial withdrawal.

•	a supplementary benefit is added, changed or terminated.

•	the risk classification of either of the Lives Insured changes.

•	a temporary Additional Rating is added (due to a Face Amount increase) or terminated.

•	the death benefit Option changes.

No-Lapse Guarantee Cumulative Premium: is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

No-Lapse Guarantee Cumulative Premium Test: is a test that, if satisfied, during the No-Lapse Guarantee Period will keep the policy in force when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the applicable monthly No-Lapse Guarantee Premiums due since the Policy Date.

Policy Date: is the date from which charges for the first monthly deduction are calculated and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt: as of any date equals (a) plus (b) plus (c) minus (d), where:

(a)	is the total amount of loans borrowed as of such date;

(b)	is the total amount of any unpaid loan interest charges which have been borrowed against the policy on a Policy Anniversary;

(c)	is any interest charges accrued from the last Policy Anniversary to the current date; and

(d)	is the total amount of loan repayments as of such date.

Policy Value: is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office Mailing Address: is 1 John Hancock Way, Suite 1350, Boston, MA 02217-1099.

Surrender Charge Period: is the period following the Issue Date of the policy or following any increase in Face Amount during which we will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policy owner surrenders the policy or makes a partial withdrawal.

Written Request: is the policy owner’s request to us which must be in a form satisfactory to us, signed and dated by the policy owner, and received at our Service Office.

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In addition to this prospectus, John Hancock NY has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock NY and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery
John Hancock Life Insurance Company of New York 197 Clarendon Street Boston, MA 02116-5010	John Hancock Life Insurance Company of New York 1 John Hancock Way, Suite 1350 Boston, MA 02217-1099

Phone:	Fax:
1-888-267-7784	1-416-926-5809

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act No. 811-8329 1933 Act File No. 333-100664

Statement of Additional Information

dated May 3, 2010

for interests in

John Hancock Life Insurance Company of New York Account B (“Registrant”)

Interests are made available under

SURVIVORSHIP VUL

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

(“John Hancock NY”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting the John Hancock NY Servicing Office at 197 Clarendon Street, Boston, MA 02116-5010 or telephoning 1-888-267-7784.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor”. The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.

John Hancock NY is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Life Insurance Company of New York Separate Account B (the “Account”), a separate account established by John Hancock NY under New York law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock NY.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock NY and of registered separate accounts organized by John Hancock NY may be provided by John Hancock Life Insurance Company (U.S.A.), or other affiliates. Neither John Hancock NY nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank’s address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

The financial statements of John Hancock Life Insurance Company of New York at December 31, 2009 and 2008, and for each of the three years in the period ended December 31, 2009, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2009, and for each of the two years in the period ended December 31, 2009, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2009, 2008, and 2007 was $152,873,991, $224,191,519, and $236,021,417 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 135% of the target premium paid in the first policy year, and 8% of the target premium paid in years 2-10. Compensation on any premium paid in excess of target premium will not exceed 10% in any policy year.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer may pay their respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock NY reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock NY believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock NY may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

Years Ended December 31, 2009, 2008, and 2007

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company of New York

We have audited the accompanying balance sheets of John Hancock Life Insurance Company of New York (the “Company”) as of December 31, 2009 and 2008, and the related statements of operations, changes in shareholder’s equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Life Insurance Company of New York at December 31, 2009 and 2008 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities.

/s/ ERNST & YOUNG LLP

Boston, MA

April 7, 2010

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

	December 31,

	2009	2008

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2009—$1,221; 2008—$670)	$1,235	$726
Investment in unconsolidated affiliate	1	1
Policy loans	55	43
Short-term investments	107	514

Total Investments	1,398	1,284

Cash and cash equivalents	669	64
Accrued investment income	28	19
Deferred policy acquisition costs and deferred sales inducements	588	599
Amounts due from affiliates	6	-
Reinsurance recoverable	67	54
Embedded derivatives recoverable for certain separate account guarantees	41	40
Other assets	13	11
Separate account assets	6,648	4,865

Total Assets	$9,458	$6,936

Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$929	$801
Policyholders’ funds	77	66
Unearned revenue	41	42
Unpaid claims and claim expense reserves	18	7
Amounts due to affiliates	56	18
Current income tax payable	86	16
Deferred income tax liability	100	61
Embedded derivatives payable for certain separate account guarantees	53	275
Other liabilities	38	44
Separate account liabilities	6,648	4,865

Total Liabilities	8,046	6,195
Commitments and Legal Proceedings (Note 7)
Shareholder’s Equity
Common stock ($1.00 par value; 3,000,000 shares authorized; 2,000,003 and 2,000,002 shares issued and outstanding at December 31, 2009 and 2008, respectively)	2	2
Additional paid-in capital	895	413
Retained earnings	510	299
Accumulated other comprehensive income	5	27

Total Shareholder’s Equity	1,412	741

Total Liabilities and Shareholder’s Equity	$9,458	$6,936

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS

	Years ended December 31,

	2009	2008	2007

	(in millions)
Revenues
Premiums	$27	$18	$5
Fee income	198	162	155
Net investment income	173	174	172
Net realized investment and other gains (losses)	1	10	(6)

Total revenues	399	364	326

Benefits and expenses
Benefits to policyholders	(94)	366	75
Amortization of deferred policy acquisition costs and deferred sales inducements	114	(35)	38
Other operating costs and expenses	62	54	50

Total benefits and expenses	82	385	163

Income (loss) before income taxes	317	(21)	163

Income tax expense (benefit)	108	(11)	48

Net income (loss)	$209	$(10)	$115

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for shares outstanding)					(in thousands)
Balance at January 1, 2007	$2	$113	$194	$1	$310	2,000

Comprehensive income:
Net income			115		115
Other comprehensive income, net of tax:
Net unrealized investment gains				10	10

Comprehensive income					125

Balance at December 31, 2007	$2	$113	$309	$11	$435	2,000

Comprehensive income:
Net loss			(10)		(10)
Other comprehensive income, net of tax:
Net unrealized investment gains				16	16

Comprehensive income					6

Capital contribution from Parent		300			300

Balance at December 31, 2008	$2	$413	$299	$27	$741	2,000

Comprehensive income:
Net income			209		209
Other comprehensive income, net of tax:
Net unrealized investment losses				(20)	(20)

Comprehensive income					189

Adoption of ASC 320 - Other-than-temporary impairments			2	(2)	-
Capital contribution from Parent		482			482

Balance at December 31, 2009	$2	$895	$510	$5	$1,412	2,000

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

	Years ended December 31,

	2009	2008	2007

	(in millions)
Cash flows from operating activities:
Net income (loss)	$209	$(10)	$115
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment and other (gains) losses	(1)	(10)	6
Increase in reinsurance recoverable	(13)	(14)	(9)
Amortization of deferred policy acquisition costs and deferred sales inducements	114	(35)	38
Capitalization of deferred policy acquisition costs and deferred sales inducements	(99)	(143)	(139)
Increase in accrued investment income	(9)	-	(2)
(Increase) decrease in other assets and other liabilities, net	(107)	223	66
Increase in policyholder liabilities and accruals, net	18	130	32
Increase (decrease) in deferred income taxes	31	(21)	15

Net cash provided by operating activities	143	120	122

Cash flows from investing activities:
Sales of:
Fixed maturities	122	122	31
Maturities of:
Fixed maturities	104	113	108
Purchases of:
Fixed maturities	(777)	(390)	(293)
Net sales (purchases) of short-term investments	407	(320)	(41)
Policy loans advanced, net	(12)	(8)	(7)
Net change in payable for undelivered securities	-	(5)	5

Net cash used in investing activities	(156)	(488)	(197)

Cash flows from financing activities:
Capital contribution from Parent	482	300	-
Universal life and investment-type contract deposits	320	463	345
Universal life and investment-type contract withdrawals	(65)	(136)	(105)
Net transfers to separate accounts from policyholder’s funds	(119)	(228)	(157)

Net cash provided by financing activities	618	399	83

Net increase in cash and cash equivalents	605	31	8
Cash and cash equivalents at beginning of year	64	33	25

Cash and cash equivalents at end of year	$669	$64	$33

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company of New York (the “Company”) is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded life insurance company.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located exclusively in the State of New York. These products, including individual life insurance, individual and group fixed and variable annuities are sold through an extensive network of agents, securities dealers, and other financial institutions.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company’s investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, is accounted for using the equity method of accounting and is included in investment in unconsolidated affiliate.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities as available-for-sale and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premium and accretion of discounts are included in net investment income.

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company is a party to certain separate account guarantees that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in benefits to policyholders.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Deferred Policy Acquisition Costs and Deferred Sales Inducements. Deferred policy acquisition costs (“DAC”) are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers deferred sales inducements (“DSI”), including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds. Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds are primarily related to group annuity contracts and are equal to the total of the policyholder account values before surrender charges. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Revenue Recognition. Premiums from non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due.

Deposits related to universal life contracts and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuities, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided. Fee income also includes advisory fees and administrative service fees on separate accounts.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Adoption of Recent Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a Replacement of FASB Statement No. 162,” and FASB Accounting Standards Update (“ASU”) No. 2009-1, “Topic 105 - Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168—The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles.”

FASB Accounting Standards Codification™ (“ASC”) Topic 105 establishes the FASB Accounting Standards Codification™ as the single source of authoritative U.S. GAAP recognized by the FASB, to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no effect on the Company’s Balance Sheets or Statements of Operations, as it did not change U.S. GAAP principles.

Fair Value Measurements

Effective December 31, 2009, the Company adopted ASU No. 2009-12, “Fair Value Measurements and Disclosures – Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent).” This amendment to ASC Topic 820, “Fair Value Measurements and Disclosure” (“ASC 820”), allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company’s Balance Sheets or Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, “Measuring Liabilities at Fair Value.” This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company’s Balance Sheets or Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Effective April 1, 2009, the Company adopted FASB Staff Position (“FSP”) No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company’s Balance Sheets or Statements of Operations.

In October 2008, the FASB issued FSP FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active,” which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company’s Balance Sheets or Statements of Operations.

Effective January 1, 2008, the Company adopted FSP FAS 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13,” which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, “Fair Value Measurements (“SFAS No. 157”),” fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company’s Balance Sheets or Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels (“Level 1, 2, and 3”) with the most observable input level being Level 1. The impact of changing of valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as a decrease in net income of $14 million, net of tax, on January 1, 2008.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, “Subsequent Events, which is now incorporated into ASC Topic 855, “Subsequent Events” (“ASC 855”). This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-9, “Subsequent Events,” which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission (“SEC”) to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company’s Balance Sheets or Statements of Operations.

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2 and FAS 124-2, “Recognition and Presentation of Other-Than-Temporary Impairments, which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $2 million, net of tax, on April 1, 2009 with a corresponding (decrease) increase in accumulated other comprehensive income of ($2) million, net of tax, attributable to (1) available-for-sale debt securities of ($4) million, (2) deferred policy acquisition costs and deferred sales inducements of $1 million, and (3) deferred income taxes of $1 million.

Income Taxes

Effective January 1, 2007, the Company adopted FASB Financial Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109,” which is now incorporated into ASC 740, “Income Taxes” (“ASC 740”). This guidance prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. ASC 740 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). ASC 740 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption. Adoption of this guidance had no impact on the Company’s Balance Sheets or Statements of Operations.

Future Adoption of Recent Accounting Pronouncements

Fair Value Measurements

In January 2010, the FASB issued ASU No. 2010-06, “Fair Value Measurements and Disclosures – Improving Disclosures about Fair Value Measurements,” which amends ASC 820. This guidance adds additional requirements for disclosures about transfers into and out of Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements. It also clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value. These amendments to ASC 820 will be effective for the Company on January 1, 2010. Adoption of this guidance will result in expanded disclosures related to fair value measurements, but will have no impact on the Company’s Balance Sheets or Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments

Fixed Maturities

The Company’s investments in fixed maturities classified as available-for-sale are summarized below:

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities:
Corporate securities	$602	$25	$4	$623
U.S. Treasury securities and obligations of U.S. government corporations and agencies	477	9	7	479
Obligations of states and political subdivisions	31	1	1	31
Debt securities issued by foreign governments	111	-	9	102

Total fixed maturities available-for-sale	$1,221	$35	$21	$1,235

	December 31, 2008

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities:
Corporate securities	$339	$23	$3	$359
U.S. Treasury securities and obligations of U.S. government corporations and agencies	329	36	-	365
Debt securities issued by foreign governments	2	-	-	2

Total fixed maturities available-for-sale	$670	$59	$3	$726

The amortized cost and fair value of fixed maturities at December 31, 2009, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$122	$125
Due after one year through five years	383	393
Due after five years through ten years	362	368
Due after ten years	354	349

Total	$1,221	$1,235

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

Fixed Maturities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than- temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporary impaired and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less that the security’s amortized cost then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment losses in the Statements of Operations, while the non-credit loss is charged to other comprehensive income (loss).

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows are subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other-than-temporary impairments, and (4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for fixed maturity securities are net of the other-than-temporary impairment charges.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position:

Unrealized Losses on Fixed Maturity Securities — By Investment Age

	Year ended December 31, 2009

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate securities	$187	$4	$-	$-	$187	$4
U.S. Treasury securities and obligations of U.S. government corporations and agencies	146	7	-	-	146	7
Obligations of states and political subdivisions	23	1	-	-	23	1
Debt securities issued by foreign governments	92	9	-	-	92	9

Total	$448	$21	$-	$-	$448	$21

	Year ended December 31, 2008

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate securities	$96	$3	$-	$-	$96	$3

Total	$96	$3	$-	$-	$96	$3

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The Company did not hold any below investment grade fixed maturity securities at December 31, 2009 or December 31, 2008.

At December 31, 2009 and 2008, there were 62 and 37 fixed maturity securities with an aggregate gross unrealized loss of $21 million and $3 million, respectively, of which the single largest unrealized loss was $3 million and $0.5 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

There were no non-income producing available-for-sale securities for the year ended December 31, 2009. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2009.

Assets on Deposit

As of December 31, 2009 and 2008, fixed maturity securities with a fair value of $1 million were on deposit with the State of New York as required by law.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Equity Method Investments

The Company has a 38% equity ownership in JHIMS, which is included in investment in unconsolidated affiliate, and is allocated approximately 39% of earnings pursuant to the Limited Liability Company Agreement. As of December 31, 2009 and 2008, total assets of JHIMS were $40 million and $27 million, respectively, and total liabilities of JHIMS were $38 million and $25 million, respectively. For the years ended December 31, 2009, 2008, and 2007, net income of JHIMS was $328 million, $350 million, and $353 million, respectively. The Company’s share of income earned from its investment in JHIMS was $127 million, $137 million, and $139 million for the years ended December 31, 2009, 2008, and 2007, respectively, and is included in net investment income.

Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

	Years ended December 31,
	2009	2008	2007

	(in millions)
Net investment income
Fixed maturities	$43	$30	$27
Policy loans	3	3	2
Short-term investments	2	5	5
Other (1)	127	137	139

Gross investment income	175	175	173

Less investment expenses	2	1	1

Net investment income	$173	$174	$172

Net realized investment and other gains (losses)
Fixed maturities	$1	$6	$(2)
Other	-	4	(4)

Net realized investment and other gains (losses)	$1	$10	$(6)

(1)	Primarily represents income earned from the Company’s investment in JHIMS.

Gross gains were realized on the sale of available-for-sale securities of $3 million, $7 million, and $0.4 million for the years ended December 31, 2009, 2008, and 2007, respectively, and gross losses were realized on the sale of available-for-sale securities of $1 million, $0.1 million, and $0 million for the years ended December 31, 2009, 2008, and 2007, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $0 million, $2 million, and $2 million for the years ended December 31, 2009, 2008, and 2007, respectively, were recognized in the Statements of Operations.

Note 3 — Income Taxes

The Company joins with its parent and affiliates in filing a consolidated tax return.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Income Taxes - (continued)

The components of income taxes were as follows:

	Years ended December 31,

	2009	2008	2007

	(in millions)
Current taxes:
Federal	$77	$10	$33
Deferred taxes:
Federal	31	(21)	15

Total income tax expense (benefit)	$108	$(11)	$48

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations is as follows:

	Years ended December 31,

	2009	2008	2007

	(in millions)
Tax at 35%	$111	$(8)	$57
Add (deduct):
Prior year taxes	2	3	(11)
Dividends received deduction	(4)	(6)	(11)
Unrecognized tax benefits	-	-	14
Other	(1)	-	(1)

Total income tax expense (benefit)	$108	$(11)	$48

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,

	2009	2008

	(in millions)
Deferred tax assets:
Differences in computing policy reserves	$155	$108
Securities and other investments	-	79
Unearned revenue	14	15
Tax credits	7	6
Other	1	-

Total deferred tax assets	177	208

Deferred tax liabilities:
Unrealized gains on investments	5	15
Securities and other investments	15	-
Deferred policy acquisition costs	165	171
Reinsurance	79	67
Deferred sales inducements	13	16

Total deferred tax liabilities	277	269

Net deferred tax liabilities	$100	$61

At December 31, 2009 and December 31, 2008 the Company had no operating loss carryforwards. The Company believes that it will realize the full benefit of its deferred tax assets.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Income Taxes - (continued)

The Company made income tax payments of $7 million, $32 million, and $32 million in 2009, 2008, and 2007, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and in New York. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 2003.

The Internal Revenue Service (“IRS”) completed its examination of the Company’s income tax returns for years 2004 through 2005 in July 2009. The Company filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The examination of the 2006 and 2007 tax years began in November 2009.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,

	2009	2008

	(in millions)
Balance, beginning of year	$16	$16
Additions based on tax positions related to the current year	2	3
(Reductions) additions for tax positions of prior years	(1)	(3)

Balance, end of year	$17	$16

Included in the balance as of December 31, 2009 and 2008, respectively are $17 million and $16 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balance as of December 31, 2009, are no tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2009, 2008, and 2007, the Company recognized approximately $1 million, $(1) million, and $1 million in interest expense, respectively. The Company had approximately $2 million and $0 million accrued for interest as of December 31, 2009 and December 31, 2008, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2009, 2008, and 2007.

Note 4 — Related Party Transactions

Service Agreements

The Company has formal service agreements with MLI and JHUSA. Under these agreements, the Company will pay direct investment and operating expenses incurred by MLI and JHUSA on behalf of the Company. Services provided under the agreements include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations. Pursuant to an administrative services agreement, all intercompany services are billed through JHUSA to the Company. Pursuant to an investment services agreement, all investment services are billed directly by MLI to the Company. Costs incurred under the agreements were $41 million, $47 million, and $45 million for the years ended December 31, 2009, 2008, and 2007, respectively. As of December 31, 2009 and December 31, 2008, the Company had accrued payables of $12 million and $9 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Related Party Transactions - (continued)

In connection with the hedging risks associated with the Company’s variable annuity products, the Company has entered into an Investment Service Agreement with MFC Global Investment Management (Canada), a division of Elliott & Page Limited (“E&P”) effective December 28, 2009, pursuant to which E&P acts as investment advisor and program manager with respect to trading certain derivatives contracts for the Company’s hedging program. The Company has also entered into an Asset & Liability Management Services Agreement with MLI, pursuant to which MLI performs certain asset and liability management services in connection with the hedging program. The fees for services provided under both agreements shall be determined at fair market value.

Capital Stock Transactions

On March 30, 2009, the Company received a $282 million capital contribution from JHUSA in exchange for one share of common stock. The amount included $84 million in cash and fixed maturities with a fair value of $216 million, reduced by a deferred tax liability of $18 million. The deferred tax liability was recognized as the fixed maturities contributed had a cost basis of $164 million.

On December 21, 2009, the Company received a capital contribution from JHUSA of $200 million in cash.

Other

The Company has entered into an Amended and Restated Underwriting and Distribution Agreement with John Hancock Distributors, LLC (“JHD”), effective December 1, 2009, pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable annuity, variable life and other products issued by the Company. This agreement replaced and superseded the previous Underwriting and Distribution Agreement dated January 1, 2002 between the parties. For the years ended December 31, 2009, 2008, and 2007, the Company was billed by JHD for underwriting commissions of $100 million, $130 million, and $129 million, respectively. The Company had accrued payables for services provided of $4 million at December 31, 2009 and 2008, respectively.

The Company had receivables from JHIMS relating to distributions of $13 million and $9 million, which were included in accrued investment income at December 31, 2009 and 2008, respectively.

The Company participates in a liquidity pool operated by JHUSA, in which affiliates can invest excess cash. Terms of participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreements effective November 13, 2007. The Company had $139 million and $66 million invested in this pool at December 31, 2009 and 2008, respectively.

Note 5 — Reinsurance

The effect of reinsurance on life premiums written and earned was as follows:

	Years ended December 31,

	2009		2008		2007

	Premiums		Premiums		Premiums
	Written	Earned	Written	Earned	Written	Earned

	(in millions)
Direct	$100	$100	$69	$70	$35	$35

Ceded	(73)	(73)	(52)	(52)	(30)	(30)

Net life premiums	$27	$27	$17	$18	$5	$5

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Reinsurance - (continued)

At December 31, 2009, the Company had treaties with twenty-one reinsurers (nineteen non-affiliated and two affiliated). The per policy life risk retained by the Company is capped at a maximum of $100 thousand. In 2009, recoveries under these agreements totaled $40 million on $48 million of death claims. In 2008, recoveries under these agreements totaled $28 million on $35 million of death claims. In 2007, recoveries under these agreements totaled $14 million on $17 million of death claims.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 6 — Pension and Other Postretirement Benefit Plans

The Company participates in a funded qualified defined benefit plan (the “Plan”). Effective January 1, 2008, the John Hancock Financial Services, Inc. Pension Plan was renamed the John Hancock Pension Plan. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and sponsorship of the Plan transferred to JHUSA effective January 1, 2010. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, the defined benefit pension plan was amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. In addition, early retirement benefits are subsidized for certain grandfathered participants. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2009, 2008, and 2007, respectively.

The Company participates in a postretirement medical and life insurance benefit plan for its retired employees and their spouses. Sponsorship of this plan transferred to JHUSA effective January 1, 2010. Certain employees hired prior to 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The employee welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years. The future retiree life insurance coverage amount was frozen as of December 31, 2006. The costs associated with other postretirement benefits were charged to the Company and were not material for the years ended December 31, 2009, 2008, and 2007, respectively.

The Company participates in a qualified defined contribution plan. Sponsorship of this plan transferred to JHUSA effective January 1, 2010. The costs associated with the defined contribution plan were charged to the Company and were not material for the years ended December 31, 2009, 2008, and 2007.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Commitments and Legal Proceedings

Commitments. The Company leases office space under operating lease agreements, which will expire in March of 2012. Rental expenses were $75 thousand, for each of the years ended December 31, 2009, 2008, and 2007, respectively.

The future minimum lease payments by year and in the aggregate, under the remaining operating leases are presented below:

Operating Leases

(in thousands)
2010	$53
2011	52
2012	13

Total minimum lease payments	$118

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products and as a taxpayer. In addition, the New York Insurance Department, the New York Attorney General, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

Note 8 — Shareholder’s Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by its parent, JHUSA.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income were as follows:

	Net Unrealized Investment Gains (Losses)	Accumulated Other Comprehensive Income

	(in millions)
Balance at January 1, 2007	$1	$1
Gross unrealized investment gains (net of deferred income tax expense of $6 million)	11	11
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $0 million)	-	-
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax benefit of $0.3 million)	(1)	(1)

Net unrealized investment gains	10	10

Balance at December 31, 2007	$11	$11

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Shareholder’s Equity - (continued)

	Net Unrealized Investment Gains (Losses)	Accumulated Other Comprehensive Income

	(in millions)
Balance at January 1, 2008	$11	$11
Gross unrealized investment gains (net of deferred income tax expense of $15 million)	29	29
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $2 million)	(5)	(5)
Adjustment for deferred policy acquisition costs and deferred sales inducements and unearned revenue liability (net of deferred income tax benefit of $3 million)	(5)	(5)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $2 million)	(3)	(3)

Net unrealized investment gains	16	16

Balance at December 31, 2008	$27	$27

Gross unrealized investment losses (net of deferred income tax benefit of $14 million)	$(26)	$(26)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $1 million)	(1)	(1)
Adjustment for deferred policy acquisition costs, deferred sales inducements and unearned revenue liability (net of deferred income tax expense of $1 million)	2	2
Adjustment for policyholder liabilities (net of deferred income tax expense of $1 million)	3	3

Net unrealized investment losses	(22)	(22)

Balance at December 31, 2009	$5	$5

Net unrealized investment gains (losses) included on the Company’s Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,

	2009	2008	2007

	(in millions)
Balance, end of year comprises:
Unrealized investment gains on:
Fixed maturities	$14	$56	$18

Total	14	56	18

Amounts of unrealized investment (losses) gains attributable to:
Deferred policy acquisition costs, deferred sales inducements and unearned revenue liability	(6)	(9)	(1)
Policyholder liabilities	(1)	(5)	-
Deferred income taxes	(2)	(15)	(6)

Total	(9)	(29)	(7)

Net unrealized investment gains	$5	$27	$11

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 8 — Shareholder’s Equity - (continued)

Statutory Results

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which is New York.

The Company’s statutory net income (loss) for the years ended December 31, 2009, 2008, and 2007 was $310 million (unaudited), $(329) million, and $66 million, respectively.

The Company’s statutory capital and surplus as of December 31, 2009 and 2008 was $1,017 million (unaudited) and $218 million, respectively.

Under New York insurance law, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent of Insurance (the “Superintendent”). New York law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains.

Note 9 — Segment Information

The Company operates in the following three business segments: (1) Protection and (2) Wealth Management, which primarily serve retail customers and (3) Corporate.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Protection Segment. Offers a variety of individual life insurance products, including whole life, term life, universal life, and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities contracts. Individual annuities consist of fixed deferred annuities and variable annuities. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Corporate. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Segment Information - (continued)

The following table summarizes selected financial information by segment for the periods indicated:

	Protection	Wealth Management	Corporate	Total

	(in millions)

2009
Revenues from external customers	$132	$93	$-	$225
Net investment income	17	19	137	173
Net realized investment and other gains	1	-	-	1

Revenues	$150	$112	$137	$399

Net (loss) income	$(13)	$134	$88	$209

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$-	$20	$107	$127
Carrying value of investments accounted for under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs and deferred sales inducements	23	91	-	114
Income tax (benefit) expense	(7)	68	47	108
Segment assets	$869	$7,025	$1,564	$9,458

	Protection	Wealth Management	Corporate	Total

	(in millions)

2008
Revenues from external customers	$82	$98	$-	$180
Net investment income	12	24	138	174
Net realized investment and other gains (losses)	10	1	(1)	10

Revenues	$104	$123	$137	$364

Net (loss) income	$(5)	$(91)	$86	$(10)

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$-	$21	$116	$137
Carrying value of investments accounted for under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs and deferred sales inducements	(8)	(27)	-	(35)
Income tax (benefit) expense	(3)	(59)	51	(11)
Segment assets	$614	$5,370	$952	$6,936

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Segment Information - (continued)

	Protection	Wealth Management	Corporate	Total

	(in millions)

2007
Revenues from external customers	$61	$99	$-	$160
Net investment income	7	30	135	172
Net realized investment and other losses	(5)	-	(1)	(6)

Revenues	$63	$129	$134	$326

Net income	$6	$16	$93	$115

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$-	$22	$117	$139
Carrying value of investments accounted for under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs and deferred sales inducements	15	23	-	38
Income tax expense	3	6	39	48

The Company operates primarily in the United States and has no reportable major customers.

Note 10 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,

	2009		2008

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Corporate securities	$623	$623	$359	$359
U.S. Treasury securities and obligations of U.S. government corporations and agencies	479	479	365	365
Obligations of states and political subdivisions	31	31	-	-
Debt securities issued by foreign governments	102	102	2	2
Policy loans	55	55	43	43
Short-term investments	107	107	514	514
Cash and cash equivalents	669	669	64	64
Embedded derivatives	41	41	40	40
Separate account assets	6,648	6,648	4,865	4,865

Liabilities:
Fixed-rate deferred annuities	3	3	-	-
Embedded derivatives	53	53	275	275

Effective January 1, 2008, the Company adopted ASC 820, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

ASC 820 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheets - This category includes assets and liabilities measured at fair value on a recurring and non recurring basis. Financial instruments measured on a recurring basis include fixed maturities, short-term investments, derivatives and separate account assets. There are no assets and liabilities measured at fair value on a non recurring basis.

•	Other Financial Instruments not Reported at Fair Value – This category includes assets and liabilities which do not require the additional ASC 820 disclosures, as follows:

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Fixed-rate deferred annuities – The fair value of these financial instruments is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date.

Financial Instruments Measured at Fair Value on the Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 securities primarily include separate account assets.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.) and inputs that are derived from or corroborated by observable market data. Most debt securities and short-term investments are classified within Level 2.

• Level 3 – Fair value measurements using significant non market observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Embedded derivatives related to reinsurance agreements or product guarantees are included in this category.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value, and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate, US Treasury, foreign government and obligations of states and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets, and are classified within Level 1 as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Embedded Derivatives

As defined in FAS 133, “Accounting for Derivative Instrument and Hedging Activities”, now incorporated into ASC 815, “Disclosures about Derivative Instruments and Hedging Activites,” which is now incorporated into ASC 944 – “Financial Services – Insurance” (“ASC 944”), the Company holds assets and liabilities classified as embedded derivatives, which are reported separately on the balance sheets. Those assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain (“GMWB”).

Embedded derivatives are recorded in financial statements at fair value, separately from their host contract, and the change in their fair value is reflected in benefits to policyholders. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer. Therefore, fair value reflects the reporting entity’s own credit risk.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for Reinsurance GMIB assets, and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the balance sheets in accordance with ASC 944. The fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include: investments in mutual funds, short-term investments and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publically available price are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy levels, as of December 31, 2009.

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities:
Corporate securities	$623	$-	$623	$-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	479	-	479	-
Obligations of states and political subdivisions	31	-	31	-
Debt securities issued by foreign governments	102	-	102	-
Short-term investments	107	-	107	-
Separate account assets (1)	6,648	6,648	-	-
Embedded derivatives	41	-	-	41

Total assets at fair value	$8,301	$6,648	$1,342	$41

Liabilities:
Embedded derivatives	$53	$-	$-	$53

Total liabilities at fair value	$53	$-	$-	$53

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Fair Value of Financial Instruments - (continued)

	December 31, 2008

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities:
Corporate securities	$359	$-	$359	$-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	365	-	365	-
Debt securities issued by foreign governments	2	-	2	-
Short-term investments	514	-	514	-
Separate account assets (1)	4,865	4,865	-	-
Embedded derivatives	40	-	-	40

Total assets at fair value	$6,145	$4,865	$1,240	$40

Liabilities:
Embedded derivatives	$275	$-	$-	$275

Total liabilities at fair value	$275	$-	$-	$275

(1)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944.

Level 3 Financial Instruments

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis are summarized as follows:

	2009	2008
	Net Embedded Derivatives	Net Embedded Derivatives

	(in millions)
Balance at January 1,	$(235)	$(28)
Net realized/unrealized gains (losses) included in:
Net income (loss) (1)	223	(207)
Other comprehensive income	-	-
Purchases, issuances, (sales) and (settlements), net	-	-
Transfers in and/or (out) of Level 3, net (2)	-	-

Balance at December 31,	$(12)	$(235)

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at December 31,	$223	$(207)

(1)	This amount is included in benefits to policyholders in the Statement of Operations. All gains and losses on level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is not practicable to track realized and unrealized gains (losses) separately on a contract by contract basis.
(2)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.

Financial Instruments Measured at Fair Value on a Non Recurring Basis

During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Balance Sheets as total separate account assets with an equivalent amount reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Statements of Operations. For the years ended December 31, 2009 and 2008, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,

	2009	2008

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$44	$24
Net amount at risk related to deposits	7	5
Average attained age of contract holders	45	43

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,

	2009	2008

	(in millions, except for ages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$1,426	$1,078
Net amount at risk- net of reinsurance	103	328
Average attained age of contract holders	64	63

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$2,827	$2,322
Net amount at risk- net of reinsurance	300	656
Average attained age of contract holders	64	64

Guaranteed Minimum Income Benefit
Account value	$477	$401
Net amount at risk- net of reinsurance	-	-
Average attained age of contract holders	61	60

Guaranteed Minimum Withdrawal Benefit
Account value	$2,802	$2,075
Net amount at risk	470	860
Average attained age of contract holders	63	62
Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

	December 31,

	2009	2008

	(in millions)
Type of Fund
Equity	$1,907	$1,510
Balanced	1,617	1,114
Bonds	527	423
Money market	111	155

Total	$4,162	$3,202

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2009	$36	$12	$277	$325
Incurred guarantee benefits	(15)	-	-	(15)
Other reserve changes	(1)	(6)	(223)	(230)

Balance at December 31, 2009	20	6	54	80
Reinsurance recoverable	-	(41)	-	(41)

Net balance at December 31, 2009	$20	$(35)	$54	$39

Balance at January 1, 2008	$11	$4	$48	$63
Incurred guarantee benefits	(8)	-	-	(8)
Other reserve changes	33	8	229	270

Balance at December 31, 2008	36	12	277	325
Reinsurance recoverable	(1)	(40)	-	(41)

Net balance at December 31, 2008	$35	$(28)	$277	$284

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944 – “Financial Services – Insurance” (“ASC 944”), and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815, “Disclosures about Derivative Instruments and Hedging Activities” (“ASC 815”).

The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2009 and 2008:

•	Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset classes. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

Annuity lapse rates vary by contract type, commission type, duration, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% to 41.5% for GMIB/GMWB.

•

The discount rate is 7% (in-force issued before 2004) or 6.4% (in-force issued after 2003) in the ASC 944 calculations. The discount rates used for ASC 815 calculations is based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 12 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,

	2009	2008

	(in millions)
Balance, beginning of year	$553	$394
Capitalization	97	134
Amortization (1)	(104)	35
Change in unrealized investment gains and losses	4	(10)
Adoption of ASC 320	1	-

Balance, end of year	$551	$553

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

	December 31,

	2009	2008

	(in millions)
Balance, beginning of year	$46	$37
Capitalization	2	9
Amortization (1)	(10)	-
Change in unrealized investment gains and losses	(1)	-

Balance, end of year	$37	$46

(1)	In 2009 and 2008, DAC and DSI amortization includes significant unlocking due to the estimated gross profit impact arising from the change in benefits to policyholders related to certain separate account guarantees. This unlocking contributed to the overall amortization change during the year.

Note 13 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2009 financial statements through the date on which the financial statements were issued.

On January 1, 2010, approximately $7 billion of New York (“NY”) life insurance, fixed product and variable annuity reserves and liabilities related to policyholders who resided in the State of NY (“NY business”), including the assets supporting the business, were transferred from JHUSA to the Company. The transfer of the NY business was completed pursuant to the merger of JHLICO and JHVLICO into JHUSA on December 31, 2009. Since the surviving entity, JHUSA, is not licensed in NY, JHLICO filed a Plan of Withdrawal (the “Plan”) with the State of NY, and pursuant to the Plan, JHUSA transferred substantially all of its NY business to the Company on January 1, 2010.

The NY business was transferred using assumption reinsurance and coinsurance with cut-through provisions. The estimated January 1, 2010 net impact of these transfers on the Company’s balance sheet was an increase in total assets and total liabilities of approximately $7 billion and an increase in net income of approximately $125 million.

John Hancock Life Insurance Company of New York Separate Account B

Audited Financial Statements

Year ended December 31, 2009 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company of New York Separate Account B

Audited Financial Statements

Year ended December 31, 2009

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Life Insurance Company of New York Separate Account B

“Active” sub-accounts

500 Index Trust B Series 0	Global Bond Trust Series 0
500 Index Trust Series 1	Global Bond Trust Series 1
Active Bond Trust Series 0	Global Trust Series 0
Active Bond Trust Series 1	Global Trust Series 1
All Cap Core Trust Series 0	Health Sciences Trust Series 0
All Cap Core Trust Series 1	Health Sciences Trust Series 1
All Cap Growth Trust Series 0	High Yield Trust Series 0
All Cap Growth Trust Series 1	High Yield Trust Series 1
All Cap Value Trust Series 0	International Core Trust Series 0
All Cap Value Trust Series 1	International Core Trust Series 1
American Asset Allocation Trust Series 1	International Equity Index Trust A Series 1
American Blue Chip Income and Growth Trust Series 1	International Equity Index Trust B Series 0
American Bond Trust Series 1	International Opportunities Trust Series 0
American Fundamental Holdings Trust Series 1	International Opportunities Trust Series 1
American Global Diversification Trust Series 1	International Small Company Trust Series 0
American Growth Trust Series 1	International Small Company Trust Series 1
American Growth-Income Trust Series 1	International Value Trust Series 0
American International Trust Series 1	International Value Trust Series 1
American New World Trust Series 1	Investment Quality Bond Trust Series 0
Balanced Trust Series 0	Investment Quality Bond Trust Series 1
Blue Chip Growth Trust Series 0	Large Cap Trust Series 0
Blue Chip Growth Trust Series 1	Large Cap Trust Series 1
Capital Appreciation Trust Series 0	Large Cap Value Trust Series 0
Capital Appreciation Trust Series 1	Large Cap Value Trust Series 1
Capital Appreciation Value Trust Series 0	Lifestyle Aggressive Trust Series 0
Core Allocation Plus Trust Series 0	Lifestyle Aggressive Trust Series 1
Core Bond Trust Series 0	Lifestyle Balanced Trust Series 0
Core Bond Trust Series 1	Lifestyle Balanced Trust Series 1
Core Diversified Growth & Income Trust Series 1	Lifestyle Conservative Trust Series 0
Core Strategy Trust Series 0	Lifestyle Conservative Trust Series 1
Disciplined Diversification Trust Series 0	Lifestyle Growth Trust Series 0
Emerging Markets Value Trust Series 0	Lifestyle Growth Trust Series 1
Emerging Markets Value Trust Series 1	Lifestyle Moderate Trust Series 0
Equity-Income Trust Series 0	Lifestyle Moderate Trust Series 1
Equity-Income Trust Series 1	Mid Cap Index Trust Series 0
Financial Services Trust Series 0	Mid Cap Index Trust Series 1
Financial Services Trust Series 1	Mid Cap Stock Trust Series 0
Franklin Templeton Founding Allocation Trust Series 0	Mid Cap Stock Trust Series 1
Fundamental Value Trust Series 0	Mid Value Trust Series 0
Fundamental Value Trust Series 1	Mid Value Trust Series 1

Report of Independent Registered Public Accounting Firm

Money Market Trust B Series 0	Small Company Value Trust Series 1
Money Market Trust Series 1	Smaller Company Growth Trust Series 0
Natural Resources Trust Series 0	Smaller Company Growth Trust Series 1
Natural Resources Trust Series 1	Strategic Bond Trust Series 0
Optimized All Cap Trust Series 0	Strategic Bond Trust Series 1
Optimized All Cap Trust Series 1	Strategic Income Trust Series 0
Optimized Value Trust Series 0	Strategic Income Trust Series 1
Overseas Equity Trust Series 0	Total Bond Market Trust B Series 0
Pacific Rim Trust Series 0	Total Return Trust Series 0
Pacific Rim Trust Series 1	Total Return Trust Series 1
Real Estate Securities Trust Series 0	Total Stock Market Index Trust Series 0
Real Estate Securities Trust Series 1	Total Stock Market Index Trust Series 1
Real Return Bond Trust Series 0	U.S. Government Securities Trust Series 0
Real Return Bond Trust Series 1	U.S. Government Securities Trust Series 1
Science & Technology Trust Series 0	U.S. High Yield Bond Trust Series 0
Science & Technology Trust Series 1	U.S. High Yield Bond Trust Series 1
Short-Term Bond Trust Series 0	Utilities Trust Series 0
Small Cap Growth Trust Series 0	Utilities Trust Series 1
Small Cap Growth Trust Series 1	Value Trust Series 0
Small Cap Index Trust Series 0	Value Trust Series 1
Small Cap Index Trust Series 1	All Asset Portfolio Series 0
Small Cap Opportunities Trust Series 0	All Asset Portfolio Series 1
Small Cap Opportunities Trust Series 1	Brandes International Equity Trust
Small Cap Value Trust Series 0	Business Opportunity Value Trust
Small Cap Value Trust Series 1	Frontier Capital Appreciation Trust
Small Company Value Trust Series 0	Large Cap Growth Trust

“Closed” sub-accounts

Classic Value Trust Series 0	International Small Cap Trust Series 0
Classic Value Trust Series 1	International Small Cap Trust Series 1
Core Equity Trust Series 0	Mid Cap Intersection Trust Series 0
Emerging Small Company Trust Series 0	Mid Cap Intersection Trust Series 1
Emerging Small Company Trust Series 1	Mid Cap Value Trust Series 0
Global Allocation Trust Series 0	Mid Cap Value Trust Series 1
Global Allocation Trust Series 1	Small Company Trust Series 1
Global Real Estate Trust Series 0	U.S. Large Cap Trust Series 0
Global Real Estate Trust Series 1	U.S. Large Cap Trust Series 1
Income & Value Trust Series 0	CSI Equity Trust
Income & Value Trust Series 1

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company of New York Separate Account B (the “Account”), comprised of the active sub-accounts as of December 31, 2009, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account B at December 31, 2009, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP
Chartered Accountants
Licensed Public Accountants

Toronto, Canada
March 31, 2010

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 - 131,417 shares (cost $1,525,429)	$1,828,011
500 Index Trust Series 1 - 45,589 shares (cost $515,165)	444,037
Active Bond Trust Series 0 - 5,301 shares (cost $44,584)	48,772
Active Bond Trust Series 1 - 23,360 shares (cost $218,635)	214,909
All Cap Core Trust Series 0 - 1,823 shares (cost $25,635)	26,974
All Cap Core Trust Series 1 - 24,198 shares (cost $433,622)	357,886
All Cap Growth Trust Series 0 - 697 shares (cost $8,804)	9,680
All Cap Growth Trust Series 1 - 3,711 shares (cost $58,940)	51,506
All Cap Value Trust Series 0 - 14,634 shares (cost $96,595)	103,167
All Cap Value Trust Series 1 - 20,008 shares (cost $184,259)	141,658
American Asset Allocation Trust Series 1 - 21,725 shares (cost $191,740)	216,820
American Blue Chip Income and Growth Trust Series 1 - 19,101 shares (cost $206,989)	195,972
American Bond Trust Series 1 - 8,182 shares (cost $91,899)	95,730
American Fundamental Holdings Trust Series 1 - 3,552 shares (cost $34,146)	33,778
American Global Diversification Trust Series 1 - 3,071 shares (cost $29,491)	28,990
American Growth Trust Series 1 - 86,962 shares (cost $1,246,475)	1,153,106
American Growth-Income Trust Series 1 - 58,789 shares (cost $729,256)	796,589
American International Trust Series 1 - 55,151 shares (cost $885,537)	855,948
American New World Trust Series 1 - 13,538 shares (cost $161,855)	160,289
Balanced Trust Series 0 - 45 shares (cost $663)	667
Blue Chip Growth Trust Series 0 - 90,055 shares (cost $1,428,792)	1,567,863
Blue Chip Growth Trust Series 1 - 32,633 shares (cost $554,690)	569,454
Capital Appreciation Trust Series 0 - 5,223 shares (cost $40,697)	46,488
Capital Appreciation Trust Series 1 - 29,042 shares (cost $244,815)	258,477
Capital Appreciation Value Trust Series 0 - 3,560 shares (cost $40,102)	40,797
Classic Value Trust Series 0	—
Classic Value Trust Series 1	—
Core Allocation Plus Trust Series 0 - 1,759 shares (cost $16,704)	17,817
Core Bond Trust Series 0 - 167 shares (cost $2,225)	2,208
Core Bond Trust Series 1 - 9,131 shares (cost $112,588)	120,893
Core Diversified Growth & Income Trust Series 1 - 73,608 shares (cost $833,873)	819,995
Core Equity Trust Series 0	—
Core Strategy Trust Series 0 - 12,153 shares (cost $127,295)	139,885
Disciplined Diversification Trust Series 0 - 25,514 shares (cost $282,856)	281,420
Emerging Markets Value Trust Series 0 - 68,952 shares (cost $729,873)	931,541
Emerging Markets Value Trust Series 1 - 83 shares (cost $933)	1,128
Emerging Small Company Trust Series 0	—
Emerging Small Company Trust Series 1	—
Equity-Income Trust Series 0 - 77,056 shares (cost $830,107)	942,394
Equity-Income Trust Series 1 - 28,806 shares (cost $321,648)	353,455
Financial Services Trust Series 0 - 31,811 shares (cost $301,843)	336,237
Financial Services Trust Series 1 - 10,695 shares (cost $134,293)	113,149

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Franklin Templeton Founding Allocation Trust Series 0 - 2,702 shares (cost $22,097)	$25,206
Fundamental Value Trust Series 0 - 16,561 shares (cost $181,389)	211,149
Fundamental Value Trust Series 1 - 43,152 shares (cost $453,755)	551,908
Global Allocation Trust Series 0	—
Global Allocation Trust Series 1	—
Global Bond Trust Series 0 - 30,229 shares (cost $388,884)	365,776
Global Bond Trust Series 1 - 21,349 shares (cost $282,615)	259,180
Global Real Estate Trust Series 0	—
Global Real Estate Trust Series 1	—
Global Trust Series 0 - 3,354 shares (cost $45,809)	45,718
Global Trust Series 1 - 43,373 shares (cost $602,799)	591,609
Health Sciences Trust Series 0 - 27,479 shares (cost $348,132)	370,136
Health Sciences Trust Series 1 - 11,265 shares (cost $162,712)	151,406
High Yield Trust Series 0 - 35,120 shares (cost $295,168)	285,178
High Yield Trust Series 1 - 17,812 shares (cost $159,107)	145,523
Income & Value Trust Series 0	—
Income & Value Trust Series 1	—
International Core Trust Series 0 - 34,655 shares (cost $272,784)	313,626
International Core Trust Series 1 - 11,289 shares (cost $119,271)	102,502
International Equity Index Trust A Series 1 - 5,413 shares (cost $107,366)	78,753
International Equity Index Trust B Series 0 - 58,205 shares (cost $852,609)	852,707
International Opportunities Trust Series 0 - 30,456 shares (cost $332,418)	341,713
International Opportunities Trust Series 1 - 11,132 shares (cost $172,754)	125,013
International Small Cap Trust Series 0	—
International Small Cap Trust Series 1	—
International Small Company Trust Series 0 - 27,940 shares (cost $251,195)	245,594
International Small Company Trust Series 1 - 6,896 shares (cost $62,067)	60,545
International Value Trust Series 0 - 33,478 shares (cost $354,488)	380,313
International Value Trust Series 1 - 58,795 shares (cost $726,585)	671,440
Investment Quality Bond Trust Series 0 - 20,930 shares (cost $231,163)	231,488
Investment Quality Bond Trust Series 1 - 24,592 shares (cost $280,169)	272,726
Large Cap Trust Series 0 - 30,997 shares (cost $331,102)	339,416
Large Cap Trust Series 1 - 7,540 shares (cost $104,129)	82,792
Large Cap Value Trust Series 0 - 21,007 shares (cost $338,647)	321,413
Large Cap Value Trust Series 1 - 20,289 shares (cost $337,465)	310,427
Lifestyle Aggressive Trust Series 0 - 1,254,497 shares (cost $9,336,420)	9,157,825
Lifestyle Aggressive Trust Series 1 - 37,989 shares (cost $271,375)	277,321
Lifestyle Balanced Trust Series 0 - 918,776 shares (cost $9,844,074)	9,931,974
Lifestyle Balanced Trust Series 1 - 375,687 shares (cost $4,579,366)	4,053,664
Lifestyle Conservative Trust Series 0 - 56,197 shares (cost $650,563)	665,378
Lifestyle Conservative Trust Series 1 - 7,729 shares (cost $91,247)	91,438
Lifestyle Growth Trust Series 0 - 1,428,848 shares (cost $15,858,105)	14,788,574

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Lifestyle Growth Trust Series 1 - 137,093 shares (cost $1,705,703)	$1,417,539
Lifestyle Moderate Trust Series 0 - 84,495 shares (cost $953,233)	942,124
Lifestyle Moderate Trust Series 1 - 74,900 shares (cost $902,590)	835,131
Mid Cap Index Trust Series 0 - 10,838 shares (cost $137,861)	154,005
Mid Cap Index Trust Series 1 - 14,314 shares (cost $227,977)	203,541
Mid Cap Intersection Trust Series 0	—
Mid Cap Intersection Trust Series 1	—
Mid Cap Stock Trust Series 0 - 39,532 shares (cost $453,549)	455,808
Mid Cap Stock Trust Series 1 - 22,001 shares (cost $307,679)	252,575
Mid Cap Value Trust Series 0	—
Mid Cap Value Trust Series 1	—
Mid Value Trust Series 0 - 48,114 shares (cost $360,781)	470,071
Mid Value Trust Series 1 - 21,360 shares (cost $157,741)	209,332
Money Market Trust B Series 0 - 6,227,080 shares (cost $6,227,080)	6,227,080
Money Market Trust Series 1 - 174,184 shares (cost $1,741,838)	1,741,838
Natural Resources Trust Series 0 - 135,933 shares (cost $1,406,428)	1,491,187
Natural Resources Trust Series 1 - 16,912 shares (cost $242,956)	188,565
Optimized All Cap Trust Series 0 - 6,504 shares (cost $69,537)	71,151
Optimized All Cap Trust Series 1 - 103 shares (cost $1,064)	1,127
Optimized Value Trust Series 0 - 762 shares (cost $10,056)	6,727
Overseas Equity Trust Series 0 - 64,276 shares (cost $663,767)	610,625
Pacific Rim Trust Series 0 - 44,576 shares (cost $346,784)	351,260
Pacific Rim Trust Series 1 - 24,803 shares (cost $256,518)	194,452
Real Estate Securities Trust Series 0 - 61,942 shares (cost $521,510)	551,907
Real Estate Securities Trust Series 1 - 32,304 shares (cost $490,681)	289,444
Real Return Bond Trust Series 0 - 32,541 shares (cost $398,888)	385,612
Real Return Bond Trust Series 1 - 2,525 shares (cost $32,365)	30,248
Science & Technology Trust Series 0 - 18,793 shares (cost $234,382)	255,779
Science & Technology Trust Series 1 - 16,111 shares (cost $191,142)	218,621
Short-Term Bond Trust Series 0 - 11,483 shares (cost $91,698)	90,487
Small Cap Growth Trust Series 0 - 13,030 shares (cost $84,254)	108,283
Small Cap Growth Trust Series 1 - 2,086 shares (cost $12,917)	17,291
Small Cap Index Trust Series 0 - 23,612 shares (cost $249,853)	263,036
Small Cap Index Trust Series 1 - 9,687 shares (cost $134,053)	107,917
Small Cap Opportunities Trust Series 0 - 1,614 shares (cost $21,584)	24,224
Small Cap Opportunities Trust Series 1 - 5,106 shares (cost $101,379)	77,097
Small Cap Value Trust Series 0 - 11,192 shares (cost $167,730)	167,996
Small Cap Value Trust Series 1 - 1,590 shares (cost $17,208)	23,913
Small Company Trust Series 1	—
Small Company Value Trust Series 0 - 12,311 shares (cost $177,284)	175,185
Small Company Value Trust Series 1 - 17,901 shares (cost $294,889)	255,268
Smaller Company Growth Trust Series 0 - 33,253 shares (cost $451,962)	475,523

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2009

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Smaller Company Growth Trust Series 1 - 2,955 shares (cost $40,164)	$42,261
Strategic Bond Trust Series 0 - 4,441 shares (cost $41,677)	42,460
Strategic Bond Trust Series 1 - 17,420 shares (cost $178,699)	167,229
Strategic Income Trust Series 0 - 7,319 shares (cost $88,046)	97,268
Strategic Income Trust Series 1 - 3,253 shares (cost $39,889)	43,292
Total Bond Market Trust B Series 0 - 10,072 shares (cost $99,825)	100,415
Total Return Trust Series 0 - 193,954 shares (cost $2,669,814)	2,705,660
Total Return Trust Series 1 - 48,902 shares (cost $663,985)	684,132
Total Stock Market Index Trust Series 0 - 18,105 shares (cost $174,625)	183,219
Total Stock Market Index Trust Series 1 - 10,360 shares (cost $113,922)	104,843
U.S. Government Securities Trust Series 0 - 53,694 shares (cost $666,640)	666,884
U.S. Government Securities Trust Series 1 - 32,298 shares (cost $411,571)	402,759
U.S. High Yield Bond Trust Series 0 - 11,836 shares (cost $142,224)	145,459
U.S. High Yield Bond Trust Series 1 - 1,940 shares (cost $24,217)	23,821
U.S. Large Cap Trust Series 0	—
U.S. Large Cap Trust Series 1	—
Utilities Trust Series 0 - 34,299 shares (cost $385,454)	357,057
Utilities Trust Series 1 - 6,916 shares (cost $89,056)	72,139
Value Trust Series 0 - 5,091 shares (cost $54,194)	69,753
Value Trust Series 1 - 18,347 shares (cost $274,252)	251,718
Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio Series 0 - 8,670 shares (cost $79,698)	$91,121
All Asset Portfolio Series 1 - 2,432 shares (cost $27,729)	25,556
Brandes International Equity Trust - 1,975 shares (cost $20,969)	22,847
Business Opportunity Value Trust - 586 shares (cost $5,112)	5,565
CSI Equity Trust	—
Frontier Capital Appreciation Trust - 4 shares (cost $87)	91
Large Cap Growth Trust - 412 shares (cost $4,697)	5,454

Total Assets	$85,660,093

Contract Owners’ Equity

Variable universal life insurance contracts	$85,660,093

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$35,759	$15,351	$6,737	$4,607

Net investment income (loss)	35,759	15,351	6,737	4,607

Realized gains (losses) on investments:
Capital gain distributions	—	2,629	—	—
Net realized gains (losses)	(77,502)	(28,264)	(49,892)	30,989

Realized gains (losses)	(77,502)	(25,635)	(49,892)	30,989
Unrealized appreciation (depreciation) during the period	489,695	(202,193)	133,596	(305,928)

Net increase (decrease) in assets from operations	447,952	(212,477)	90,441	(270,332)

Changes from principal transactions:
Transfer of net premiums	392,543	369,367	58,045	66,655
Transfer on terminations	(105,953)	(53,562)	(119,960)	(67,902)
Transfer on policy loans	(251,335)	—	83	(31)
Net interfund transfers	706,421	119,053	(22,824)	(153,072)

Net increase (decrease) in assets from principal transactions	741,676	434,858	(84,656)	(154,350)

Total increase (decrease) in assets	1,189,628	222,381	5,785	(424,682)
Assets, beginning of period	638,383	416,002	438,252	862,934

Assets, end of period	$1,828,011	$638,383	$444,037	$438,252

(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)

$3,086	$705	$14,413	$15,951	$5,417	$215

3,086	705	14,413	15,951	5,417	215

—	—	—	—	—	18
(73)	(124)	(19,758)	(4,381)	4,029	(103)

(73)	(124)	(19,758)	(4,381)	4,029	(85)
5,988	(1,746)	48,384	(43,240)	11,385	38

9,001	(1,165)	43,039	(31,670)	20,831	168

6,696	4,840	14,905	13,369	18,372	—
(5,085)	(2,768)	(80,661)	(12,938)	(6,330)	(145)
—	—	(6,242)	(16,060)	(18,681)	—
24,782	10,874	(10,817)	(65,933)	71,437	5,469

26,393	12,946	(82,815)	(81,562)	64,798	5,324

35,394	11,781	(39,776)	(113,232)	85,629	5,492
13,378	1,597	254,685	367,917	5,492	—

$48,772	$13,378	$214,909	$254,685	$91,121	$5,492

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Asset Portfolio Series 1		All Cap Core Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,549	$1,409	$388	$266

Net investment income (loss)	1,549	1,409	388	266

Realized gains (losses) on investments:
Capital gain distributions	—	73	—	—
Net realized gains (losses)	(788)	(89)	(2,106)	(617)

Realized gains (losses)	(788)	(16)	(2,106)	(617)
Unrealized appreciation (depreciation) during the period	3,753	(5,724)	8,624	(6,645)

Net increase (decrease) in assets from operations	4,514	(4,331)	6,906	(6,996)

Changes from principal transactions:
Transfer of net premiums	23	3,400	12,966	3,907
Transfer on terminations	(1,181)	(889)	(4,326)	(2,895)
Transfer on policy loans	—	—	—	—
Net interfund transfers	198	—	745	86

Net increase (decrease) in assets from principal transactions	(960)	2,511	9,385	1,098

Total increase (decrease) in assets	3,554	(1,820)	16,291	(5,898)
Assets, beginning of period	22,002	23,822	10,683	16,581

Assets, end of period	$25,556	$22,002	$26,974	$10,683

See accompanying notes.

Sub-Account
All Cap Core Trust Series 1		All Cap Growth Trust Series 0		All Cap Growth Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$4,768	$5,691	$62	$8	$339	$238

4,768	5,691	62	8	339	238

—	—	—	—	—	—
(7,365)	2,916	(185)	(199)	(5,145)	244

(7,365)	2,916	(185)	(199)	(5,145)	244
78,928	(162,490)	1,240	(371)	15,075	(36,110)

76,331	(153,883)	1,117	(562)	10,269	(35,628)

22,119	22,703	1,815	1,421	8,304	10,820
(21,239)	(24,604)	(2,179)	(790)	(19,103)	(10,188)
(1,882)	(32)	—	—	—	—
45,590	10,429	7,341	729	(624)	2,872

44,588	8,496	6,977	1,360	(11,423)	3,504

120,919	(145,387)	8,094	798	(1,154)	(32,124)
236,967	382,354	1,586	788	52,660	84,784

$357,886	$236,967	$9,680	$1,586	$51,506	$52,660

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 0		All Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$482	$581	$696	$1,379

Net investment income (loss)	482	581	696	1,379

Realized gains (losses) on investments:
Capital gain distributions	—	919	—	3,737
Net realized gains (losses)	(15,847)	(8,950)	(16,164)	(1,534)

Realized gains (losses)	(15,847)	(8,031)	(16,164)	2,203
Unrealized appreciation (depreciation) during the period	35,884	(11,522)	48,859	(56,472)

Net increase (decrease) in assets from operations	20,519	(18,972)	33,391	(52,890)

Changes from principal transactions:
Transfer of net premiums	41,635	38,031	7,518	6,762
Transfer on terminations	(13,478)	(11,597)	(8,271)	(5,961)
Transfer on policy loans	—	—	(25,238)	—
Net interfund transfers	(3,351)	6,581	(1,568)	20,288

Net increase (decrease) in assets from principal transactions	24,806	33,015	(27,559)	21,089

Total increase (decrease) in assets	45,325	14,043	5,832	(31,801)
Assets, beginning of period	57,842	43,799	135,826	167,627

Assets, end of period	$103,167	$57,842	$141,658	$135,826

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
American Asset Allocation Trust Series 1		American Blue Chip Income and Growth Trust Series 1		American Bond Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$3,874	$33	$2,742	$5,485	$2,425	$4,218

3,874	33	2,742	5,485	2,425	4,218

50	—	8,668	1,190	—	1
981	(16)	(16,989)	(19,002)	(5,927)	(1,049)

1,031	(16)	(8,321)	(17,812)	(5,927)	(1,048)
25,217	(137)	42,168	(38,730)	11,313	(7,235)

30,122	(120)	36,589	(51,057)	7,811	(4,065)

38,112	964	67,149	46,478	17,752	11,890
(12,801)	(399)	(25,262)	(22,767)	(8,644)	(6,125)
(37)	—	—	—	—	—
160,285	694	7,441	16,093	32,185	9,450

185,559	1,259	49,328	39,804	41,293	15,215

215,681	1,139	85,917	(11,253)	49,104	11,150
1,139	—	110,055	121,308	46,626	35,476

$216,820	$1,139	$195,972	$110,055	$95,730	$46,626

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Fundamental Holdings Trust Series 1	American Global Diversification Trust Series 1
	Year Ended Dec. 31/09 (a)	Year Ended Dec. 31/09 (a)
Income:
Dividend income distribution	$512	$472

Net investment income (loss)	512	472

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	3	—

Realized gains (losses)	3	—
Unrealized appreciation (depreciation) during the period	(368)	(501)

Net increase (decrease) in assets from operations	147	(29)

Changes from principal transactions:
Transfer of net premiums	336	74
Transfer on terminations	(157)	(16)
Transfer on policy loans	—	—
Net interfund transfers	33,452	28,961

Net increase (decrease) in assets from principal transactions	33,631	29,019

Total increase (decrease) in assets	33,778	28,990
Assets, beginning of period	—	—

Assets, end of period	$33,778	$28,990

(a)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
American Growth Trust Series 1		American Growth-Income Trust Series 1		American International Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$2,368	$14,533	$8,608	$29,481	$8,251	$28,089

2,368	14,533	8,608	29,481	8,251	28,089

103,434	6,585	82,086	23,354	134,783	12,310
(130,719)	(16,961)	(387,402)	(19,011)	(171,823)	(8,218)

(27,285)	(10,376)	(305,316)	4,343	(37,040)	4,092
256,410	(348,273)	635,738	(623,659)	283,872	(358,085)

231,493	(344,116)	339,030	(589,835)	255,083	(325,904)

478,765	215,570	103,090	373,913	200,788	167,652
(88,111)	(94,324)	(177,564)	(56,677)	(70,801)	(87,323)
(26,910)	(17,580)	(3,744)	—	(35,518)	(25)
28,487	193,274	(448,436)	(17,190)	(21,689)	165,595

392,231	296,940	(526,654)	300,046	72,780	245,899

623,724	(47,176)	(187,624)	(289,789)	327,863	(80,005)
529,382	576,558	984,213	1,274,002	528,085	608,090

$1,153,106	$529,382	$796,589	$984,213	$855,948	$528,085

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American New World Trust Series 1	Balanced Trust Series 0
	Year Ended Dec. 31/09 (a)	Year Ended Dec. 31/09 (a)
Income:
Dividend income distribution	$1,546	$6

Net investment income (loss)	1,546	6

Realized gains (losses) on investments:
Capital gain distributions	—	10
Net realized gains (losses)	21	3

Realized gains (losses)	21	13
Unrealized appreciation (depreciation) during the period	(1,566)	4

Net increase (decrease) in assets from operations	1	23

Changes from principal transactions:
Transfer of net premiums	146,494	166
Transfer on terminations	(246)	(94)
Transfer on policy loans	—	—
Net interfund transfers	14,040	572

Net increase (decrease) in assets from principal transactions	160,288	644

Total increase (decrease) in assets	160,289	667
Assets, beginning of period	—	—

Assets, end of period	$160,289	$667

(a)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Blue Chip Growth Trust Series 0		Blue Chip Growth Trust Series 1		Brandes International Equity Trust
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)

$1,356	$1,134	$818	$2,081	$495	$67

1,356	1,134	818	2,081	495	67

—	3,210	—	11,200	—	115
(62,425)	(9,687)	(1,756)	3,252	(614)	(66)

(62,425)	(6,477)	(1,756)	14,452	(614)	49
293,887	(161,930)	198,846	(363,799)	2,690	(811)

232,818	(167,273)	197,908	(347,266)	2,571	(695)

463,782	96,103	62,053	62,415	2,248	—
(52,504)	(39,571)	(112,524)	(41,445)	(1,735)	(164)
—	—	(101,468)	(4,734)	—	—
636,292	282,407	69,627	(1,340)	18,354	2,268

1,047,570	338,939	(82,312)	14,896	18,867	2,104

1,280,388	171,666	115,596	(332,370)	21,438	1,409
287,475	115,809	453,858	786,228	1,409	—

$1,567,863	$287,475	$569,454	$453,858	$22,847	$1,409

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Business Opportunity Value Trust		Capital Appreciation Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$41	—	$97	$155

Net investment income (loss)	41	—	97	155

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(236)	(70)	(4,209)	(578)

Realized gains (losses)	(236)	(70)	(4,209)	(578)
Unrealized appreciation (depreciation) during the period	1,228	(775)	13,824	(8,294)

Net increase (decrease) in assets from operations	1,033	(845)	9,712	(8,717)

Changes from principal transactions:
Transfer of net premiums	2,998	—	12,039	5,084
Transfer on terminations	(831)	(292)	(5,744)	(3,938)
Transfer on policy loans	—	—	—	—
Net interfund transfers	478	3,024	6,668	26,132

Net increase (decrease) in assets from principal transactions	2,645	2,732	12,963	27,278

Total increase (decrease) in assets	3,678	1,887	22,675	18,561
Assets, beginning of period	1,887	—	23,813	5,252

Assets, end of period	$5,565	$1,887	$46,488	$23,813

(n)	Fund available in prior year but no activity.
(am)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Capital Appreciation Trust Series 1		Capital Appreciation Value Trust Series 0	Classic Value Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (n)	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08

$532	$1,059	$199	$855	$1,814

532	1,059	199	855	1,814

—	—	49	—	652
(18,154)	(1,074)	41	(33,705)	(6,088)

(18,154)	(1,074)	90	(33,705)	(5,436)
83,843	(97,205)	696	36,301	(24,274)

66,221	(97,220)	985	3,451	(27,896)

29,207	36,117	1,651	50,098	44,884
(53,102)	(26,181)	(914)	(3,613)	(10,577)
—	—	(14)	—	—
49,057	1,767	39,089	(113,849)	11,847

25,162	11,703	39,812	(67,364)	46,154

91,383	(85,517)	40,797	(63,913)	18,258
167,094	252,611	—	63,913	45,655

$258,477	$167,094	$40,797	—	$63,913

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Classic Value Trust Series 1		Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)
Income:
Dividend income distribution	$11	$27	$216	$1

Net investment income (loss)	11	27	216	1

Realized gains (losses) on investments:
Capital gain distributions	—	37	478	—
Net realized gains (losses)	(824)	(1,199)	28	(1)

Realized gains (losses)	(824)	(1,162)	506	(1)
Unrealized appreciation (depreciation) during the period	793	56	1,115	(2)

Net increase (decrease) in assets from operations	(20)	(1,079)	1,837	(2)

Changes from principal transactions:
Transfer of net premiums	221	1,021	2,506	—
Transfer on terminations	(62)	(2,031)	(554)	—
Transfer on policy loans	—	—	(14)	—
Net interfund transfers	(1,089)	—	13,865	179

Net increase (decrease) in assets from principal transactions	(930)	(1,010)	15,803	179

Total increase (decrease) in assets	(950)	(2,089)	17,640	177
Assets, beginning of period	950	3,039	177	—

Assets, end of period	—	$950	$17,817	$177

(am)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.
(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(ay)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.

See accompanying notes.

Sub-Account
Core Bond Trust Series 0		Core Bond Trust Series 1		Core Diversified Growth & Income Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ay)

$29	$3	$2,805	$4,714	$11,572

29	3	2,805	4,714	11,572

—	—	—	—	—
53	(11)	133	(4)	10,328

53	(11)	133	(4)	10,328
(18)	33	7,931	224	(13,878)

64	25	10,869	4,934	8,022

418	—	2,333	2,334	4,142
(573)	(21)	(3,669)	(1,534)	(3,907)
—	—	—	—	—
2,246	(1,318)	2,752	84,797	811,738

2,091	(1,339)	1,416	85,597	811,973

2,155	(1,314)	12,285	90,531	819,995
53	1,367	108,608	18,077	—

$2,208	$53	$120,893	$108,608	$819,995

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Equity Trust Series 0		Core Strategy Trust Series 0
	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (az)	Year Ended Dec. 31/08 (m)
Income:
Dividend income distribution	$104	$1,122	$2,503	$5

Net investment income (loss)	104	1,122	2,503	5

Realized gains (losses) on investments:
Capital gain distributions	—	101	253	—
Net realized gains (losses)	(2,736)	(613)	4,974	(11)

Realized gains (losses)	(2,736)	(512)	5,227	(11)
Unrealized appreciation (depreciation) during the period	2,859	(2,758)	12,599	(9)

Net increase (decrease) in assets from operations	227	(2,148)	20,329	(15)

Changes from principal transactions:
Transfer of net premiums	1,538	6,439	9,563	28
Transfer on terminations	(940)	(2,651)	(3,683)	(47)
Transfer on policy loans	—	—	(1,310)	—
Net interfund transfers	(6,505)	3,014	112,979	2,041

Net increase (decrease) in assets from principal transactions	(5,907)	6,802	117,549	2,022

Total increase (decrease) in assets	(5,680)	4,654	137,878	2,007
Assets, beginning of period	5,680	1,026	2,007	—

Assets, end of period	—	$5,680	$139,885	$2,007

(an)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(az)	Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(bb)	Terminated as an investment option and funds transferred to Money-Market Trust B on December 29, 2009.
(l)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.

See accompanying notes.

Sub-Account
CSI Equity Trust		Disciplined Diversification Trust Series 0		Dynamic Growth Trust Series 0
Year Ended Dec. 31/09 (bb)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)	Year Ended Dec. 31/08 (l)

—	$566	$5,399	$7	—

—	566	5,399	7	—

—	47	1,849	—	—
(14,137)	(4,260)	276	(13)	—

(14,137)	(4,213)	2,125	(13)	—
17,637	(15,179)	(1,317)	(119)	—

3,500	(18,826)	6,207	(125)	—

—	40,732	18,511	—	23
(7,448)	(7,252)	(2,882)	(58)	(20)
—	—	—	—	—
(37,910)	—	259,079	688	(9)

(45,358)	33,480	274,708	630	(6)

(41,858)	14,654	280,915	505	(6)
41,858	27,204	505	—	6

—	$41,858	$281,420	$505	—

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Dynamic Growth Trust Series 1	Emerging Growth Trust Series 0
	Year Ended Dec. 31/08 (l)	Year Ended Dec. 31/08 (ag)
Income:
Dividend income distribution	—	$616

Net investment income (loss)	—	616

Realized gains (losses) on investments:
Capital gain distributions	—	1,368
Net realized gains (losses)	7,032	(141,043)

Realized gains (losses)	7,032	(139,675)
Unrealized appreciation (depreciation) during the period	(11,478)	36,894

Net increase (decrease) in assets from operations	(4,446)	(102,165)

Changes from principal transactions:
Transfer of net premiums	1,721	45,850
Transfer on terminations	(1,404)	(11,285)
Transfer on policy loans	—	(1)
Net interfund transfers	(41,846)	(99,076)

Net increase (decrease) in assets from principal transactions	(41,529)	(64,512)

Total increase (decrease) in assets	(45,975)	(166,677)
Assets, beginning of period	45,975	166,677

Assets, end of period	—	—

(l)	Terminated as an investment option and funds transferred to Mid Cap Stock Trust on April 28, 2008.
(ag)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Emerging Growth Trust Series 1	Emerging Markets Value Trust Series 0		Emerging Markets Value Trust Series 1
Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (n)

$121	$510	$473	—

121	510	473	—

276	30	—	—
(28,922)	818	(1,063)	11

(28,646)	848	(1,063)	11
11,296	209,257	(7,589)	195

(17,229)	210,615	(8,179)	206

3,693	157,413	10,590	90
(7,209)	(16,170)	(2,275)	(60)
—	—	—	—
(12,390)	566,155	13,130	892

(15,906)	707,398	21,445	922

(33,135)	918,013	13,266	1,128
33,135	13,528	262	—

—	$931,541	$13,528	$1,128

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Small Company Trust Series 0		Emerging Small Company Trust Series 1
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08
Income:
Dividend income distribution	—	—	—	—

Net investment income (loss)	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	5	—	17
Net realized gains (losses)	35,443	(562)	(12,486)	(2,821)

Realized gains (losses)	35,443	(557)	(12,486)	(2,804)
Unrealized appreciation (depreciation) during the period	7,672	(7,060)	19,244	(13,816)

Net increase (decrease) in assets from operations	43,115	(7,617)	6,758	(16,620)

Changes from principal transactions:
Transfer of net premiums	203,638	8,742	2,565	5,439
Transfer on terminations	(12,457)	(1,973)	(3,574)	(4,573)
Transfer on policy loans	(1)	—	45	(34)
Net interfund transfers	(248,344)	4,201	(27,583)	(1,345)

Net increase (decrease) in assets from principal transactions	(57,164)	10,970	(28,547)	(513)

Total increase (decrease) in assets	(14,049)	3,353	(21,789)	(17,133)
Assets, beginning of period	14,049	10,696	21,789	38,922

Assets, end of period	—	$14,049	—	$21,789

(ao)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Equity-Income Trust Series 0		Equity-Income Trust Series 1		Financial Services Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$16,609	$13,008	$6,712	$13,910	$1,973	$824

16,609	13,008	6,712	13,910	1,973	824

—	11,079	—	15,590	—	3,868
(129,210)	(67,581)	(172,411)	(71,762)	(26,629)	(18,046)

(129,210)	(56,502)	(172,411)	(56,172)	(26,629)	(14,178)
329,850	(166,380)	228,622	(175,997)	78,804	(27,228)

217,249	(209,874)	62,923	(218,259)	54,148	(40,582)

316,200	155,590	54,849	50,318	212,302	30,085
(55,771)	(50,628)	(142,443)	(51,890)	(24,053)	(16,531)
—	—	(7,173)	—	—	—
84,066	70,475	(22,606)	(15,029)	30,178	19,808

344,495	175,437	(117,373)	(16,601)	218,427	33,362

561,744	(34,437)	(54,450)	(234,860)	272,575	(7,220)
380,650	415,087	407,905	642,765	63,662	70,882

$942,394	$380,650	$353,455	$407,905	$336,237	$63,662

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Financial Services Trust Series 1		Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)
Income:
Dividend income distribution	$679	$960	$907	$50

Net investment income (loss)	679	960	907	50

Realized gains (losses) on investments:
Capital gain distributions	—	6,062	—	—
Net realized gains (losses)	(9,780)	388	(108)	(50)

Realized gains (losses)	(9,780)	6,450	(108)	(50)
Unrealized appreciation (depreciation) during the period	41,989	(66,188)	3,302	(193)

Net increase (decrease) in assets from operations	32,888	(58,778)	4,101	(193)

Changes from principal transactions:
Transfer of net premiums	6,244	8,781	5,174	449
Transfer on terminations	(8,425)	(5,867)	(2,006)	(222)
Transfer on policy loans	—	—	—	—
Net interfund transfers	6,845	(1,195)	16,548	1,355

Net increase (decrease) in assets from principal transactions	4,664	1,719	19,716	1,582

Total increase (decrease) in assets	37,552	(57,059)	23,817	1,389
Assets, beginning of period	75,597	132,656	1,389	—

Assets, end of period	$113,149	$75,597	$25,206	$1,389

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Frontier Capital Appreciation Trust		Fundamental Value Trust Series 0		Fundamental Value Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	—	$1,717	$1,240	$4,623	$6,449

—	—	1,717	1,240	4,623	6,449

—	22	—	1,152	—	4,619
(494)	(47)	(32,208)	(19,382)	(102,854)	(16,536)

(494)	(25)	(32,208)	(18,230)	(102,854)	(11,917)
539	(535)	75,889	(40,786)	244,779	(172,667)

45	(560)	45,398	(57,776)	146,548	(178,135)

—	—	79,859	77,476	73,016	34,575
(14)	(127)	(31,147)	(26,868)	(147,652)	(31,030)
—	—	—	—	(94,034)	(11)
(765)	1,512	16,764	(78,648)	(807)	288,668

(779)	1,385	65,476	(28,040)	(169,477)	292,202

(734)	825	110,874	(85,816)	(22,929)	114,067
825	—	100,275	186,091	574,837	460,770

$91	$825	$211,149	$100,275	$551,908	$574,837

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Allocation Trust Series 0		Global Allocation Trust Series 1
	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08
Income:
Dividend income distribution	$6	$2,136	$8	$4,300

Net investment income (loss)	6	2,136	8	4,300

Realized gains (losses) on investments:
Capital gain distributions	—	19	—	147
Net realized gains (losses)	(585)	(1,648)	(21,164)	364

Realized gains (losses)	(585)	(1,629)	(21,164)	511
Unrealized appreciation (depreciation) during the period	10,688	(9,182)	38,866	(34,996)

Net increase (decrease) in assets from operations	10,109	(8,675)	17,710	(30,185)

Changes from principal transactions:
Transfer of net premiums	11,026	10,750	13,544	14,128
Transfer on terminations	(3,407)	(1,603)	(3,693)	(4,247)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(47,475)	16,253	(87,432)	(3,035)

Net increase (decrease) in assets from principal transactions	(39,856)	25,400	(77,581)	6,846

Total increase (decrease) in assets	(29,747)	16,725	(59,871)	(23,339)
Assets, beginning of period	29,747	13,022	59,871	83,210

Assets, end of period	—	$29,747	—	$59,871

(ap)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.
(aq)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.
(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Global Bond Trust Series 0		Global Bond Trust Series 1		Global Real Estate Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08 (m)

$28,110	$1,111	$32,834	$1,907	$75,832	$316

28,110	1,111	32,834	1,907	75,832	316

27,294	—	37,337	—	—	—
(19,985)	144	(21,093)	1,459	(68,494)	(1,868)

7,309	144	16,244	1,459	(68,494)	(1,868)
(3,895)	(22,068)	(17,186)	(17,097)	(332)	332

31,524	(20,813)	31,892	(13,731)	7,006	(1,220)

66,885	68,098	17,497	21,051	2,857	1,897
(204,812)	(18,295)	(85,287)	(15,989)	(1,540)	(263)
(559)	—	(1,796)	295	—	—
118,276	146,271	(29,358)	(13,346)	(13,562)	4,825

(20,210)	196,074	(98,944)	(7,989)	(12,245)	6,459

11,314	175,261	(67,052)	(21,720)	(5,239)	5,239
354,462	179,201	326,232	347,952	5,239	—

$365,776	$354,462	$259,180	$326,232	—	$5,239

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Real Estate Trust Series 1		Global Trust Series 0
	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08 (m)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$286	$24	$660	$1,581

Net investment income (loss)	286	24	660	1,581

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(413)	(9)	(30,882)	(1,640)

Realized gains (losses)	(413)	(9)	(30,882)	(1,640)
Unrealized appreciation (depreciation) during the period	238	(238)	35,062	(31,732)

Net increase (decrease) in assets from operations	111	(223)	4,840	(31,791)

Changes from principal transactions:
Transfer of net premiums	225	—	16,336	11,330
Transfer on terminations	(73)	(37)	(23,318)	(5,308)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(658)	655	(9,686)	25,620

Net increase (decrease) in assets from principal transactions	(506)	618	(16,668)	31,642

Total increase (decrease) in assets	(395)	395	(11,828)	(149)
Assets, beginning of period	395	—	57,546	57,695

Assets, end of period	—	$395	$45,718	$57,546

(aq)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.
(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.
(ad)	Terminated as an investment option and funds transferred to Optimized All Cap Trust on April 28, 2008.

See accompanying notes.

Sub-Account
Global Trust Series 1		Growth & Income Trust Series 0	Health Sciences Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (ad)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$7,836	$3,719	$289	—	—

7,836	3,719	289	—	—

—	—	—	589	1,012
(18,019)	2,172	(9,589)	(16,755)	(5,913)

(18,019)	2,172	(9,589)	(16,166)	(4,901)
50,759	(83,542)	4,270	38,894	(15,172)

40,576	(77,651)	(5,030)	22,728	(20,073)

24,074	24,843	9,557	313,235	15,151
(14,940)	(6,175)	(4,015)	(37,048)	(9,359)
(84,861)	—	—	(2)	(1)
489,946	(986)	(60,928)	1,217	36,433

414,219	17,682	(55,386)	277,402	42,224

454,795	(59,969)	(60,416)	300,130	22,151
136,814	196,783	60,416	70,006	47,855

$591,609	$136,814	—	$370,136	$70,006

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Health Sciences Trust Series 1		High Yield Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	—	—	$26,656	$27,377

Net investment income (loss)	—	—	26,656	27,377

Realized gains (losses) on investments:
Capital gain distributions	2,450	5,169	—	—
Net realized gains (losses)	(18,062)	7,064	(55,125)	(6,233)

Realized gains (losses)	(15,612)	12,233	(55,125)	(6,233)
Unrealized appreciation (depreciation) during the period	60,664	(86,043)	126,108	(113,485)

Net increase (decrease) in assets from operations	45,052	(73,810)	97,639	(92,341)

Changes from principal transactions:
Transfer of net premiums	12,097	15,509	35,161	54,895
Transfer on terminations	(36,535)	(20,567)	(150,999)	(13,571)
Transfer on policy loans	(25,926)	—	—	—
Net interfund transfers	(15,541)	(3,577)	68,029	68,229

Net increase (decrease) in assets from principal transactions	(65,905)	(8,635)	(47,809)	109,553

Total increase (decrease) in assets	(20,853)	(82,445)	49,830	17,212
Assets, beginning of period	172,259	254,704	235,348	218,136

Assets, end of period	$151,406	$172,259	$285,178	$235,348

(ar)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.

See accompanying notes.

Sub-Account
High Yield Trust Series 1		Income & Value Trust Series 0		Income & Value Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08

$14,649	$12,734	$106	$1,329	$264	$5,735

14,649	12,734	106	1,329	264	5,735

—	—	—	401	—	4,029
(8,548)	(3,221)	(15,924)	(2,310)	(74,530)	248

(8,548)	(3,221)	(15,924)	(1,909)	(74,530)	4,277
48,136	(53,059)	15,399	(11,490)	71,331	(73,626)

54,237	(43,546)	(419)	(12,070)	(2,935)	(63,614)

14,526	13,275	1,940	29,243	6,600	8,260
(12,071)	(16,234)	(4,757)	(6,064)	(49,591)	(8,925)
(5,342)	—	—	—	—	—
(8,519)	(7,740)	(32,329)	1,213	(96,045)	(8,579)

(11,406)	(10,699)	(35,146)	24,392	(139,036)	(9,244)

42,831	(54,245)	(35,565)	12,322	(141,971)	(72,858)
102,692	156,937	35,565	23,243	141,971	214,829

$145,523	$102,692	—	$35,565	—	$141,971

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Core Trust Series 0		International Core Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$6,275	$11,631	$2,211	$4,900

Net investment income (loss)	6,275	11,631	2,211	4,900

Realized gains (losses) on investments:
Capital gain distributions	6,785	2,869	2,628	1,304
Net realized gains (losses)	(100,551)	(18,408)	(9,888)	2,176

Realized gains (losses)	(93,766)	(15,539)	(7,260)	3,480
Unrealized appreciation (depreciation) during the period	138,010	(85,056)	23,828	(50,994)

Net increase (decrease) in assets from operations	50,519	(88,964)	18,779	(42,614)

Changes from principal transactions:
Transfer of net premiums	151,568	72,668	6,197	9,128
Transfer on terminations	(21,250)	(22,107)	(11,377)	(13,670)
Transfer on policy loans	—	—	(5)	129
Net interfund transfers	(28,152)	63,194	20,816	6,531

Net increase (decrease) in assets from principal transactions	102,166	113,755	15,631	2,118

Total increase (decrease) in assets	152,685	24,791	34,410	(40,496)
Assets, beginning of period	160,941	136,150	68,092	108,588

Assets, end of period	$313,626	$160,941	$102,502	$68,092

See accompanying notes.

Sub-Account
International Equity Index Trust A Series 1		International Equity Index Trust B Series 0		International Opportunities Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$8,933	$2,583	$24,888	$5,742	$2,867	$3,482

8,933	2,583	24,888	5,742	2,867	3,482

—	757	3,338	1,358	—	8,392
(12,037)	899	(16,411)	(12,976)	(126,529)	(9,048)

(12,037)	1,656	(13,073)	(11,618)	(126,529)	(656)
26,186	(66,168)	89,942	(89,232)	157,917	(145,148)

23,082	(61,929)	101,757	(95,108)	34,255	(142,322)

2,817	2,976	133,180	76,135	182,825	75,368
(20,510)	(6,006)	(36,771)	(23,849)	(120,072)	(16,396)
—	305	(80)	(1,114)	—	—
(7,528)	31,267	507,336	41,341	68,585	35,749

(25,221)	28,542	603,665	92,513	131,338	94,721

(2,139)	(33,387)	705,422	(2,595)	165,593	(47,601)
80,892	114,279	147,285	149,880	176,120	223,721

$78,753	$80,892	$852,707	$147,285	$341,713	$176,120

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Opportunities Trust Series 1		International Small Cap Trust Series 0
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/09	Dec. 31/08	Dec. 31/09 (as)	Dec. 31/08
Income:
Dividend income distribution	$1,100	$1,809	$4,056	$5,304

Net investment income (loss)	1,100	1,809	4,056	5,304

Realized gains (losses) on investments:
Capital gain distributions	—	6,070	34,073	1,401
Net realized gains (losses)	(21,493)	(2,420)	(63,428)	(13,399)

Realized gains (losses)	(21,493)	3,650	(29,355)	(11,998)
Unrealized appreciation (depreciation) during the period	53,589	(96,498)	111,920	(93,411)

Net increase (decrease) in assets from operations	33,196	(91,039)	86,621	(100,105)

Changes from principal transactions:
Transfer of net premiums	7,282	7,239	40,777	68,567
Transfer on terminations	(11,768)	(7,655)	(13,540)	(12,540)
Transfer on policy loans	—	—	(28,122)	—
Net interfund transfers	5,551	(1,327)	(209,730)	76,075

Net increase (decrease) in assets from principal transactions	1,065	(1,743)	(210,615)	132,102

Total increase (decrease) in assets	34,261	(92,782)	(123,994)	31,997
Assets, beginning of period	90,752	183,534	123,994	91,997

Assets, end of period	$125,013	$90,752	—	$123,994

(as)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(ax)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
International Small Cap Trust Series 1		International Small Company Trust Series 0	International Small Company Trust Series 1
Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ax)	Year Ended Dec. 31/09 (ax)

$953	$2,284	$1,922	$479

953	2,284	1,922	479

11,111	1,184	—	—
(61,753)	(1,280)	(315)	(5)

(50,642)	(96)	(315)	(5)
67,602	(57,076)	(5,601)	(1,522)

17,913	(54,888)	(3,994)	(1,048)

5,594	10,261	5,609	443
(5,584)	(5,101)	(2,397)	(536)
(6,629)	—	(6,146)	—
(61,660)	(2,363)	252,522	61,686

(68,279)	2,797	249,588	61,593

(50,366)	(52,091)	245,594	60,545
50,366	102,457	—	—

—	$50,366	$245,594	$60,545

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Value Trust Series 0		International Value Trust Series 1
	Year Ended	Year Ended	Year Ended	Year Ended
	Dec. 31/09	Dec. 31/08	Dec. 31/09	Dec. 31/08
Income:
Dividend income distribution	$6,878	$4,316	$11,949	$11,072

Net investment income (loss)	6,878	4,316	11,949	11,072

Realized gains (losses) on investments:
Capital gain distributions	4,798	2,812	9,003	10,898
Net realized gains (losses)	(8,574)	(9,148)	(87,196)	(18,649)

Realized gains (losses)	(3,776)	(6,336)	(78,193)	(7,751)
Unrealized appreciation (depreciation) during the period	81,964	(48,989)	112,542	(183,577)

Net increase (decrease) in assets from operations	85,066	(51,009)	46,298	(180,256)

Changes from principal transactions:
Transfer of net premiums	230,287	43,307	27,258	39,942
Transfer on terminations	(25,934)	(14,790)	(84,851)	(28,290)
Transfer on policy loans	—	—	(11,060)	601
Net interfund transfers	3,861	12,624	481,541	(58,264)

Net increase (decrease) in assets from principal transactions	208,214	41,141	412,888	(46,011)

Total increase (decrease) in assets	293,280	(9,868)	459,186	(226,267)
Assets, beginning of period	87,033	96,901	212,254	438,521

Assets, end of period	$380,313	$87,033	$671,440	$212,254

(ba)	Fund renamed on November 16, 2009. Previously known as Turner Core Growth Trust.
(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Investment Quality Bond Trust Series 0		Investment Quality Bond Trust Series 1		Large Cap Growth Trust
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (ba)	Year Ended Dec. 31/08 (n)

$10,827	$10,604	$13,088	$23,116	$33	—

10,827	10,604	13,088	23,116	33	—

—	—	—	—	—	—
(222)	(187)	(14,349)	(18,593)	(384)	(87)

(222)	(187)	(14,349)	(18,593)	(384)	(87)
14,023	(13,584)	32,213	(16,522)	1,740	(982)

24,628	(3,167)	30,952	(11,999)	1,389	(1,069)

6,270	4,433	7,302	14,708	3,000	—
(7,868)	(3,855)	(85,352)	(13,532)	(836)	(271)
—	—	(2,713)	(6,416)	—	—
30,740	167,020	(2,763)	(95,083)	217	3,024

29,142	167,598	(83,526)	(100,323)	2,381	2,753

53,770	164,431	(52,574)	(112,322)	3,770	1,684
177,718	13,287	325,300	437,622	1,684	—

$231,488	$177,718	$272,726	$325,300	$5,454	$1,684

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Trust Series 0		Large Cap Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$3,386	$257	$1,412	$1,749

Net investment income (loss)	3,386	257	1,412	1,749

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(709)	(1,041)	(28,402)	(22,105)

Realized gains (losses)	(709)	(1,041)	(28,402)	(22,105)
Unrealized appreciation (depreciation) during the period	11,067	(2,631)	45,715	(47,386)

Net increase (decrease) in assets from operations	13,744	(3,415)	18,725	(67,742)

Changes from principal transactions:
Transfer of net premiums	304,235	6,321	9,031	8,549
Transfer on terminations	(5,813)	(1,733)	(31,569)	(31,307)
Transfer on policy loans	(680)	—	(123)	(4,402)
Net interfund transfers	15,698	9,720	315	(17,818)

Net increase (decrease) in assets from principal transactions	313,440	14,308	(22,346)	(44,978)

Total increase (decrease) in assets	327,184	10,893	(3,621)	(112,720)
Assets, beginning of period	12,232	1,339	86,413	199,133

Assets, end of period	$339,416	$12,232	$82,792	$86,413

See accompanying notes.

Sub-Account
Large Cap Value Trust Series 0		Large Cap Value Trust Series 1		Lifestyle Aggressive Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$4,477	$8,694	$5,156	$5,191	$84,775	$124,796

4,477	8,694	5,156	5,191	84,775	124,796

—	—	—	—	—	506,330
(184,308)	(23,333)	(67,931)	(6,593)	(392,259)	(144,262)

(184,308)	(23,333)	(67,931)	(6,593)	(392,259)	362,068
184,234	(182,519)	107,583	(135,321)	2,532,162	(2,652,817)

4,403	(197,158)	44,808	(136,723)	2,224,678	(2,165,953)

62,287	161,818	28,107	40,375	2,582,129	756,906
(255,350)	(49,918)	(41,587)	(29,947)	(600,258)	(412,762)
(391)	—	—	499	(340)	(66)
73,324	114,709	(403)	207,433	131,501	5,149,012

(120,130)	226,609	(13,883)	218,360	2,113,032	5,493,090

(115,727)	29,451	30,925	81,637	4,337,710	3,327,137
437,140	407,689	279,502	197,865	4,820,115	1,492,978

$321,413	$437,140	$310,427	$279,502	$9,157,825	$4,820,115

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Aggressive Trust Series 1		Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$2,456	$5,398	$387,512	$222,631

Net investment income (loss)	2,456	5,398	387,512	222,631

Realized gains (losses) on investments:
Capital gain distributions	—	25,163	5,410	104,218
Net realized gains (losses)	(74,141)	(5,430)	(327,949)	(453,923)

Realized gains (losses)	(74,141)	19,733	(322,539)	(349,705)
Unrealized appreciation (depreciation) during the period	162,456	(154,932)	1,986,755	(1,797,756)

Net increase (decrease) in assets from operations	90,771	(129,801)	2,051,728	(1,924,830)

Changes from principal transactions:
Transfer of net premiums	88,237	66,363	1,803,088	697,742
Transfer on terminations	(15,132)	(15,145)	(787,115)	(451,959)
Transfer on policy loans	(3,144)	—	(25,568)	(8,143)
Net interfund transfers	(98,577)	82,750	1,720,129	1,749,135

Net increase (decrease) in assets from principal transactions	(28,616)	133,968	2,710,534	1,986,775

Total increase (decrease) in assets	62,155	4,167	4,762,262	61,945
Assets, beginning of period	215,166	210,999	5,169,712	5,107,767

Assets, end of period	$277,321	$215,166	$9,931,974	$5,169,712

See accompanying notes.

Sub-Account
Lifestyle Balanced Trust Series 1		Lifestyle Conservative Trust Series 0		Lifestyle Conservative Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$156,463	$131,581	$33,355	$5,047	$4,604	$16,585

156,463	131,581	33,355	5,047	4,604	16,585

2,750	171,423	601	1,600	397	7,299
(103,917)	(11,450)	(698)	(3,851)	(67,191)	(2,301)

(101,167)	159,973	(97)	(2,251)	(66,794)	4,998
887,112	(1,700,631)	35,934	(18,876)	87,766	(82,708)

942,408	(1,409,077)	69,192	(16,080)	25,576	(61,125)

78,672	54,177	81,476	14,542	14,431	14,010
(151,739)	(197,935)	(38,918)	(8,830)	(198,010)	(7,824)
(5,141)	—	(13,816)	—	(90,227)	—
122,851	626	454,345	48,585	(415)	(8,121)

44,643	(143,132)	483,087	54,297	(274,221)	(1,935)

987,051	(1,552,209)	552,279	38,217	(248,645)	(63,060)
3,066,613	4,618,822	113,099	74,882	340,083	403,143

$4,053,664	$3,066,613	$665,378	$113,099	$91,438	$340,083

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Growth Trust Series 0		Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$436,189	$279,753	$41,443	$37,618

Net investment income (loss)	436,189	279,753	41,443	37,618

Realized gains (losses) on investments:
Capital gain distributions	—	430,570	—	84,927
Net realized gains (losses)	(524,763)	(273,347)	(53,045)	(71,128)

Realized gains (losses)	(524,763)	157,223	(53,045)	13,799
Unrealized appreciation (depreciation) during the period	3,418,775	(4,336,527)	373,621	(698,074)

Net increase (decrease) in assets from operations	3,330,201	(3,899,551)	362,019	(646,657)

Changes from principal transactions:
Transfer of net premiums	3,846,455	2,022,323	128,539	139,318
Transfer on terminations	(1,203,297)	(925,109)	(103,426)	(270,136)
Transfer on policy loans	(67,062)	(16,208)	(31,875)	(44,029)
Net interfund transfers	1,044,249	3,429,460	(4,515)	63,610

Net increase (decrease) in assets from principal transactions	3,620,345	4,510,466	(11,277)	(111,237)

Total increase (decrease) in assets	6,950,546	610,915	350,742	(757,894)
Assets, beginning of period	7,838,028	7,227,113	1,066,797	1,824,691

Assets, end of period	$14,788,574	$7,838,028	$1,417,539	$1,066,797

(ai)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 10, 2008.

See accompanying notes.

Sub-Account
Lifestyle Moderate Trust Series 0		Lifestyle Moderate Trust Series 1		Managed Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (ai)

$41,172	$29,358	$35,525	$26,249	$411

41,172	29,358	35,525	26,249	411

—	14,445	—	15,049	429
(98,290)	(16,036)	(5,054)	(2,379)	(22,629)

(98,290)	(1,591)	(5,054)	12,670	(22,200)
211,758	(206,283)	150,081	(210,174)	2,866

154,640	(178,516)	180,552	(171,255)	(18,923)

194,668	139,845	25,543	25,359	61,496
(285,363)	(74,873)	(23,891)	(21,699)	(14,759)
(10,880)	—	—	—	—
282,252	167,463	116,765	—	(80,815)

180,677	232,435	118,417	3,660	(34,078)

335,317	53,919	298,969	(167,595)	(53,001)
606,807	552,888	536,162	703,757	53,001

$942,124	$606,807	$835,131	$536,162	—

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Index Trust Series 0		Mid Cap Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$1,250	$5,261	$1,812	$2,027

Net investment income (loss)	1,250	5,261	1,812	2,027

Realized gains (losses) on investments:
Capital gain distributions	1,217	10,712	2,616	3,218
Net realized gains (losses)	(244,062)	(8,115)	(22,561)	(107)

Realized gains (losses)	(242,845)	2,597	(19,945)	3,111
Unrealized appreciation (depreciation) during the period	277,352	(220,834)	72,594	(99,692)

Net increase (decrease) in assets from operations	35,757	(212,976)	54,461	(94,554)

Changes from principal transactions:
Transfer of net premiums	55,856	128,253	17,813	15,783
Transfer on terminations	(363,979)	(24,442)	(35,705)	(13,776)
Transfer on policy loans	(29)	—	(39)	2,757
Net interfund transfers	31,743	44,912	(12,382)	130,247

Net increase (decrease) in assets from principal transactions	(276,409)	148,723	(30,313)	135,011

Total increase (decrease) in assets	(240,652)	(64,253)	24,148	40,457
Assets, beginning of period	394,657	458,910	179,393	138,936

Assets, end of period	$154,005	$394,657	$203,541	$179,393

(at)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(bc)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.

Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Mid Cap Intersection Trust Series 0		Mid Cap Intersection Trust Series 1	Mid Cap Stock Trust Series 0
Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (bc)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$8	$3	—	—	—

8	3	—	—	—

—	—	—	—	11,017
(494)	(124)	129	(67,303)	(58,799)

(494)	(124)	129	(67,303)	(47,782)
735	(736)	—	178,566	(156,347)

249	(857)	129	111,263	(204,129)

290	—	23	118,202	114,317
(576)	(591)	(34)	(32,328)	(34,327)
—	—	—	(31,875)	—
(1,030)	1,403	(118)	26,945	30,715

(1,316)	812	(129)	80,944	110,705

(1,067)	(45)	—	192,207	(93,424)
1,067	1,112	—	263,601	357,025

—	$1,067	—	$455,808	$263,601

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Stock Trust Series 1		Mid Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08
Income:
Dividend income distribution	—	—	$1,253	$1,827

Net investment income (loss)	—	—	1,253	1,827

Realized gains (losses) on investments:
Capital gain distributions	—	7,973	—	3,981
Net realized gains (losses)	(21,945)	(384)	(57,787)	(12,141)

Realized gains (losses)	(21,945)	7,589	(57,787)	(8,160)
Unrealized appreciation (depreciation) during the period	86,801	(174,632)	64,855	(37,371)

Net increase (decrease) in assets from operations	64,856	(167,043)	8,321	(43,704)

Changes from principal transactions:
Transfer of net premiums	26,390	30,345	14,934	18,725
Transfer on terminations	(56,313)	(24,650)	(4,138)	(11,781)
Transfer on policy loans	(722)	201	—	—
Net interfund transfers	(14,992)	64,627	(87,015)	3,248

Net increase (decrease) in assets from principal transactions	(45,637)	70,523	(76,219)	10,192

Total increase (decrease) in assets	19,219	(96,520)	(67,898)	(33,512)
Assets, beginning of period	233,356	329,876	67,898	101,410

Assets, end of period	$252,575	$233,356	—	$67,898

(au)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.
(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Mid Cap Value Trust Series 1		Mid Value Trust Series 0		Mid Value Trust Series 1
Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (n)

$1,878	$4,968	$2,438	$2,744	$874

1,878	4,968	2,438	2,744	874

—	10,900	—	4,670	—
(199,856)	(9,286)	(81,783)	(43,322)	1,907

(199,856)	1,614	(81,783)	(38,652)	1,907
203,606	(127,589)	216,295	(49,768)	51,591

5,628	(121,007)	136,950	(85,676)	54,372

11,109	24,854	149,674	76,264	15,610
(32,663)	(15,661)	(38,166)	(24,133)	(12,413)
(4,910)	(7)	(54)	(984)	(96)
(174,046)	(2,140)	59,857	(38,439)	151,859

(200,510)	7,046	171,311	12,708	154,960

(194,882)	(113,961)	308,261	(72,968)	209,332
194,882	308,843	161,810	234,778	—

—	$194,882	$470,071	$161,810	$209,332

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Money Market Trust B Series 0		Money Market Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$28,856	$76,381	$3,706	$27,098

Net investment income (loss)	28,856	76,381	3,706	27,098

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	—	—	—	—

Realized gains (losses)	—	—	—	—
Unrealized appreciation (depreciation) during the period	—	—	—	—

Net increase (decrease) in assets from operations	28,856	76,381	3,706	27,098

Changes from principal transactions:
Transfer of net premiums	13,589,350	17,401,623	535,688	315,648
Transfer on terminations	(1,116,465)	(604,585)	(305,015)	(297,634)
Transfer on policy loans	(568)	(19,334)	(71,785)	4,421
Net interfund transfers	(12,527,304)	(13,276,626)	(151,898)	155,843

Net increase (decrease) in assets from principal transactions	(54,987)	3,501,078	6,990	178,278

Total increase (decrease) in assets	(26,131)	3,577,459	10,696	205,376
Assets, beginning of period	6,253,211	2,675,752	1,731,142	1,525,766

Assets, end of period	$6,227,080	$6,253,211	$1,741,838	$1,731,142

(aj)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

See accompanying notes.

Sub-Account
Natural Resources Trust Series 0		Natural Resources Trust Series 1		Optimized All Cap Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aj)

$9,697	$3,095	$1,430	$1,092	$927	$649

9,697	3,095	1,430	1,092	927	649

126,353	9,922	37,875	6,781	—	—
(145,654)	(33,817)	(47,599)	(16,983)	(12,353)	(3,929)

(19,301)	(23,895)	(9,724)	(10,202)	(12,353)	(3,929)
367,837	(251,231)	64,266	(97,257)	30,863	(27,787)

358,233	(272,031)	55,972	(106,367)	19,437	(31,067)

678,601	132,399	8,397	7,037	34,475	26,572
(89,190)	(51,546)	(7,465)	(9,323)	(13,309)	(10,059)
(35,180)	(1,310)	(6,033)	—	(20,942)	—
291,568	214,588	39,883	(51,096)	—	56,137

845,799	294,131	34,782	(53,382)	224	72,650

1,204,032	22,100	90,754	(159,749)	19,661	41,583
287,155	265,055	97,811	257,560	51,490	9,907

$1,491,187	$287,155	$188,565	$97,811	$71,151	$51,490

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Optimized All Cap Trust Series 1		Optimized Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aj)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ak)
Income:
Dividend income distribution	$11	$50	$127	$178

Net investment income (loss)	11	50	127	178

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	707	(16,583)	(348)	(178)

Realized gains (losses)	707	(16,583)	(348)	(178)
Unrealized appreciation (depreciation) during the period	344	5,589	1,594	(3,416)

Net increase (decrease) in assets from operations	1,062	(10,944)	1,373	(3,416)

Changes from principal transactions:
Transfer of net premiums	9,322	11,706	877	268
Transfer on terminations	(7,751)	(1,599)	(349)	(357)
Transfer on policy loans	(4,399)	—	—	—
Net interfund transfers	20	(44,298)	—	—

Net increase (decrease) in assets from principal transactions	(2,808)	(34,191)	528	(89)

Total increase (decrease) in assets	(1,746)	(45,135)	1,901	(3,505)
Assets, beginning of period	2,873	48,008	4,826	8,331

Assets, end of period	$1,127	$2,873	$6,727	$4,826

(aj)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.
(ak)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.

See accompanying notes.

Sub-Account
Overseas Equity Trust Series 0		Pacific Rim Trust Series 0		Pacific Rim Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$10,264	$7,568	$2,360	$1,753	$1,758	$3,406

10,264	7,568	2,360	1,753	1,758	3,406

—	3,006	—	1,418	—	4,560
(12,701)	(2,413)	(12,644)	(11,791)	(10,567)	(930)

(12,701)	593	(12,644)	(10,373)	(10,567)	3,630
73,969	(123,075)	46,960	(32,602)	55,003	(99,485)

71,532	(114,914)	36,676	(41,222)	46,194	(92,449)

299,627	34,593	26,975	55,818	20,719	20,465
(10,316)	(7,431)	(17,566)	(13,035)	(8,453)	(8,891)
—	—	—	—	(1,826)	—
(5,821)	283,172	230,314	23,085	(6,317)	2,075

283,490	310,334	239,723	65,868	4,123	13,649

355,022	195,420	276,399	24,646	50,317	(78,800)
255,603	60,183	74,861	50,215	144,135	222,935

$610,625	$255,603	$351,260	$74,861	$194,452	$144,135

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Quantitative Mid Cap Trust Series 0	Quantitative Mid Cap Trust Series 1
	Year Ended Dec. 31/08 (ae)	Year Ended Dec. 31/08 (ae)
Income:
Dividend income distribution	$1	$52

Net investment income (loss)	1	52

Realized gains (losses) on investments:
Capital gain distributions	3	124
Net realized gains (losses)	(894)	(47,812)

Realized gains (losses)	(891)	(47,688)
Unrealized appreciation (depreciation) during the period	797	43,989

Net increase (decrease) in assets from operations	(93)	(3,647)

Changes from principal transactions:
Transfer of net premiums	14	3,030
Transfer on terminations	(47)	(1,075)
Transfer on policy loans	—	—
Net interfund transfers	(2,870)	(121,421)

Net increase (decrease) in assets from principal transactions	(2,903)	(119,466)

Total increase (decrease) in assets	(2,996)	(123,113)
Assets, beginning of period	2,996	123,113

Assets, end of period	—	—

(ae)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on April 28, 2008.

See accompanying notes.

Sub-Account
Real Estate Securities Trust Series 0		Real Estate Securities Trust Series 1		Real Return Bond Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$12,457	$13,396	$7,611	$11,572	$30,343	$1,152

12,457	13,396	7,611	11,572	30,343	1,152

—	5,210	—	5,232	17,710	4,804
(202,290)	(202,135)	(75,091)	(22,131)	(10,939)	(2,057)

(202,290)	(196,925)	(75,091)	(16,899)	6,771	2,747
272,344	7,797	133,882	(136,299)	20,142	(36,526)

82,511	(175,732)	66,402	(141,626)	57,256	(32,627)

127,285	133,692	13,230	10,943	81,992	47,466
(110,999)	(48,016)	(17,565)	(21,820)	(27,269)	(15,686)
(709)	—	(4,448)	(16,998)	(538)	—
170,932	(12,474)	7,494	12,348	34,665	90,362

186,509	73,202	(1,289)	(15,527)	88,850	122,142

269,020	(102,530)	65,113	(157,153)	146,106	89,515
282,887	385,417	224,331	381,484	239,506	149,991

$551,907	$282,887	$289,444	$224,331	$385,612	$239,506

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Return Bond Trust Series 1		Science & Technology Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$2,418	$64	—	—

Net investment income (loss)	2,418	64	—	—

Realized gains (losses) on investments:
Capital gain distributions	1,478	272	—	—
Net realized gains (losses)	(189)	(7)	(46,420)	(1,007)

Realized gains (losses)	1,289	265	(46,420)	(1,007)
Unrealized appreciation (depreciation) during the period	844	(3,237)	101,246	(104,725)

Net increase (decrease) in assets from operations	4,551	(2,908)	54,826	(105,732)

Changes from principal transactions:
Transfer of net premiums	1,311	2,667	163,552	53,219
Transfer on terminations	(2,141)	(1,294)	(136,687)	(12,109)
Transfer on policy loans	—	—	—	—
Net interfund transfers	4,998	12,004	23,894	32,092

Net increase (decrease) in assets from principal transactions	4,168	13,377	50,759	73,202

Total increase (decrease) in assets	8,719	10,469	105,585	(32,530)
Assets, beginning of period	21,529	11,060	150,194	182,724

Assets, end of period	$30,248	$21,529	$255,779	$150,194

See accompanying notes.

Sub-Account
Science & Technology Trust Series 1		Short-Term Bond Trust Series 0		Small Cap Growth Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	—	$3,693	$2,006	—	—

—	—	3,693	2,006	—	—

—	—	—	—	—	313
(4,922)	6,919	(695)	886	(9,479)	(4,415)

(4,922)	6,919	(695)	886	(9,479)	(4,102)
103,065	(157,312)	6,902	(6,927)	31,171	(7,070)

98,143	(150,393)	9,900	(4,035)	21,692	(11,172)

40,705	52,982	12,032	385,309	32,831	21,523
(51,364)	(43,487)	(4,880)	(2,160)	(107,861)	(7,506)
(8,895)	(11,848)	181	—	(6)	(1)
(11,089)	(98,299)	50,335	(373,664)	3,883	153,219

(30,643)	(100,652)	57,668	9,485	(71,153)	167,235

67,500	(251,045)	67,568	5,450	(49,461)	156,063
151,121	402,166	22,919	17,469	157,744	1,681

$218,621	$151,121	$90,487	$22,919	$108,283	$157,744

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Growth Trust Series 1		Small Cap Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (al)	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	—	—	$1,865	$3,733

Net investment income (loss)	—	—	1,865	3,733

Realized gains (losses) on investments:
Capital gain distributions	—	—	4,845	2,400
Net realized gains (losses)	2,883	(17)	(105,388)	(37,764)

Realized gains (losses)	2,883	(17)	(100,543)	(35,364)
Unrealized appreciation (depreciation) during the period	4,359	15	143,488	(75,288)

Net increase (decrease) in assets from operations	7,242	(2)	44,810	(106,919)

Changes from principal transactions:
Transfer of net premiums	2,227	291	105,896	73,595
Transfer on terminations	(2,800)	(246)	(121,704)	(19,596)
Transfer on policy loans	—	—	(29)	—
Net interfund transfers	(10,857)	21,436	22,715	(32,850)

Net increase (decrease) in assets from principal transactions	(11,430)	21,481	6,878	21,149

Total increase (decrease) in assets	(4,188)	21,479	51,688	(85,770)
Assets, beginning of period	21,479	—	211,348	297,118

Assets, end of period	$17,291	$21,479	$263,036	$211,348

(al)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

See accompanying notes.

Sub-Account
Small Cap Index Trust Series 1		Small Cap Opportunities Trust Series 0		Small Cap Opportunities Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$781	$1,782	—	$3,414	—	$2,144

781	1,782	—	3,414	—	2,144

3,052	1,343	—	3,436	—	2,699
(14,676)	281	(97,388)	(3,909)	(7,897)	(1,077)

(11,624)	1,624	(97,388)	(473)	(7,897)	1,622
32,657	(55,343)	97,204	(72,293)	28,759	(48,313)

21,814	(51,937)	(184)	(69,352)	20,862	(44,547)

9,241	9,794	8,126	40,497	9,532	12,151
(28,063)	(6,639)	(98,229)	(7,625)	(12,879)	(6,341)
(22)	262	—	—	(1,840)	390
1,389	1,592	6,378	9,358	(797)	(4,705)

(17,455)	5,009	(83,725)	42,230	(5,984)	1,495

4,359	(46,928)	(83,909)	(27,122)	14,878	(43,052)
103,558	150,486	108,133	135,255	62,219	105,271

$107,917	$103,558	$24,224	$108,133	$77,097	$62,219

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Trust Series 0	Small Cap Trust Series 1
	Year Ended Dec. 31/08 (ag)	Year Ended Dec. 31/08 (ag)
Income:
Dividend income distribution	$2	$1

Net investment income (loss)	2	1

Realized gains (losses) on investments:
Capital gain distributions	115	154
Net realized gains (losses)	(5,842)	(6,894)

Realized gains (losses)	(5,727)	(6,740)
Unrealized appreciation (depreciation) during the period	1,527	1,547

Net increase (decrease) in assets from operations	(4,198)	(5,192)

Changes from principal transactions:
Transfer of net premiums	4,490	5,035
Transfer on terminations	(1,773)	(308)
Transfer on policy loans	—	—
Net interfund transfers	(6,562)	(8,230)

Net increase (decrease) in assets from principal transactions	(3,845)	(3,503)

Total increase (decrease) in assets	(8,043)	(8,695)
Assets, beginning of period	8,043	8,695

Assets, end of period	—	—

(ag)	Terminated as an investment option and funds transferred to Small Cap Growth Trust on November 10, 2008.
(av)	Terminated as an investment option and funds transferred to Smaller Company Value Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Small Cap Value Trust Series 0		Small Cap Value Trust Series 1		Small Company Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08

$944	$1,389	$135	$467	$34	—

944	1,389	135	467	34	—

—	129	—	54	—	18
(5,921)	(2,180)	(10,679)	(259)	(13,103)	(570)

(5,921)	(2,051)	(10,679)	(205)	(13,103)	(552)
39,537	(32,783)	14,940	(6,252)	13,340	(7,497)

34,560	(33,445)	4,396	(5,990)	271	(8,049)

16,391	11,559	2,035	3,145	352	2,672
(11,048)	(5,919)	(6,146)	(789)	(197)	(693)
—	—	—	—	—	—
19,048	95,375	(13,591)	23,339	(10,850)	—

24,391	101,015	(17,702)	25,695	(10,695)	1,979

58,951	67,570	(13,306)	19,705	(10,424)	(6,070)
109,045	41,475	37,219	17,514	10,424	16,494

$167,996	$109,045	$23,913	$37,219	—	$10,424

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Value Trust Series 0		Small Company Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$590	$845	$876	$2,621

Net investment income (loss)	590	845	876	2,621

Realized gains (losses) on investments:
Capital gain distributions	17,246	1,521	31,256	7,687
Net realized gains (losses)	(7,737)	(13,372)	(76,591)	(33,529)

Realized gains (losses)	9,509	(11,851)	(45,335)	(25,842)
Unrealized appreciation (depreciation) during the period	31,175	(18,304)	102,715	(90,410)

Net increase (decrease) in assets from operations	41,274	(29,310)	58,256	(113,631)

Changes from principal transactions:
Transfer of net premiums	32,586	31,639	26,126	20,968
Transfer on terminations	(13,413)	(11,348)	(44,559)	(53,756)
Transfer on policy loans	—	—	(36,209)	(5,347)
Net interfund transfers	16,073	22,397	6,118	(69,218)

Net increase (decrease) in assets from principal transactions	35,246	42,688	(48,524)	(107,353)

Total increase (decrease) in assets	76,520	13,378	9,732	(220,984)
Assets, beginning of period	98,665	85,287	245,536	466,520

Assets, end of period	$175,185	$98,665	$255,268	$245,536

(ax)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
Smaller Company Growth Trust Series 0	Smaller Company Growth Trust Series 1	Strategic Bond Trust Series 0
Year Ended Dec. 31/09 (ax)	Year Ended Dec. 31/09 (ax)	Year Ended Dec. 31/09	Year Ended Dec. 31/08

—	—	$3,167	$2,675

—	—	3,167	2,675

—	—	—	—
34	63	(2,920)	(1,361)

34	63	(2,920)	(1,361)
23,561	2,097	7,179	(6,174)

23,595	2,160	7,426	(4,860)

878	158	8,745	9,147
(2,078)	(431)	(5,100)	(3,951)
—	(2,699)	—	—
453,128	43,073	(7,034)	34,220

451,928	40,101	(3,389)	39,416

475,523	42,261	4,037	34,556
—	—	38,423	3,867

$475,523	$42,261	$42,460	$38,423

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Bond Trust Series 1		Strategic Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$13,782	$21,298	$5,134	$2,634

Net investment income (loss)	13,782	21,298	5,134	2,634

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(44,743)	(4,376)	(313)	(138)

Realized gains (losses)	(44,743)	(4,376)	(313)	(138)
Unrealized appreciation (depreciation) during the period	76,080	(65,948)	13,469	(4,185)

Net increase (decrease) in assets from operations	45,119	(49,026)	18,290	(1,689)

Changes from principal transactions:
Transfer of net premiums	24,871	32,132	19,001	12,759
Transfer on terminations	(70,438)	(13,085)	(7,955)	(4,201)
Transfer on policy loans	(84,678)	—	—	—
Net interfund transfers	(12,477)	(7,302)	39,957	9,655

Net increase (decrease) in assets from principal transactions	(142,722)	11,745	51,003	18,213

Total increase (decrease) in assets	(97,603)	(37,281)	69,293	16,524
Assets, beginning of period	264,832	302,113	27,975	11,451

Assets, end of period	$167,229	$264,832	$97,268	$27,975

See accompanying notes.

Sub-Account
Strategic Income Trust Series 1		Total Bond Market Trust B Series 0		Total Return Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$2,707	$11,513	$5,018	$2,920	$76,948	$13,670

2,707	11,513	5,018	2,920	76,948	13,670

—	—	—	—	12,059	2,363
(14,154)	(1,572)	180	64	21,477	554

(14,154)	(1,572)	180	64	33,536	2,917
23,074	(20,688)	1,072	(245)	45,241	(8,221)

11,627	(10,747)	6,270	2,739	155,725	8,366

1,531	4,488	8,516	24,135	143,608	64,888
(3,559)	(4,861)	(13,209)	(6,260)	(256,528)	(18,575)
—	—	(8,109)	—	(8,391)	—
(71,320)	76,593	46,050	25,152	2,355,172	19,858

(73,348)	76,220	33,248	43,027	2,233,861	66,171

(61,721)	65,473	39,518	45,766	2,389,586	74,537
105,013	39,540	60,897	15,131	316,074	241,537

$43,292	$105,013	$100,415	$60,897	$2,705,660	$316,074

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Return Trust Series 1		Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$26,179	$25,524	$2,279	$856

Net investment income (loss)	26,179	25,524	2,279	856

Realized gains (losses) on investments:
Capital gain distributions	29,046	5,423	—	46
Net realized gains (losses)	(1,881)	(3,960)	(7,405)	(4,570)

Realized gains (losses)	27,165	1,463	(7,405)	(4,524)
Unrealized appreciation (depreciation) during the period	27,227	(11,272)	29,129	(17,904)

Net increase (decrease) in assets from operations	80,571	15,715	24,003	(21,572)

Changes from principal transactions:
Transfer of net premiums	59,168	52,133	48,553	34,689
Transfer on terminations	(139,794)	(41,183)	(14,458)	(10,090)
Transfer on policy loans	—	—	—	—
Net interfund transfers	137,815	15,969	80,809	7,271

Net increase (decrease) in assets from principal transactions	57,189	26,919	114,904	31,870

Total increase (decrease) in assets	137,760	42,634	138,907	10,298
Assets, beginning of period	546,372	503,738	44,312	34,014

Assets, end of period	$684,132	$546,372	$183,219	$44,312

(ah)	Terminated as an investment option and funds transferred to Fundamental Value Trust on November 10, 2008.

See accompanying notes.

Sub-Account
Total Stock Market Index Trust Series 1		U.S. Core Trust Series 0	U.S. Core Trust Series 1
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/08 (ah)	Year Ended Dec. 31/08 (ah)

$1,422	$1,612	$48	$6,801

1,422	1,612	48	6,801

—	174	4	5,018
(800)	(514)	(1,083)	(221,462)

(800)	(340)	(1,079)	(216,444)
22,540	(45,629)	34	18,495

23,162	(44,357)	(997)	(191,148)

11,529	10,766	609	36,176
(4,338)	(7,223)	(492)	(36,294)
—	—	—	(4,104)
571	1,390	579	(378,882)

7,762	4,933	696	(383,104)

30,924	(39,424)	(301)	(574,252)
73,919	113,343	301	574,252

$104,843	$73,919	—	—

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. Global Leaders Growth Trust Series 0	U.S. Global Leaders Growth Trust Series 1
	Year Ended Dec. 31/08 (af)	Year Ended Dec. 31/08 (af)
Income:
Dividend income distribution	$8	$103

Net investment income (loss)	8	103

Realized gains (losses) on investments:
Capital gain distributions	271	3,722
Net realized gains (losses)	807	(1,070)

Realized gains (losses)	1,078	2,652
Unrealized appreciation (depreciation) during the period	(17)	(2,598)

Net increase (decrease) in assets from operations	1,069	157

Changes from principal transactions:
Transfer of net premiums	933	502
Transfer on terminations	(539)	(865)
Transfer on policy loans	—	—
Net interfund transfers	(3,551)	(28,805)

Net increase (decrease) in assets from principal transactions	(3,157)	(29,168)

Total increase (decrease) in assets	(2,088)	(29,011)
Assets, beginning of period	2,088	29,011

Assets, end of period	—	—

(af)	Terminated as an investment option and funds transferred to Blue Chip Growth Trust on April 28, 2008.

See accompanying notes.

Sub-Account
U.S. Government Securities Trust Series 0		U.S. Government Securities Trust Series 1		U.S. High Yield Bond Trust Series 0
Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$19,380	$16,070	$12,690	$22,579	$12,550	$6,613

19,380	16,070	12,690	22,579	12,550	6,613

12,481	—	10,777	—	—	—
(3,358)	(758)	(24,634)	(12,646)	168	(281)

9,123	(758)	(13,857)	(12,646)	168	(281)
13,285	(9,682)	38,211	(18,617)	36,834	(30,026)

41,788	5,630	37,044	(8,684)	49,552	(23,694)

34,347	17,586	47,673	36,425	11,888	5,445
(24,244)	(10,017)	(155,660)	(30,941)	(7,111)	(2,560)
(1,125)	—	(781)	(5,997)	(1,344)	—
144,944	347,404	(117,685)	736	(1,742)	7,243

153,922	354,973	(226,453)	223	1,691	10,128

195,710	360,603	(189,409)	(8,461)	51,243	(13,566)
471,174	110,571	592,168	600,629	94,216	107,782

$666,884	$471,174	$402,759	$592,168	$145,459	$94,216

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. High Yield Bond Trust Series 1		U.S. Large Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08
Income:
Dividend income distribution	$2,044	$1,072	$792	$11,362

Net investment income (loss)	2,044	1,072	792	11,362

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(150)	(125)	(220,483)	(16,871)

Realized gains (losses)	(150)	(125)	(220,483)	(16,871)
Unrealized appreciation (depreciation) during the period	5,293	(5,018)	212,107	(190,226)

Net increase (decrease) in assets from operations	7,187	(4,071)	(7,584)	(195,735)

Changes from principal transactions:
Transfer of net premiums	2,334	2,334	5,331	105,697
Transfer on terminations	(1,021)	(795)	(210,575)	(21,447)
Transfer on policy loans	—	—	—	—
Net interfund transfers	—	—	(125,993)	3,615

Net increase (decrease) in assets from principal transactions	1,313	1,539	(331,237)	87,865

Total increase (decrease) in assets	8,500	(2,532)	(338,821)	(107,870)
Assets, beginning of period	15,321	17,853	338,821	446,691

Assets, end of period	$23,821	$15,321	—	$338,821

(aw)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

See accompanying notes.

Sub-Account
U.S. Large Cap Trust Series 1		Utilities Trust Series 0		Utilities Trust Series 1
Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08

$760	$6,857	$14,629	$9,240	$3,038	$2,791

760	6,857	14,629	9,240	3,038	2,791

—	—	—	9,637	—	3,883
(108,297)	2,045	(38,343)	(17,368)	(12,033)	(3,008)

(108,297)	2,045	(38,343)	(7,731)	(12,033)	875
100,498	(140,628)	116,388	(128,774)	26,413	(50,277)

(7,039)	(131,726)	92,674	(127,265)	17,418	(46,611)

8,073	23,180	83,785	72,411	6,981	2,584
(78,773)	(27,521)	(43,678)	(44,283)	(3,719)	(6,278)
—	(3,266)	(23,820)	(1,185)	(9,778)	—
(131,728)	1,213	15,301	66,452	(6,091)	(5,262)

(202,428)	(6,394)	31,588	93,395	(12,607)	(8,956)

(209,467)	(138,120)	124,262	(33,870)	4,811	(55,567)
209,467	347,587	232,795	266,665	67,328	122,895

—	$209,467	$357,057	$232,795	$72,139	$67,328

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Value Trust Series 0		Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/09	Year Ended Dec. 31/08
Income:
Dividend income distribution	$814	$566	$2,813	$4,074

Net investment income (loss)	814	566	2,813	4,074

Realized gains (losses) on investments:
Capital gain distributions	—	823	—	9,413
Net realized gains (losses)	(5,768)	(4,695)	(107,654)	(4,797)

Realized gains (losses)	(5,768)	(3,872)	(107,654)	4,616
Unrealized appreciation (depreciation) during the period	28,570	(10,949)	179,825	(164,719)

Net increase (decrease) in assets from operations	23,616	(14,255)	74,984	(156,029)

Changes from principal transactions:
Transfer of net premiums	25,300	36,464	8,757	17,376
Transfer on terminations	(5,390)	(4,779)	(49,774)	(18,776)
Transfer on policy loans	(22,950)	—	(2,257)	(4,576)
Net interfund transfers	8,618	11,677	(52,496)	55,433

Net increase (decrease) in assets from principal transactions	5,578	43,362	(95,770)	49,457

Total increase (decrease) in assets	29,194	29,107	(20,786)	(106,572)
Assets, beginning of period	40,559	11,452	272,504	379,076

Assets, end of period	$69,753	$40,559	$251,718	$272,504

See accompanying notes.

Total
Year Ended Dec. 31/09	Year Ended Dec. 31/08

$2,023,435	$1,576,992

2,023,435	1,576,992

788,265	1,673,960
(6,489,340)	(2,530,967)

(5,701,075)	(857,007)
19,606,074	(20,455,633)

15,928,434	(19,735,648)

30,866,044	26,962,304
(10,335,935)	(5,359,238)
(1,392,866)	(183,984)
(774,878)	(111,406)

18,362,365	21,307,676

34,290,799	1,572,028
51,369,294	49,797,266

$85,660,093	$51,369,294

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements

December 31, 2009

1.	Organization

John Hancock Life Insurance Company of New York Separate Account B (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 126 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 6 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2009. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) which in turn is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0, represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series 1 shares of the Portfolio and Series 0 represents interests in Series NAV shares of the Trust’s Portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

Previous Name	New Name	Effective Date
American Diversified Growth & Income Trust	Core Diversified Growth & Income Trust	November 16, 2009
Index Allocation Trust	Core Strategy Trust	May 4, 2009
Turner Core Growth Trust	Large Cap Growth Trust	November 16, 2009

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

The following sub-accounts of the Account were commenced as investment options:

New	Effective Date
Alpha Opportunities Trust	May 4, 2009
American Diversified Growth & Income Trust	May 4, 2009
American Fundamental Holdings Trust	May 4, 2009
American Global Diversification Trust	May 4, 2009
American New World Trust	May 4, 2009
Balanced Trust	May 4, 2009
International Small Company Trust	November 16, 2009
Smaller Company Growth Trust	November 16, 2009

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
Classic Value Trust	Equity-Income Trust	May 4, 2009
Core Equity Trust	Fundamental Value Trust	May 4, 2009
Emerging Small Company Trust	Smaller Company Growth Trust	November 16, 2009
Global Allocation Trust	Lifestyle Balanced Trust	November 16, 2009
Global Real Estate Trust	Real Estate Securities Trust	November 16, 2009
Income & Value Trust	American Asset Allocation Trust	May 4, 2009
International Small Cap Trust	International Small Company Trust	November 16, 2009
Mid Cap Intersection Trust	Mid Cap Index Trust	November 16, 2009
Mid Cap Value Trust	Mid Value Trust	May 4, 2009
Small Company Trust	Small Company Value Trust	May 4, 2009
U.S. Large Cap Trust	American Growth-Income Trust	May 4, 2009
CSI Equity Trust	Money Market Trust B	December 29, 2009

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolio of the Trusts. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “Code”). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

FAS 157 - Fair Value Measurements, which was adopted effective January 1, 2008, is now incorporated into ASC 820 - Fair Value Measurement and Disclosure (“ASC 820”). This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy level, as of December 31, 2009.

Mutual Funds
Level 1	$85,660,093
Level 2	—
Level 3	—

$85,660,093

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risks and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2009 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$1,385,972	$608,538
500 Index Trust Series 1	67,128	145,046
Active Bond Trust Series 0	32,454	2,975
Active Bond Trust Series 1	29,953	98,354
All Cap Core Trust Series 0	13,628	3,855
All Cap Core Trust Series 1	68,756	19,400
All Cap Growth Trust Series 0	9,516	2,476
All Cap Growth Trust Series 1	7,788	18,871
All Cap Value Trust Series 0	39,834	14,545
All Cap Value Trust Series 1	7,201	34,063
American Asset Allocation Trust Series 1	201,102	11,619
American Blue Chip Income and Growth Trust Series 1	82,407	21,668
American Bond Trust Series 1	75,236	31,519
American Fundamental Holdings Trust Series 1	34,235	92
American Global Diversification Trust Series 1	29,507	16
American Growth Trust Series 1	663,421	165,388
American Growth-Income Trust Series 1	756,688	1,192,649
American International Trust Series 1	523,451	307,636
American New World Trust Series 1	162,168	335
Balanced Trust Series 0	803	143
Blue Chip Growth Trust Series 0	1,212,696	163,769
Blue Chip Growth Trust Series 1	112,863	194,356
Capital Appreciation Trust Series 0	23,470	10,410
Capital Appreciation Trust Series 1	83,799	58,105
Capital Appreciation Value Trust Series 0	40,651	590
Classic Value Trust Series 0	19,691	86,199
Classic Value Trust Series 1	232	1,150
Core Allocation Plus Trust Series 0	16,838	340
Core Bond Trust Series 0	3,789	1,669
Core Bond Trust Series 1	7,792	3,570

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Core Diversified Growth & Income Trust Series 1	$1,659,567	$836,022
Core Equity Trust Series 0	1,513	7,315
Core Strategy Trust Series 0	267,163	146,856
Disciplined Diversification Trust Series 0	286,282	4,325
Emerging Markets Value Trust Series 0	730,505	22,567
Emerging Markets Value Trust Series 1	982	61
Emerging Small Company Trust Series 0	403,961	461,125
Emerging Small Company Trust Series 1	18,581	47,127
Equity-Income Trust Series 0	656,278	295,172
Equity-Income Trust Series 1	127,516	238,176
Financial Services Trust Series 0	244,412	24,010
Financial Services Trust Series 1	18,342	12,998
Franklin Templeton Founding Allocation Trust Series 0	21,705	1,081
Fundamental Value Trust Series 0	130,982	63,789
Fundamental Value Trust Series 1	43,883	208,736
Global Allocation Trust Series 0	17,979	57,829
Global Allocation Trust Series 1	13,432	91,005
Global Bond Trust Series 0	652,308	617,113
Global Bond Trust Series 1	89,086	117,858
Global Real Estate Trust Series 0	235,547	171,960
Global Real Estate Trust Series 1	511	732
Global Trust Series 0	16,616	32,622
Global Trust Series 1	521,032	98,976
Health Sciences Trust Series 0	316,334	38,342
Health Sciences Trust Series 1	14,017	77,471
High Yield Trust Series 0	524,307	545,458
High Yield Trust Series 1	27,473	24,229
Income & Value Trust Series 0	308	35,348
Income & Value Trust Series 1	7,076	145,848
International Core Trust Series 0	317,192	201,966
International Core Trust Series 1	38,634	18,164
International Equity Index Trust A Series 1	13,172	29,460
International Equity Index Trust B Series 0	661,563	29,672
International Opportunities Trust Series 0	541,516	407,310
International Opportunities Trust Series 1	21,345	19,179
International Small Cap Trust Series 0	109,542	282,028
International Small Cap Trust Series 1	17,346	73,560
International Small Company Trust Series 0	264,479	12,968
International Small Company Trust Series 1	62,446	374
International Value Trust Series 0	235,331	15,441
International Value Trust Series 1	539,164	105,323
Investment Quality Bond Trust Series 0	45,904	5,934
Investment Quality Bond Trust Series 1	23,180	93,618
Large Cap Trust Series 0	320,404	3,578
Large Cap Trust Series 1	9,960	30,894
Large Cap Value Trust Series 0	640,976	756,628
Large Cap Value Trust Series 1	118,393	127,120
Lifestyle Aggressive Trust Series 0	2,731,583	533,776
Lifestyle Aggressive Trust Series 1	85,776	111,936
Lifestyle Balanced Trust Series 0	4,332,273	1,228,817
Lifestyle Balanced Trust Series 1	459,832	255,976

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Lifestyle Conservative Trust Series 0	$749,555	$232,512
Lifestyle Conservative Trust Series 1	19,920	289,139
Lifestyle Growth Trust Series 0	5,082,645	1,026,110
Lifestyle Growth Trust Series 1	138,964	108,797
Lifestyle Moderate Trust Series 0	550,721	328,873
Lifestyle Moderate Trust Series 1	169,281	15,337
Mid Cap Index Trust Series 0	981,467	1,255,409
Mid Cap Index Trust Series 1	21,066	46,951
Mid Cap Intersection Trust Series 0	462	1,769
Mid Cap Intersection Trust Series 1	665	794
Mid Cap Stock Trust Series 0	217,523	136,578
Mid Cap Stock Trust Series 1	21,557	67,193
Mid Cap Value Trust Series 0	29,501	104,466
Mid Cap Value Trust Series 1	12,339	210,970
Mid Value Trust Series 0	370,244	196,495
Mid Value Trust Series 1	166,646	10,812
Money Market Trust B Series 0	12,495,391	12,521,520
Money Market Trust Series 1	693,440	682,744
Natural Resources Trust Series 0	1,083,560	101,710
Natural Resources Trust Series 1	90,900	16,812
Optimized All Cap Trust Series 0	29,979	28,828
Optimized All Cap Trust Series 1	9,580	12,375
Optimized Value Trust Series 0	993	338
Overseas Equity Trust Series 0	309,523	15,770
Pacific Rim Trust Series 0	261,400	19,315
Pacific Rim Trust Series 1	23,607	17,724
Real Estate Securities Trust Series 0	621,676	422,710
Real Estate Securities Trust Series 1	36,908	30,587
Real Return Bond Trust Series 0	255,841	118,939
Real Return Bond Trust Series 1	10,169	2,106
Science & Technology Trust Series 0	526,017	475,256
Science & Technology Trust Series 1	37,253	67,897
Short-Term Bond Trust Series 0	74,683	13,322
Small Cap Growth Trust Series 0	270,826	341,978
Small Cap Growth Trust Series 1	2,106	13,536
Small Cap Index Trust Series 0	480,712	467,123
Small Cap Index Trust Series 1	14,101	27,723
Small Cap Opportunities Trust Series 0	265,945	349,669
Small Cap Opportunities Trust Series 1	9,744	15,728
Small Cap Value Trust Series 0	36,923	11,586
Small Cap Value Trust Series 1	13,038	30,604
Small Company Trust Series 1	381	11,042
Small Company Value Trust Series 0	66,308	13,225
Small Company Value Trust Series 1	79,588	95,980
Smaller Company Growth Trust Series 0	453,833	1,905
Smaller Company Growth Trust Series 1	43,200	3,099
Strategic Bond Trust Series 0	11,220	11,442
Strategic Bond Trust Series 1	37,551	166,491
Strategic Income Trust Series 0	66,212	10,076
Strategic Income Trust Series 1	3,476	74,116

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Total Bond Market Trust B Series 0	$58,713	$20,446
Total Return Trust Series 0	3,066,594	743,725
Total Return Trust Series 1	249,593	137,177
Total Stock Market Index Trust Series 0	170,162	52,979
Total Stock Market Index Trust Series 1	15,123	5,938
U.S. Government Securities Trust Series 0	255,589	69,806
U.S. Government Securities Trust Series 1	63,015	266,001
U.S. High Yield Bond Trust Series 0	60,721	46,480
U.S. High Yield Bond Trust Series 1	4,291	934
U.S. Large Cap Trust Series 0	6,724	337,168
U.S. Large Cap Trust Series 1	8,043	209,711
Utilities Trust Series 0	108,619	62,402
Utilities Trust Series 1	8,922	18,491
Value Trust Series 0	33,590	27,198
Value Trust Series 1	30,541	123,496
All Asset Portfolio Series 0	101,269	31,053
All Asset Portfolio Series 1	7,778	7,189
Brandes International Equity Trust	21,223	1,860
Business Opportunity Value Trust	3,437	751
CSI Equity Trust	—	45,357
Frontier Capital Appreciation Trust	91	870
Large Cap Growth Trust	3,432	1,018

	$55,576,888	$34,402,750

5.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

6.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

7.	Subsequent Events

In accordance with the provision set forth in ASC 855 “Subsequent Events” (“ASC 855”) formerly known as FAS 165 “Subsequent Events”, Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through the date the financial statements were issued and has determined that no events have occurred that require additional disclosure.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (k)
Units, beginning of period	38,794	16,278	7,938	1,378	—
Units issued	80,467	28,361	11,409	7,702	1,443
Units redeemed	(31,943)	(5,845)	(3,069)	(1,142)	(65)

Units, end of period	87,318	38,794	16,278	7,938	1,378

Unit value, end of period $	21.05	16.66	26.53	15.76 to 25.20	$13.63
Assets, end of period $	1,828,011	638,383	416,002	185,449	$18,787
Investment income ratio*	2.37%	3.17%	3.27%	0.26%	0.00%
Total return, lowest to highest**	24.08% to 31.02%	(37.19%) to (24.71%)	1.47% to 5.25%	13.10% to 15.56%	9.07%

(k)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	51,111	63,192	70,520	62,342	60,823
Units issued	6,677	5,265	11,331	22,234	11,060
Units redeemed	(16,600)	(17,346)	(18,659)	(14,056)	(9,541)

Units, end of period	41,188	51,111	63,192	70,520	62,342

Unit value, end of period $	10.78	8.58	13.66	13.02	11.30
Assets, end of period $	444,037	438,252	862,934	918,027	704,129
Investment income ratio*	1.66%	0.72%	2.17%	0.86%	1.50%
Total return, lowest to highest**	25.74%	(37.21%)	4.90%	15.27%	4.29%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	334	36	3	—
Units issued	707	334	56	5
Units redeemed	(66)	(36)	(23)	(2)

Units, end of period	975	334	36	3

Unit value, end of period $	50.05	40.09	44.78	43.05
Assets, end of period $	48,772	13,378	1,597	155
Investment income ratio*	8.48%	11.17%	12.84%	0.20%
Total return, lowest to highest**	18.30% to 24.86%	(10.55%) to (7.37%)	2.87% to 4.03%	4.54% to 5.10%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (k)
Units, beginning of period	20,634	26,667	26,454	25,013	—
Units issued	1,167	912	3,681	3,756	27,106
Units redeemed	(7,850)	(6,945)	(3,468)	(2,315)	(2,093)

Units, end of period	13,951	20,634	26,667	26,454	25,013

Unit value, end of period $	15.41	12.34	13.80	13.26	12.70
Assets, end of period $	214,909	254,685	367,917	350,777	317,641
Investment income ratio*	6.87%	5.25%	8.80%	2.70%	0.00%
Total return, lowest to highest**	24.81%	(10.53%)	4.05%	4.42%	1.59%

(k)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Asset Portfolio Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	553	—
Units issued	9,956	1,107
Units redeemed	(2,944)	(554)

Units, end of period	7,565	553

Unit value, end of period $	12.05	9.93
Assets, end of period $	91,121	5,492
Investment income ratio*	8.00%	16.50%
Total return, lowest to highest**	14.85% to 21.32%	(17.73%) to (12.60%)

(n)	Fund available in prior year but no activity.

	Sub-Account
	All Asset Portfolio Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	1,570	1,425	1,251	—
Units issued	367	202	212	1,300
Units redeemed	(434)	(57)	(38)	(49)

Units, end of period	1,503	1,570	1,425	1,251

Unit value, end of period $	17.00	14.01	16.72	15.48
Assets, end of period $	25,556	22,002	23,822	19,361
Investment income ratio*	6.75%	5.84%	7.35%	5.67%
Total return, lowest to highest**	21.32%	(16.17%)	8.00%	4.36%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (n)
Units, beginning of period	1,325	1,243	—
Units issued	1,703	269	1,343
Units redeemed	(426)	(187)	(100)

Units, end of period	2,602	1,325	1,243

Unit value, end of period $	10.36	8.05	$13.34
Assets, end of period $	26,974	10,683	$16,581
Investment income ratio*	1.70%	1.85%	1.24%
Total return, lowest to highest**	24.46% to 33.05%	(39.60%) to (26.69%)	0.17% to 2.70%

(n)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	34,833	33,933	12,178	15,363	15,972
Units issued	8,929	3,672	27,487	983	1,909
Units redeemed	(2,811)	(2,772)	(5,732)	(4,168)	(2,518)

Units, end of period	40,951	34,833	33,933	12,178	15,363

Unit value, end of period $	8.74	6.80	11.27	10.98	9.56
Assets, end of period $	357,886	236,967	382,354	133,649	146,942
Investment income ratio*	1.68%	1.73%	1.64%	0.65%	0.75%
Total return, lowest to highest**	28.46%	(39.63%)	2.66%	14.75%	9.08%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	196	57	9	—
Units issued	1,068	196	83	14
Units redeemed	(276)	(57)	(35)	(5)

Units, end of period	988	196	57	9

Unit value, end of period $	9.80	8.09	13.92	12.42
Assets, end of period $	9,680	1,586	788	116
Investment income ratio*	1.31%	0.66%	0.21%	0.00%
Total return, lowest to highest**	21.13% to 23.48%	(41.91%) to (26.41%)	4.36% to 12.08%	5.38% to 6.63%

(n)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	6,830	6,384	7,890	6,624	8,720
Units issued	986	1,308	1,744	1,860	1,838
Units redeemed	(2,299)	(862)	(3,250)	(594)	(3,934)

Units, end of period	5,517	6,830	6,384	7,890	6,624

Unit value, end of period $	9.34	7.71	13.28	11.85	11.12
Assets, end of period $	51,506	52,660	84,784	93,513	73,666
Investment income ratio*	0.65%	0.35%	0.05%	0.00%	0.00%
Total return, lowest to highest**	21.09%	(41.94%)	12.05%	6.57%	8.99%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	5,913	3,188	788	—
Units issued	3,819	3,528	2,785	806
Units redeemed	(1,400)	(803)	(385)	(18)

Units, end of period	8,332	5,913	3,188	788

Unit value, end of period $	12.38	9.78	13.74	12.64
Assets, end of period $	103,167	57,842	43,799	9,953
Investment income ratio*	0.63%	1.17%	3.10%	0.00%
Total return, lowest to highest**	22.43% to 31.77%	(28.80%) to (19.83%)	2.47% to 8.68%	6.65% to 13.82%

(n)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	10,031	8,816	8,697	8,538	7,732
Units issued	501	1,490	331	394	1,030
Units redeemed	(2,269)	(275)	(212)	(235)	(224)

Units, end of period	8,263	10,031	8,816	8,697	8,538

Unit value, end of period $	17.15	13.54	19.02	17.55	15.44
Assets, end of period $	141,658	135,826	167,627	152,657	131,790
Investment income ratio*	0.52%	0.89%	1.79%	0.93%	0.53%
Total return, lowest to highest**	26.61%	(28.78%)	8.32%	13.71%	5.71%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)
Units, beginning of period	157	—
Units issued	25,418	166
Units redeemed	(1,417)	(9)

Units, end of period	24,158	157

Unit value, end of period $	8.98	7.26
Assets, end of period $	216,820	1,139
Investment income ratio*	3.54%	11.12%
Total return, lowest to highest**	18.28% to 25.85%	(28.47%) to (19.62%)

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	12,019	8,000	4,332	904	426
Units issued	7,253	8,084	4,344	5,756	698
Units redeemed	(2,513)	(4,065)	(676)	(2,328)	(220)

Units, end of period	16,759	12,019	8,000	4,332	904

Unit value, end of period $	10.64	8.36 to 12.48	13.21 to 19.72	12.99 to 19.40	16.58
Assets, end of period $	195,972	110,055	121,308	65,286	14,986
Investment income ratio*	1.98%	4.88%	2.85%	0.29%	0.20%
Total return, lowest to highest**	25.79% to 31.48%	(36.72%) to (22.98%)	(2.84%) to 1.65%	13.18% to 16.99%	6.76%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	4,638	3,197	212	—
Units issued	6,680	2,390	5,686	228
Units redeemed	(3,098)	(949)	(2,701)	(16)

Units, end of period	8,220	4,638	3,197	212

Unit value, end of period $	11.24 to 14.05	10.02 to 12.52	11.10 to 13.87	10.78 to 13.47
Assets, end of period $	95,730	46,626	35,476	2,284
Investment income ratio*	3.55%	10.75%	4.78%	0.00%
Total return, lowest to highest**	8.40% to 12.21%	(10.67%) to (6.10%)	2.36% to 2.96%	5.39% to 6.57%

(n)	Fund available in prior year but no activity.

Sub-Account
American Fundamental Holdings Trust Series 1
Year Ended Dec. 31/09 (a)
Units, beginning of period	—
Units issued	2,841
Units redeemed	(8)

Units, end of period	2,833

Unit value, end of period $	11.92
Assets, end of period $	33,778
Investment income ratio*	12.79%
Total return, lowest to highest**	18.47% to 19.20%

(a)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
American Global Diversification Trust Series 1
Year Ended Dec. 31/09 (a)
Units, beginning of period	—
Units issued	2,303
Units redeemed	(1)

Units, end of period	2,302

Unit value, end of period $	12.59
Assets, end of period $	28,990
Investment income ratio*	49.21%
Total return, lowest to highest**	23.51% to 25.94%

(a)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	56,137	30,805	17,752	7,376	876
Units issued	50,848	36,483	20,581	14,117	6,844
Units redeemed	(15,493)	(11,151)	(7,528)	(3,741)	(344)

Units, end of period	91,492	56,137	30,805	17,752	7,376

Unit value, end of period $	11.40	8.21 to 12.36	14.71 to 22.15	13.15 to 19.79	18.02
Assets, end of period $	1,153,106	529,382	576,558	315,611	132,931
Investment income ratio*	0.34%	2.37%	1.18%	0.25%	0.00%
Total return, lowest to highest**	25.08% to 42.05%	(44.20%) to (31.29%)	3.36% to 11.94%	8.22% to 9.80%	15.79%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	88,850	70,285	53,718	26,256	14,681
Units issued	65,625	25,724	21,660	31,289	16,824
Units redeemed	(93,577)	(7,159)	(5,093)	(3,827)	(5,249)

Units, end of period	60,898	88,850	70,285	53,718	26,256

Unit value, end of period $	10.69	8.17	13.20 to 19.70	12.61 to 18.83	16.40
Assets, end of period $	796,589	984,213	1,274,002	935,931	430,661
Investment income ratio*	0.74%	2.27%	3.13%	1.12%	0.52%
Total return, lowest to highest**	23.68% to 33.69%	(38.08%) to (24.49%)	(0.67%) to 4.64%	11.61% to 14.80%	5.44%

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	42,851	26,925	11,401	7,600	1,042
Units issued	34,474	23,850	23,067	9,241	6,830
Units redeemed	(25,820)	(7,924)	(7,543)	(5,440)	(272)

Units, end of period	51,505	42,851	26,925	11,401	7,600

Unit value, end of period $	14.46	10.14 to 17.85	17.60 to 30.98	14.72 to 25.91	21.86
Assets, end of period $	855,948	528,085	608,090	247,724	166,111
Investment income ratio*	1.20%	4.52%	2.44%	0.86%	0.27%
Total return, lowest to highest**	27.67% to 46.99%	(42.37%) to (26.02%)	9.35% to 19.58%	10.32% to 18.54%	21.07%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
American New World Trust Series 1
Year Ended Dec. 31/09 (a)
Units, beginning of period	—
Units issued	12,025
Units redeemed	(26)

Units, end of period	11,999

Unit value, end of period $	13.36
Assets, end of period $	160,289
Investment income ratio*	7.30%
Total return, lowest to highest**	30.38% to 33.58%

(a)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

Sub-Account
Balanced Trust Series 0
Year Ended Dec. 31/09 (a)
Units, beginning of period	—
Units issued	69
Units redeemed	(13)

Units, end of period	56

Unit value, end of period $	11.91
Assets, end of period $	667
Investment income ratio*	3.47%
Total return, lowest to highest**	18.83% to 19.11%

(a)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	7,243	1,677	193	—
Units issued	24,326	6,570	3,090	281
Units redeemed	(3,940)	(1,004)	(1,606)	(88)

Units, end of period	27,629	7,243	1,677	193

Unit value, end of period $	56.75	39.69	69.05	61.21
Assets, end of period $	1,567,863	287,475	115,809	11,843
Investment income ratio*	0.20%	0.44%	1.03%	0.04%
Total return, lowest to highest**	26.87% to 46.21%	(42.52%) to (28.71%)	5.35% to 12.81%	9.59% to 10.44%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	58,485	58,223	59,046	54,238	55,058
Units issued	12,872	8,612	9,241	11,264	9,424
Units redeemed	(20,005)	(8,350)	(10,064)	(6,456)	(10,244)

Units, end of period	51,352	58,485	58,223	59,046	54,238

Unit value, end of period $	11.09	7.76	13.50	11.98	10.93
Assets, end of period $	569,454	453,858	786,228	707,195	592,796
Investment income ratio*	0.15%	0.32%	0.72%	0.19%	0.40%
Total return, lowest to highest**	42.89%	(42.53%)	12.75%	9.58%	5.60%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	63	—
Units issued	824	71
Units redeemed	(72)	(8)

Units, end of period	815	63

Unit value, end of period $	28.01	22.36
Assets, end of period $	22,847	1,409
Investment income ratio*	5.05%	8.54%
Total return, lowest to highest**	19.34% to 25.28%	(39.84%) to (24.43%)

(n)	Fund available in prior year but no activity.

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	178	—
Units issued	310	202
Units redeemed	(66)	(24)

Units, end of period	422	178

Unit value, end of period $	13.18	10.58
Assets, end of period $	5,565	1,887
Investment income ratio*	1.03%	0.00%
Total return, lowest to highest**	19.01% to 27.24%	(34.70%) to (23.56%)

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	2,731	378	131	—
Units issued	2,202	3,114	307	163
Units redeemed	(1,188)	(761)	(60)	(32)

Units, end of period	3,745	2,731	378	131

Unit value, end of period $	12.41	8.72	13.89	12.43
Assets, end of period $	46,488	23,813	5,252	1,636
Investment income ratio*	0.34%	0.89%	0.54%	0.00%
Total return, lowest to highest**	28.49% to 44.66%	(37.24%) to (23.78%)	7.66% to 11.70%	2.38% to 7.46%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	18,768	17,812	16,776	1,128	1,150
Units issued	7,646	2,481	2,248	17,599	199
Units redeemed	(6,011)	(1,525)	(1,212)	(1,951)	(221)

Units, end of period	20,403	18,768	17,812	16,776	1,128

Unit value, end of period $	12.67	8.90	14.18	12.71	12.43
Assets, end of period $	258,477	167,094	252,611	213,159	14,011
Investment income ratio*	0.28%	0.48%	0.30%	0.00%	0.00%
Total return, lowest to highest**	42.28%	(37.22%)	11.61%	2.26%	13.99%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Capital Appreciation Value Trust Series 0
Year Ended Dec. 31/09 (n)
Units, beginning of period	—
Units issued	4,378
Units redeemed	(69)

Units, end of period	4,309

Unit value, end of period $	9.47
Assets, end of period $	40,797
Investment income ratio*	4.08%
Total return, lowest to highest**	19.68% to 30.98%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Classic Value Trust Series 0
	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	10,259	3,990	1,264	—
Units issued	4,201	7,177	3,807	1,479
Units redeemed	(14,460)	(908)	(1,081)	(215)

Units, end of period	—	10,259	3,990	1,264

Unit value, end of period $	5.99	6.23	11.44	13.09
Assets, end of period $	—	63,913	45,655	16,538
Investment income ratio*	1.34%	3.51%	2.65%	8.62%
Total return, lowest to highest**	(3.90%) to 0.02%	(45.55%) to (29.61%)	(12.58%) to (12.50%)	13.46% to 16.14%

(am)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Classic Value Trust Series 1
	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (k)
Units, beginning of period	113	197	109	23	—
Units issued	30	58	99	87	23
Units redeemed	(143)	(142)	(11)	(1)	—

Units, end of period	—	113	197	109	23

Unit value, end of period $	8.07	8.41	15.44	17.67	15.22
Assets, end of period $	—	950	3,039	1,923	349
Investment income ratio*	1.22%	1.24%	1.99%	2.20%	1.20%
Total return, lowest to highest**	(4.01%)	(45.55%)	(12.58%)	16.04%	9.42%

(am)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.
(k)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)
Units, beginning of period	25	—
Units issued	2,075	51
Units redeemed	(44)	(26)

Units, end of period	2,056	25

Unit value, end of period $	8.66	6.91
Assets, end of period $	17,817	177
Investment income ratio*	3.21%	11.56%
Total return, lowest to highest**	17.53% to 27.67%	(31.54%) to (20.17%)

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (n)
Units, beginning of period	5	123	—
Units issued	302	6	123
Units redeemed	(133)	(124)	—

Units, end of period	174	5	123

Unit value, end of period $	12.67	11.53	$11.15
Assets, end of period $	2,208	53	$1,367
Investment income ratio*	3.31%	3.98%	89.64%
Total return, lowest to highest**	5.61% to 9.93%	1.09% to 3.36%	4.77% to 6.36%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	7,548	1,298	1,171	—
Units issued	330	6,360	174	1,187
Units redeemed	(236)	(110)	(47)	(16)

Units, end of period	7,642	7,548	1,298	1,171

Unit value, end of period $	15.82	14.39	13.93	13.11
Assets, end of period $	120,893	108,608	18,077	15,356
Investment income ratio*	2.42%	12.47%	7.20%	0.00%
Total return, lowest to highest**	9.94%	3.29%	6.27%	3.79%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Core Diversified Growth & Income Trust Series 1
Year Ended Dec. 31/09 (ay)
Units, beginning of period	—
Units issued	135,689
Units redeemed	(68,556)

Units, end of period	67,133

Unit value, end of period $	12.21
Assets, end of period $	819,995
Investment income ratio*	6.77%
Total return, lowest to highest**	21.22% to 22.14%

(ay)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009. Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.

	Sub-Account
	Core Equity Trust Series 0
	Year Ended Dec. 31/09 (an)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	1,076	88	13	—
Units issued	332	1,200	143	19
Units redeemed	(1,408)	(212)	(68)	(6)

Units, end of period	—	1,076	88	13

Unit value, end of period $	5.24	5.28	11.59	12.31
Assets, end of period $	—	5,680	1,026	166
Investment income ratio*	1.92%	34.18%	0.06%	0.00%
Total return, lowest to highest**	(0.72%) to 4.37%	(54.46%) to (30.69%)	(6.41%) to (5.85%)	6.73% to 12.62%

(an)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Core Strategy Trust Series 0
	Year Ended Dec. 31/09 (az)	Year Ended Dec. 31/08 (m)
Units, beginning of period	267	—
Units issued	32,585	274
Units redeemed	(17,590)	(7)

Units, end of period	15,262	267

Unit value, end of period $	9.17	7.52
Assets, end of period $	139,885	2,007
Investment income ratio*	3.19%	3.30%
Total return, lowest to highest**	18.49% to 25.03%	(25.51%) to (17.79%)

(az)	Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	CSI Equity Trust
	Year Ended Dec. 31/09 (bb)	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (n)
Units, beginning of period	3,321	1,472	—
Units issued	—	2,834	1,536
Units redeemed	(3,321)	(985)	(64)

Units, end of period	—	3,321	1,472

Unit value, end of period $	13.94	12.61	$18.48
Assets, end of period $	—	41,858	$27,204
Investment income ratio*	0.00%	1.30%	3.40%
Total return, lowest to highest**	10.63% to 16.60%	(31.79%) to (20.72%)	4.87% to 8.61%

(bb)	Terminated as an investment option and funds transferred to Money-Market Trust B on December 29, 2009.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)
Units, beginning of period	70	—
Units issued	31,069	79
Units redeemed	(501)	(9)

Units, end of period	30,638	70

Unit value, end of period $	9.19	7.22
Assets, end of period $	281,420	505
Investment income ratio*	7.40%	3.08%
Total return, lowest to highest**	20.12% to 29.89%	(28.63%) to (18.51%)

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (f)
Units, beginning of period	2,347	22	—
Units issued	80,237	2,848	31
Units redeemed	(2,351)	(523)	(9)

Units, end of period	80,233	2,347	22

Unit value, end of period $	11.61	5.77	$11.99
Assets, end of period $	931,541	13,528	$262
Investment income ratio*	0.13%	6.06%	2.32%
Total return, lowest to highest**	1.56% to 101.36%	(51.92%)	7.16% to 19.94%

(f)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Emerging Markets Value Trust Series 1
Year Ended Dec. 31/09 (n)
Units, beginning of period	—
Units issued	82
Units redeemed	(5)

Units, end of period	77

Unit value, end of period $	14.50
Assets, end of period $	1,128
Investment income ratio*	0.05%
Total return, lowest to highest**	101.12%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Emerging Small Company Trust Series 0
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	1,928	833	64	—
Units issued	47,764	1,224	814	82
Units redeemed	(49,692)	(129)	(45)	(18)

Units, end of period	—	1,928	833	64

Unit value, end of period $	9.30	7.29	12.83	11.87
Assets, end of period $	—	14,049	10,696	764
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	23.83% to 33.70%	(43.23%) to (31.25%)	0.05% to 8.08%	(1.27%) to 2.44%

(ao)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Emerging Small Company Trust Series 1
	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	2,312	2,343	3,582	3,818	3,347
Units issued	1,673	389	174	533	1,469
Units redeemed	(3,985)	(420)	(1,413)	(769)	(998)

Units, end of period	—	2,312	2,343	3,582	3,818

Unit value, end of period $	12.03	9.42	16.61	15.38	15.01
Assets, end of period $	—	21,789	38,922	55,094	57,331
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	27.62%	(43.28%)	8.05%	2.41%	5.05%

(ao)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	19,617	13,704	363	—
Units issued	34,992	12,580	23,890	405
Units redeemed	(15,989)	(6,667)	(10,549)	(42)

Units, end of period	38,620	19,617	13,704	363

Unit value, end of period $	24.40	19.40	30.29	29.30
Assets, end of period $	942,394	380,650	415,087	10,628
Investment income ratio*	2.39%	2.87%	3.42%	0.00%
Total return, lowest to highest**	24.57% to 30.76%	(35.94%) to (23.36%)	(0.41%) to 3.39%	14.00% to 19.05%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	34,606	34,921	27,570	25,710	30,571
Units issued	9,623	19,705	10,346	7,808	7,052
Units redeemed	(20,377)	(20,020)	(2,995)	(5,948)	(11,913)

Units, end of period	23,852	34,606	34,921	27,570	25,710

Unit value, end of period $	14.82	11.79	18.41	17.81	14.96
Assets, end of period $	353,455	407,905	642,765	491,041	384,717
Investment income ratio*	2.06%	2.47%	2.96%	1.48%	1.21%
Total return, lowest to highest**	25.72%	(35.96%)	3.35%	19.02%	3.92%

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	5,401	3,330	38	—
Units issued	16,641	3,338	3,579	49
Units redeemed	(1,886)	(1,267)	(287)	(11)

Units, end of period	20,156	5,401	3,330	38

Unit value, end of period $	16.68	11.79	21.29	22.83
Assets, end of period $	336,237	63,662	70,882	860
Investment income ratio*	1.48%	1.21%	2.04%	0.00%
Total return, lowest to highest**	25.68% to 49.06%	(44.63%) to (28.65%)	(6.73%) to (3.84%)	19.86% to 23.16%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	7,699	7,478	7,229	6,809	6,538
Units issued	1,904	781	1,398	919	590
Units redeemed	(1,454)	(560)	(1,149)	(499)	(319)

Units, end of period	8,149	7,699	7,478	7,229	6,809

Unit value, end of period $	13.89	9.82	17.74	19.04	15.46
Assets, end of period $	113,149	75,597	132,656	137,620	105,283
Investment income ratio*	0.75%	0.93%	1.22%	0.35%	0.37%
Total return, lowest to highest**	41.41%	(44.65%)	(6.81%)	23.11%	9.78%

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)
Units, beginning of period	204	—
Units issued	2,762	228
Units redeemed	(145)	(24)

Units, end of period	2,821	204

Unit value, end of period $	8.93	6.79
Assets, end of period $	25,206	1,389
Investment income ratio*	6.77%	12.87%
Total return, lowest to highest**	25.33% to 32.61%	(32.68%) to (21.32%)

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	31	—
Units issued	2	35
Units redeemed	(31)	(4)

Units, end of period	2	31

Unit value, end of period $	39.29	26.44
Assets, end of period $	91	825
Investment income ratio*	0.15%	0.00%
Total return, lowest to highest**	29.61% to 50.68%	(42.03%) to (33.95%)

(n)	Fund available in prior year but no activity.

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	12,508	14,098	77	—
Units issued	15,795	10,758	26,145	136
Units redeemed	(8,325)	(12,348)	(12,124)	(59)

Units, end of period	19,978	12,508	14,098	77

Unit value, end of period $	10.57	8.02	13.20	12.68
Assets, end of period $	211,149	100,275	186,091	975
Investment income ratio*	1.18%	1.07%	2.19%	0.00%
Total return, lowest to highest**	24.46% to 38.50%	(39.27%) to (27.52%)	1.75% to 4.08%	12.76% to 14.55%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	51,202	24,906	16,548	20,132	11,529
Units issued	3,228	37,966	10,471	4,722	11,202
Units redeemed	(17,126)	(11,670)	(2,113)	(8,306)	(2,599)

Units, end of period	37,304	51,202	24,906	16,548	20,132

Unit value, end of period $	14.79	11.23	18.50	17.78	15.53
Assets, end of period $	551,908	574,837	460,770	294,245	312,615
Investment income ratio*	0.87%	1.56%	1.72%	0.86%	0.32%
Total return, lowest to highest**	31.78%	(39.32%)	4.04%	14.51%	8.85%

	Sub-Account
	Global Allocation Trust Series 0
	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	3,496	1,007	16	—
Units issued	1,880	3,635	1,016	23
Units redeemed	(5,376)	(1,146)	(25)	(7)

Units, end of period	—	3,496	1,007	16

Unit value, end of period $	10.94	8.51	12.93	12.31
Assets, end of period $	—	29,747	13,022	204
Investment income ratio*	0.01%	12.78%	19.26%	0.46%
Total return, lowest to highest**	21.25% to 31.28%	(34.21%) to (24.39%)	2.47% to 5.06%	9.71% to 13.58%

(ap)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Allocation Trust Series 1
	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	6,268	5,724	3,608	3,597	3,470
Units issued	1,210	1,088	2,389	1,742	452
Units redeemed	(7,478)	(544)	(273)	(1,731)	(325)

Units, end of period	—	6,268	5,724	3,608	3,597

Unit value, end of period $	12.28	9.55	14.54	13.83	12.18
Assets, end of period $	—	59,871	83,210	49,883	43,823
Investment income ratio*	0.01%	5.85%	7.50%	0.84%	0.93%
Total return, lowest to highest**	28.54%	(34.29%)	5.14%	13.50%	6.20%

(ap)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	16,578	8,011	5,545	—
Units issued	24,214	9,818	3,005	5,572
Units redeemed	(25,969)	(1,251)	(539)	(27)

Units, end of period	14,823	16,578	8,011	5,545

Unit value, end of period $	24.68	21.38	22.37	20.41
Assets, end of period $	365,776	354,462	179,201	113,181
Investment income ratio*	9.15%	0.41%	7.93%	0.00%
Total return, lowest to highest**	13.91% to 15.41%	(10.44%) to (1.77%)	7.85% to 9.61%	1.63% to 5.27%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	21,752	22,161	19,361	16,616	10,497
Units issued	1,141	3,522	4,338	4,861	6,724
Units redeemed	(7,918)	(3,931)	(1,538)	(2,116)	(605)

Units, end of period	14,975	21,752	22,161	19,361	16,616

Unit value, end of period $	17.31	15.00	15.70	14.32	13.60
Assets, end of period $	259,180	326,232	347,952	277,265	226,054
Investment income ratio*	12.39%	0.57%	7.50%	0.00%	4.02%
Total return, lowest to highest**	15.39%	(4.48%)	9.64%	5.26%	(6.54%)

	Sub-Account
	Global Real Estate Trust Series 0
	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08 (m)
Units, beginning of period	940	—
Units issued	24,654	1,633
Units redeemed	(25,594)	(693)

Units, end of period	—	940

Unit value, end of period $	6.73	5.57
Assets, end of period $	—	5,239
Investment income ratio*	178.58%	17.21%
Total return, lowest to highest**	20.71% to 30.77%	(44.26%) to (31.57%)

(aq)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.
(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Real Estate Trust Series 1
	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/08 (m)
Units, beginning of period	71	—
Units issued	42	77
Units redeemed	(113)	(6)

Units, end of period	—	71

Unit value, end of period $	6.72	5.57
Assets, end of period $	—	395
Investment income ratio*	63.54%	11.81%
Total return, lowest to highest**	20.69%	(44.31%)

(aq)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.
(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	6,917	4,197	2,705	—
Units issued	1,715	3,152	1,807	4,115
Units redeemed	(4,452)	(432)	(315)	(1,410)

Units, end of period	4,180	6,917	4,197	2,705

Unit value, end of period $	10.94	8.32	13.75	13.57
Assets, end of period $	45,718	57,546	57,695	36,705
Investment income ratio*	1.68%	2.48%	2.20%	0.00%
Total return, lowest to highest**	25.95% to 34.80%	(39.49%) to (23.39%)	(1.71%) to 1.32%	12.88% to 20.42%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	14,977	13,022	15,633	13,660	10,170
Units issued	43,211	2,650	1,996	3,448	4,290
Units redeemed	(8,885)	(695)	(4,607)	(1,475)	(800)

Units, end of period	49,303	14,977	13,022	15,633	13,660

Unit value, end of period $	12.00	9.13	15.11	14.91	12.39
Assets, end of period $	591,609	136,814	196,783	233,132	169,295
Investment income ratio*	4.69%	2.29%	2.27%	1.20%	1.17%
Total return, lowest to highest**	31.36%	(39.55%)	1.34%	20.32%	10.72%

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	5,783	2,773	1,264	—
Units issued	20,674	5,272	2,035	1,285
Units redeemed	(3,265)	(2,262)	(526)	(21)

Units, end of period	23,192	5,783	2,773	1,264

Unit value, end of period $	15.96	12.11	17.26	14.66
Assets, end of period $	370,136	70,006	47,855	18,523
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	29.89% to 34.30%	(29.86%) to (21.80%)	11.46% to 17.73%	8.44% to 13.10%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	11,054	11,458	10,045	7,865	7,240
Units issued	685	1,181	1,818	2,638	1,182
Units redeemed	(4,368)	(1,585)	(405)	(458)	(557)

Units, end of period	7,371	11,054	11,458	10,045	7,865

Unit value, end of period $	20.54	15.58	22.23	18.89	17.43
Assets, end of period $	151,406	172,259	254,704	189,754	137,096
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	31.81%	(29.90%)	17.67%	8.37%	12.64%

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	25,611	16,740	10,763	—
Units issued	38,737	11,169	8,735	10,771
Units redeemed	(44,263)	(2,298)	(2,758)	(8)

Units, end of period	20,085	25,611	16,740	10,763

Unit value, end of period $	14.20	9.19	13.03	12.82
Assets, end of period $	285,178	235,348	218,136	138,004
Investment income ratio*	11.12%	11.61%	13.38%	0.00%
Total return, lowest to highest**	31.02% to 54.51%	(29.78%) to (24.36%)	1.64% to 3.36%	7.71% to 10.48%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	10,542	11,356	10,385	10,591	15,031
Units issued	1,151	936	1,736	1,881	1,853
Units redeemed	(2,025)	(1,750)	(765)	(2,087)	(6,293)

Units, end of period	9,668	10,542	11,356	10,385	10,591

Unit value, end of period $	15.04	9.73	13.81	13.59	12.31
Assets, end of period $	145,523	102,692	156,937	141,218	130,490
Investment income ratio*	11.71%	9.17%	13.17%	6.77%	5.47%
Total return, lowest to highest**	54.51%	(29.51%)	1.62%	10.35%	3.69%

	Sub-Account
	Income & Value Trust Series 0
	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (n)
Units, beginning of period	4,263	1,948	—
Units issued	25	2,889	2,021
Units redeemed	(4,288)	(574)	(73)

Units, end of period	—	4,263	1,948

Unit value, end of period $	8.27	8.34	$11.93
Assets, end of period $	—	35,565	$23,243
Investment income ratio*	0.33%	4.39%	8.14%
Total return, lowest to highest**	(0.92%) to 0.49%	(30.07%) to (17.93%)	(1.62%) to 1.11%

(ar)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Income & Value Trust Series 1
	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	13,602	14,381	12,741	11,488	11,677
Units issued	667	899	2,408	2,250	1,768
Units redeemed	(14,269)	(1,678)	(768)	(997)	(1,957)

Units, end of period	—	13,602	14,381	12,741	11,488

Unit value, end of period $	10.34	10.44	14.94	14.78	13.60
Assets, end of period $	—	141,971	214,829	188,250	156,202
Investment income ratio*	0.24%	3.10%	4.09%	1.93%	1.60%
Total return, lowest to highest**	(0.91%)	(30.13%)	1.11%	8.66%	5.22%

(ar)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)
Units, beginning of period	15,838	8,229	17	—
Units issued	31,640	10,546	14,581	18
Units redeemed	(21,460)	(2,937)	(6,369)	(1)

Units, end of period	26,018	15,838	8,229	17

Unit value, end of period $	12.05	10.16	16.55	14.84
Assets, end of period $	313,626	160,941	136,150	243
Investment income ratio*	2.54%	6.00%	2.85%	0.00%
Total return, lowest to highest**	18.62% to 22.55%	(38.58%) to (22.22%)	3.06% to 11.46%	12.48% to 24.81%

(o)	Fund renamed on May 1, 2006. Previously known as International Stock Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (j)	Year Ended Dec. 31/05
Units, beginning of period	7,100	6,950	9,008	6,260	6,294
Units issued	3,877	950	616	3,307	1,468
Units redeemed	(1,968)	(800)	(2,674)	(559)	(1,502)

Units, end of period	9,009	7,100	6,950	9,008	6,260

Unit value, end of period $	11.38	9.59	15.63	14.02	11.24
Assets, end of period $	102,502	68,092	108,588	126,337	70,365
Investment income ratio*	2.63%	5.34%	1.97%	0.57%	0.71%
Total return, lowest to highest**	18.64%	(38.62%)	11.42%	24.77%	15.94%

(j)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (h)
Units, beginning of period	5,833	4,570	6,380	5,918	2,431
Units issued	333	1,480	2,071	1,015	3,675
Units redeemed	(2,047)	(217)	(3,881)	(553)	(188)

Units, end of period	4,119	5,833	4,570	6,380	5,918

Unit value, end of period $	19.11	13.87	25.00	21.66	17.26
Assets, end of period $	78,753	80,892	114,279	138,207	102,169
Investment income ratio*	12.56%	2.43%	3.92%	0.76%	0.58%
Total return, lowest to highest**	37.85%	(44.54%)	15.42%	25.48%	16.61%

(h)	Fund renamed on May 2, 2005. Previously known as International Equity Index Fund.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	5,553	3,143	683	—
Units issued	18,556	3,847	2,948	2,503
Units redeemed	(947)	(1,437)	(488)	(1,820)

Units, end of period	23,162	5,553	3,143	683

Unit value, end of period $	36.81	26.52	47.69	41.18
Assets, end of period $	852,707	147,285	149,880	28,112
Investment income ratio*	6.68%	3.57%	5.34%	0.00%
Total return, lowest to highest**	27.56% to 43.56%	(44.38%) to (27.72%)	6.22% to 15.82%	15.34% to 27.11%

(n)	Fund available in prior year but no activity.

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	19,228	12,088	7,441	—
Units issued	43,729	8,867	6,627	7,463
Units redeemed	(35,823)	(1,727)	(1,980)	(22)

Units, end of period	27,134	19,228	12,088	7,441

Unit value, end of period $	12.59	9.16	18.51	15.41
Assets, end of period $	341,713	176,120	223,721	114,679
Investment income ratio*	1.74%	1.71%	1.79%	0.00%
Total return, lowest to highest**	21.08% to 41.09%	(50.51%) to (34.21%)	14.07% to 20.10%	13.70% to 23.96%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (k)
Units, beginning of period	7,947	7,946	1,532	547	—
Units issued	1,616	765	7,316	1,113	551
Units redeemed	(1,604)	(764)	(902)	(128)	(4)

Units, end of period	7,959	7,947	7,946	1,532	547

Unit value, end of period $	15.71	11.42	23.10	19.23	15.53
Assets, end of period $	125,013	90,752	183,534	29,465	8,493
Investment income ratio*	1.06%	1.32%	1.83%	0.47%	0.00%
Total return, lowest to highest**	37.55%	(50.56%)	20.10%	23.84%	24.24%

(k)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

	Sub-Account
	International Small Cap Trust Series 0
	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	16,771	5,849	1,236	—
Units issued	7,731	13,032	7,734	1,273
Units redeemed	(24,502)	(2,110)	(3,121)	(37)

Units, end of period	—	16,771	5,849	1,236

Unit value, end of period $	11.68	7.39	15.73	14.27
Assets, end of period $	—	123,994	91,997	17,638
Investment income ratio*	2.33%	4.40%	3.42%	0.00%
Total return, lowest to highest**	39.05% to 61.22%	(53.00%) to (37.64%)	(8.01%) to 10.20%	13.15% to 27.73%

(as)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Small Cap Trust Series 1
	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	5,025	4,806	7,055	6,861	3,671
Units issued	482	617	1,564	1,251	3,625
Units redeemed	(5,507)	(398)	(3,813)	(1,057)	(435)

Units, end of period	—	5,025	4,806	7,055	6,861

Unit value, end of period $	15.79	10.03	21.32	19.36	15.16
Assets, end of period $	—	50,366	102,457	136,582	103,993
Investment income ratio*	2.11%	2.83%	3.06%	1.06%	0.79%
Total return, lowest to highest**	57.50%	(52.98%)	10.13%	27.72%	10.10%

(as)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.

Sub-Account
International Small Company Trust Series 0
Year Ended Dec. 31/09 (ax)
Units, beginning of period	—
Units issued	26,279
Units redeemed	(1,323)

Units, end of period	24,956

Unit value, end of period $	9.84
Assets, end of period $	245,594
Investment income ratio*	0.79%
Total return, lowest to highest**	(1.59%)

(ax)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
International Small Company Trust Series 1
Year Ended Dec. 31/09 (ax)
Units, beginning of period	—
Units issued	6,197
Units redeemed	(38)

Units, end of period	6,159

Unit value, end of period $	9.83
Assets, end of period $	60,545
Investment income ratio*	0.79%
Total return, lowest to highest**	(1.70%)

(ax)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	9,516	6,077	2,492	—
Units issued	22,519	5,367	6,247	3,776
Units redeemed	(1,448)	(1,928)	(2,662)	(1,284)

Units, end of period	30,587	9,516	6,077	2,492

Unit value, end of period $	12.43	9.15	15.95	14.55
Assets, end of period $	380,313	87,033	96,901	36,267
Investment income ratio*	3.06%	4.57%	4.31%	1.61%
Total return, lowest to highest**	26.96% to 39.98%	(42.64%) to (26.82%)	5.24% to 9.61%	17.67% to 29.61%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	14,922	17,675	18,705	14,042	9,724
Units issued	26,779	1,949	3,518	6,436	7,069
Units redeemed	(6,937)	(4,702)	(4,548)	(1,773)	(2,751)

Units, end of period	34,764	14,922	17,675	18,705	14,042

Unit value, end of period $	19.32	14.23	24.81	22.65	17.48
Assets, end of period $	671,440	212,254	438,521	423,740	245,465
Investment income ratio*	5.37%	3.32%	4.27%	1.63%	0.86%
Total return, lowest to highest**	35.77%	(42.66%)	9.52%	29.60%	10.54%

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	16,199	1,192	1,070	—
Units issued	3,085	15,322	334	9,465
Units redeemed	(517)	(315)	(212)	(8,395)

Units, end of period	18,767	16,199	1,192	1,070

Unit value, end of period $	12.33	10.97	11.15	10.50
Assets, end of period $	231,488	177,718	13,287	11,233
Investment income ratio*	5.26%	14.51%	9.33%	0.07%
Total return, lowest to highest**	9.70% to 12.43%	(3.10%) to 0.35%	4.83% to 6.23%	3.64% to 4.76%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	20,496	27,112	26,647	25,320	22,899
Units issued	594	898	2,980	4,806	3,205
Units redeemed	(5,809)	(7,514)	(2,515)	(3,479)	(784)

Units, end of period	15,281	20,496	27,112	26,647	25,320

Unit value, end of period $	17.85	15.87	16.14	15.20	14.67
Assets, end of period $	272,726	325,300	437,622	404,971	371,559
Investment income ratio*	4.69%	5.64%	9.08%	6.08%	5.46%
Total return, lowest to highest**	12.45%	(1.68%)	6.21%	3.57%	2.26%

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/09 (ba)	Year Ended Dec. 31/08 (n)
Units, beginning of period	101	—
Units issued	189	114
Units redeemed	(53)	(13)

Units, end of period	237	101

Unit value, end of period $	22.97	16.72
Assets, end of period $	5,454	1,684
Investment income ratio*	0.82%	0.00%
Total return, lowest to highest**	24.69% to 41.05%	(48.97%) to (29.61%)

(ba)	Fund renamed on November 16, 2009. Previously known as Turner Core Growth Trust.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	1,560	103	—	—
Units issued	31,930	2,182	127	3
Units redeemed	(433)	(725)	(24)	(3)

Units, end of period	33,057	1,560	103	—

Unit value, end of period $	10.27	7.84	12.96	12.77
Assets, end of period $	339,416	12,232	1,339	10
Investment income ratio*	7.76%	4.26%	1.88%	0.00%
Total return, lowest to highest**	26.52% to 35.15%	(39.55%) to (28.84%)	(1.46%) to 1.53%	13.60% to 14.38%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (k)
Units, beginning of period	8,825	12,299	1,132	198	—
Units issued	858	1,476	12,344	960	202
Units redeemed	(3,221)	(4,950)	(1,177)	(26)	(4)

Units, end of period	6,462	8,825	12,299	1,132	198

Unit value, end of period $	12.81	9.79	16.19	15.97	13.96
Assets, end of period $	82,792	86,413	199,133	18,073	2,765
Investment income ratio*	1.89%	1.15%	0.92%	0.14%	0.00%
Total return, lowest to highest**	30.85%	(39.52%)	1.40%	14.36%	11.70%

(k)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	48,590	29,054	18,023	—
Units issued	65,591	26,674	16,231	19,377
Units redeemed	(81,907)	(7,138)	(5,200)	(1,354)

Units, end of period	32,274	48,590	29,054	18,023

Unit value, end of period $	9.96	9.00	14.03	13.43
Assets, end of period $	321,413	437,140	407,689	242,139
Investment income ratio*	1.51%	1.99%	1.19%	0.19%
Total return, lowest to highest**	10.68% to 17.03%	(35.89%) to (22.82%)	0.67% to 4.45%	11.34% to 16.03%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	16,057	7,285	9,737	3,943	4,272
Units issued	7,133	10,527	1,449	6,387	4,868
Units redeemed	(7,071)	(1,755)	(3,901)	(593)	(5,197)

Units, end of period	16,119	16,057	7,285	9,737	3,943

Unit value, end of period $	19.26	17.41	27.16	26.02	22.44
Assets, end of period $	310,427	279,502	197,865	253,348	88,500
Investment income ratio*	1.65%	1.98%	0.89%	0.38%	0.00%
Total return, lowest to highest**	10.63%	(35.91%)	4.38%	15.94%	15.48%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (q)
Units, beginning of period	573,191	102,974	14,198	—
Units issued	288,873	503,960	108,697	15,635
Units redeemed	(59,491)	(33,743)	(19,921)	(1,437)

Units, end of period	802,573	573,191	102,974	14,198

Unit value, end of period $	11.41	8.41	14.50	13.34
Assets, end of period $	9,157,825	4,820,115	1,492,978	189,453
Investment income ratio*	1.28%	3.05%	8.15%	0.03%
Total return, lowest to highest**	26.59% to 40.08%	(42.00%) to (28.35%)	2.48% to 8.66%	10.16% to 15.48%

(q)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)	Year Ended Dec. 31/05
Units, beginning of period	23,308	13,259	14,854	5,780	4,195
Units issued	8,806	11,462	6,576	9,617	2,974
Units redeemed	(9,965)	(1,413)	(8,171)	(543)	(1,389)

Units, end of period	22,149	23,308	13,259	14,854	5,780

Unit value, end of period $	12.52	9.23	15.91	14.66	12.70
Assets, end of period $	277,321	215,166	210,999	217,765	73,397
Investment income ratio*	0.94%	2.40%	8.45%	4.98%	1.49%
Total return, lowest to highest**	35.62%	(41.99%)	8.56%	15.45%	10.64%

(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (r)
Units, beginning of period	570,851	387,319	137,786	—
Units issued	384,712	504,994	289,926	143,814
Units redeemed	(117,736)	(321,462)	(40,393)	(6,028)

Units, end of period	837,827	570,851	387,319	137,786

Unit value, end of period $	11.85	9.06	13.19	12.37
Assets, end of period $	9,931,974	5,169,712	5,107,767	1,704,547
Investment income ratio*	5.27%	5.03%	9.46%	0.66%
Total return, lowest to highest**	21.41% to 31.35%	(31.33%) to (21.25%)	3.29% to 6.60%	9.80% to 12.80%

(r)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)	Year Ended Dec. 31/05
Units, beginning of period	253,510	262,330	267,166	262,131	262,614
Units issued	23,124	2,773	2,509	12,412	6,625
Units redeemed	(20,340)	(11,593)	(7,345)	(7,377)	(7,108)

Units, end of period	256,294	253,510	262,330	267,166	262,131

Unit value, end of period $	15.82	12.10	17.61	16.54	14.67
Assets, end of period $	4,053,664	3,066,613	4,618,822	4,418,080	3,845,203
Investment income ratio*	4.49%	3.32%	7.59%	5.33%	3.89%
Total return, lowest to highest**	30.76%	(31.30%)	6.47%	12.73%	6.88%

(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (s)
Units, beginning of period	11,323	6,340	5,018	—
Units issued	63,564	6,745	11,135	5,107
Units redeemed	(20,117)	(1,762)	(9,813)	(89)

Units, end of period	54,770	11,323	6,340	5,018

Unit value, end of period $	12.15	9.99	11.81	11.21
Assets, end of period $	665,378	113,099	74,882	56,248
Investment income ratio*	9.89%	5.53%	10.77%	1.34%
Total return, lowest to highest**	15.08% to 21.63%	(16.40%) to (10.74%)	4.04% to 5.35%	7.10% to 8.44%

(s)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (b)	Year Ended Dec. 31/05
Units, beginning of period	24,145	24,166	21,148	20,917	17,371
Units issued	894	1,006	5,725	8,111	4,786
Units redeemed	(19,704)	(1,027)	(2,707)	(7,880)	(1,240)

Units, end of period	5,335	24,145	24,166	21,148	20,917

Unit value, end of period $	17.14	14.09	16.68	15.83	14.60
Assets, end of period $	91,438	340,083	403,143	334,795	305,372
Investment income ratio*	2.55%	4.40%	7.91%	4.36%	4.75%
Total return, lowest to highest**	21.71%	(15.56%)	5.37%	8.43%	2.88%

(b)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)
Units, beginning of period	897,691	525,334	204,103	—
Units issued	479,069	459,672	384,810	215,296
Units redeemed	(106,320)	(87,315)	(63,579)	(11,193)

Units, end of period	1,270,440	897,691	525,334	204,103

Unit value, end of period $	11.64	8.73	13.76	12.79
Assets, end of period $	14,788,574	7,838,028	7,227,113	2,610,838
Investment income ratio*	4.01%	3.35%	8.66%	0.48%
Total return, lowest to highest**	23.39% to 35.36%	(36.54%) to (24.41%)	3.01% to 7.55%	9.70% to 13.58%

(t)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (c)	Year Ended Dec. 31/05
Units, beginning of period	100,452	108,928	117,981	82,918	29,479
Units issued	8,782	22,074	12,615	36,718	61,289
Units redeemed	(9,096)	(30,550)	(21,668)	(1,655)	(7,850)

Units, end of period	100,138	100,452	108,928	117,981	82,918

Unit value, end of period $	14.16	10.62	16.75	15.58	13.73
Assets, end of period $	1,417,539	1,066,797	1,824,691	1,838,058	1,138,146
Investment income ratio*	3.40%	2.45%	7.43%	5.50%	1.73%
Total return, lowest to highest**	33.31%	(36.60%)	7.53%	13.50%	8.66%

(c)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)
Units, beginning of period	64,876	44,829	8,892	—
Units issued	47,142	29,124	45,475	9,210
Units redeemed	(32,821)	(9,077)	(9,538)	(318)

Units, end of period	79,197	64,876	44,829	8,892

Unit value, end of period $	11.90	9.35	12.33	11.71
Assets, end of period $	942,124	606,807	552,888	104,101
Investment income ratio*	6.04%	4.55%	8.62%	0.82%
Total return, lowest to highest**	19.31% to 27.32%	(24.16%) to (16.44%)	3.32% to 5.34%	8.31% to 10.49%

(u)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. Fund available in prior year but no activity.

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)	Year Ended Dec. 31/05
Units, beginning of period	42,377	42,145	41,866	41,768	37,194
Units issued	10,587	1,138	1,114	1,240	9,679
Units redeemed	(1,097)	(906)	(835)	(1,142)	(5,105)

Units, end of period	51,867	42,377	42,145	41,866	41,768

Unit value, end of period $	16.10	12.65	16.70	15.86	14.36
Assets, end of period $	835,131	536,162	703,757	663,962	599,926
Investment income ratio*	5.08%	4.10%	7.68%	4.62%	3.84%
Total return, lowest to highest**	27.26%	(24.23%)	5.29%	10.42%	4.15%

(d)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	41,283	30,551	23,644	—
Units issued	78,745	14,028	8,151	26,995
Units redeemed	(108,246)	(3,296)	(1,244)	(3,351)

Units, end of period	11,782	41,283	30,551	23,644

Unit value, end of period $	13.07	9.56	15.02	13.97
Assets, end of period $	154,005	394,657	458,910	330,235
Investment income ratio*	0.64%	1.19%	1.53%	0.00%
Total return, lowest to highest**	29.11% to 42.62%	(36.99%) to (29.45%)	0.35% to 7.55%	5.84% to 9.74%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	12,269	6,042	5,958	6,882	7,308
Units issued	994	6,691	1,073	1,137	772
Units redeemed	(3,085)	(464)	(989)	(2,061)	(1,198)

Units, end of period	10,178	12,269	6,042	5,958	6,882

Unit value, end of period $	20.00	14.62	22.99	21.39	19.49
Assets, end of period $	203,541	179,393	138,936	127,416	134,160
Investment income ratio*	1.04%	1.04%	1.35%	0.60%	0.51%
Total return, lowest to highest**	36.76%	(36.41%)	7.51%	9.72%	12.02%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Intersection Trust Series 0
	Year Ended Dec. 31/09 (at)	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (f)
Units, beginning of period	197	119	—
Units issued	77	153	119
Units redeemed	(274)	(75)	—

Units, end of period	—	197	119

Unit value, end of period $	6.89	5.40	$9.31
Assets, end of period $	—	1,067	$1,112
Investment income ratio*	0.76%	0.20%	0.00%
Total return, lowest to highest**	23.27% to 32.51%	(42.00%) to (30.76%)	(6.87%) to (2.91%)

(at)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.
(f)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

Sub-Account
Mid Cap Intersection Trust Series 1
Year Ended Dec. 31/09 (bc)
Units, beginning of period	—
Units issued	93
Units redeemed	(93)

Units, end of period	—

Unit value, end of period $	8.60
Assets, end of period $	—
Investment income ratio*	0.00%
Total return, lowest to highest**	27.47%

(bc)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.

Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	9,511	7,246	1,424	—
Units issued	7,805	5,939	9,966	2,052
Units redeemed	(4,806)	(3,674)	(4,144)	(628)

Units, end of period	12,510	9,511	7,246	1,424

Unit value, end of period $	36.43	27.71	49.27	39.87
Assets, end of period $	455,808	263,601	357,025	56,755
Investment income ratio*	0.00%	0.00%	0.01%	0.00%
Total return, lowest to highest**	29.99% to 34.85%	(43.75%) to (29.90%)	10.93% to 23.59%	8.69% to 13.66%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	18,269	14,523	16,298	16,350	12,772
Units issued	1,670	4,794	1,154	3,063	6,339
Units redeemed	(4,884)	(1,048)	(2,929)	(3,115)	(2,761)

Units, end of period	15,055	18,269	14,523	16,298	16,350

Unit value, end of period $	16.78	12.77	22.72	18.38	16.19
Assets, end of period $	252,575	233,356	329,876	299,587	264,686
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	31.35%	(43.76%)	23.57%	13.55%	14.57%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Cap Value Trust Series 0
	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	8,730	7,947	1,452	—
Units issued	4,034	2,047	7,139	1,468
Units redeemed	(12,764)	(1,264)	(644)	(16)

Units, end of period	—	8,730	7,947	1,452

Unit value, end of period $	8.24	7.78	12.76	12.67
Assets, end of period $	—	67,898	101,410	18,388
Investment income ratio*	1.64%	2.04%	1.08%	0.01%
Total return, lowest to highest**	5.96% to 9.41%	(39.05%) to (25.96%)	(4.59%) to 0.72%	11.71% to 12.30%

(au)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Mid Cap Value Trust Series 1
	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	14,262	13,779	13,304	12,015	9,740
Units issued	806	1,530	1,595	2,715	4,457
Units redeemed	(15,068)	(1,047)	(1,120)	(1,426)	(2,182)

Units, end of period	—	14,262	13,779	13,304	12,015

Unit value, end of period $	14.46	13.66	22.41	22.26	19.83
Assets, end of period $	—	194,882	308,843	296,130	238,230
Investment income ratio*	1.11%	1.98%	1.07%	0.65%	0.39%
Total return, lowest to highest**	5.83%	(39.04%)	0.69%	12.27%	8.00%

(au)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	11,409	10,814	159	—
Units issued	24,863	5,694	24,095	186
Units redeemed	(13,612)	(5,099)	(13,440)	(27)

Units, end of period	22,660	11,409	10,814	159

Unit value, end of period $	20.74	14.18	21.71	21.60
Assets, end of period $	470,071	161,810	234,778	3,438
Investment income ratio*	0.73%	1.29%	2.77%	0.00%
Total return, lowest to highest**	32.28% to 49.15%	(34.67%) to (26.96%)	(3.42%) to 0.51%	14.99% to 20.34%

(n)	Fund available in prior year but no activity.

Sub-Account
Mid Value Trust Series 1
Year Ended Dec. 31/09 (n)
Units, beginning of period	—
Units issued	16,343
Units redeemed	(887)

Units, end of period	15,456

Unit value, end of period $	13.54
Assets, end of period $	209,332
Investment income ratio*	0.49%
Total return, lowest to highest**	35.44%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	362,321	158,313	51,888	—
Units issued	719,950	834,050	474,481	570,396
Units redeemed	(723,169)	(630,042)	(368,056)	(518,508)

Units, end of period	359,102	362,321	158,313	51,888

Unit value, end of period $	17.34	17.26	16.90	16.12
Assets, end of period $	6,227,080	6,253,211	2,675,752	836,632
Investment income ratio*	0.48%	1.99%	4.62%	3.67%
Total return, lowest to highest**	0.20% to 0.47%	0.40% to 2.12%	1.92% to 4.82%	3.05% to 4.70%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	128,986	115,689	160,059	280,201	189,654
Units issued	51,332	48,006	45,130	72,876	134,353
Units redeemed	(50,793)	(34,709)	(89,500)	(193,018)	(43,806)

Units, end of period	129,525	128,986	115,689	160,059	280,201

Unit value, end of period $	13.45	13.42	13.19	12.61	12.08
Assets, end of period $	1,741,838	1,731,142	1,525,766	2,018,882	3,384,034
Investment income ratio*	0.20%	1.73%	4.47%	4.35%	2.68%
Total return, lowest to highest**	0.19%	1.78%	4.54%	4.45%	2.67%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	24,905	11,126	1,753	—
Units issued	62,686	17,098	12,445	2,899
Units redeemed	(6,366)	(3,319)	(3,072)	(1,146)

Units, end of period	81,225	24,905	11,126	1,753

Unit value, end of period $	18.36	11.53	23.82	16.92
Assets, end of period $	1,491,187	287,155	265,055	29,662
Investment income ratio*	1.30%	0.87%	1.25%	0.46%
Total return, lowest to highest**	28.14% to 59.35%	(57.17%) to (41.22%)	18.70% to 40.81%	9.31% to 22.32%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	3,577	4,558	4,728	3,679	563
Units issued	1,346	786	1,245	3,138	4,918
Units redeemed	(591)	(1,767)	(1,415)	(2,089)	(1,802)

Units, end of period	4,332	3,577	4,558	4,728	3,679

Unit value, end of period $	43.52	27.34	56.50	40.16	32.84
Assets, end of period $	188,565	97,811	257,560	189,869	120,819
Investment income ratio*	1.14%	0.56%	1.24%	0.43%	0.00%
Total return, lowest to highest**	59.19%	(51.61%)	40.67%	22.29%	46.78%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Optimized All Cap Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aj)	Year Ended Dec. 31/07 (n)
Units, beginning of period	6,594	722	—
Units issued	3,624	7,169	768
Units redeemed	(3,119)	(1,297)	(46)

Units, end of period	7,099	6,594	722

Unit value, end of period $	10.02	7.81	$13.73
Assets, end of period $	71,151	51,490	$9,907
Investment income ratio*	1.44%	1.40%	3.14%
Total return, lowest to highest**	26.61% to 31.86%	(43.12%) to (28.05%)	(0.84%) to 3.82%

(aj)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Optimized All Cap Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aj)	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	218	2,069	1,665	1,203	2
Units issued	723	623	499	571	1,202
Units redeemed	(874)	(2,474)	(95)	(109)	(1)

Units, end of period	67	218	2,069	1,665	1,203

Unit value, end of period $	16.91	13.19	23.21	22.36	19.42
Assets, end of period $	1,127	2,873	48,008	37,245	23,366
Investment income ratio*	0.28%	0.15%	1.29%	1.14%	25.57%
Total return, lowest to highest**	28.27%	(43.18%)	3.79%	15.17%	8.58%

(aj)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Optimized Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ak)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	635	645	383	—
Units issued	118	24	281	383
Units redeemed	(42)	(34)	(19)	—

Units, end of period	711	635	645	383

Unit value, end of period $	9.46	7.60	12.91	13.61
Assets, end of period $	6,727	4,826	8,331	5,208
Investment income ratio*	2.26%	2.63%	2.26%	0.00%
Total return, lowest to highest**	22.60% to 28.80%	(41.15%) to (27.37%)	(5.53%) to (5.17%)	17.56% to 21.36%

(ak)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Overseas Equity Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	20,581	2,808	317	—
Units issued	18,320	18,159	2,849	318
Units redeemed	(1,319)	(386)	(358)	(1)

Units, end of period	37,582	20,581	2,808	317

Unit value, end of period $	16.25	12.42	21.43	19.04
Assets, end of period $	610,625	255,603	60,183	6,048
Investment income ratio*	3.50%	5.36%	2.45%	0.00%
Total return, lowest to highest**	25.12% to 36.54%	(42.05%) to (24.67%)	5.73% to 12.53%	11.40% to 19.76%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Pacific Rim Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	8,092	3,261	483	—
Units issued	22,458	6,599	3,013	2,161
Units redeemed	(1,824)	(1,768)	(235)	(1,678)

Units, end of period	28,726	8,092	3,261	483

Unit value, end of period $	12.23	9.25	15.40	14.10
Assets, end of period $	351,260	74,861	50,215	6,815
Investment income ratio*	1.44%	2.40%	2.01%	0.00%
Total return, lowest to highest**	23.44% to 40.09%	(39.92%) to (19.85%)	(0.46%) to 9.19%	2.51% to 11.22%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Pacific Rim Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	11,260	10,448	10,683	5,783	698
Units issued	1,511	1,440	1,100	5,280	5,229
Units redeemed	(1,291)	(628)	(1,335)	(380)	(144)

Units, end of period	11,480	11,260	10,448	10,683	5,783

Unit value, end of period $	16.94	12.80	21.34	19.55	17.60
Assets, end of period $	194,452	144,135	222,935	208,854	101,817
Investment income ratio*	1.09%	1.82%	1.78%	0.83%	0.21%
Total return, lowest to highest**	32.32%	(40.01%)	9.14%	11.05%	25.75%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	5,802	4,791	1,852	—
Units issued	11,654	3,051	7,190	2,804
Units redeemed	(8,766)	(2,040)	(4,251)	(952)

Units, end of period	8,690	5,802	4,791	1,852

Unit value, end of period $	63.50	48.75	80.44	95.27
Assets, end of period $	551,907	282,887	385,417	176,507
Investment income ratio*	4.29%	3.65%	2.97%	0.50%
Total return, lowest to highest**	30.26% to 54.31%	(44.69%) to (36.94%)	(15.56%) to (1.55%)	30.03% to 38.17%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	12,704	13,087	13,329	13,302	11,870
Units issued	1,781	1,287	572	1,344	3,175
Units redeemed	(1,893)	(1,670)	(814)	(1,317)	(1,743)

Units, end of period	12,592	12,704	13,087	13,329	13,302

Unit value, end of period $	22.99	17.66	29.15	34.54	25.01
Assets, end of period $	289,444	224,331	381,484	460,421	332,703
Investment income ratio*	3.53%	3.39%	2.60%	1.76%	1.82%
Total return, lowest to highest**	30.17%	(39.42%)	(15.61%)	38.10%	11.85%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	24,234	13,462	5,831	—
Units issued	19,828	16,306	19,254	5,831
Units redeemed	(11,421)	(5,534)	(11,623)	—

Units, end of period	32,641	24,234	13,462	5,831

Unit value, end of period $	11.81	9.88	11.14	10.01
Assets, end of period $	385,612	239,506	149,991	58,338
Investment income ratio*	9.40%	0.52%	8.03%	0.00%
Total return, lowest to highest**	10.55% to 19.54%	(14.76%) to (11.30%)	8.41% to 11.36%	0.43% to 1.65%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	1,497	682	720	506	476
Units issued	398	893	41	257	57
Units redeemed	(134)	(78)	(79)	(43)	(27)

Units, end of period	1,761	1,497	682	720	506

Unit value, end of period $	17.18	14.38	16.21	14.56	14.50
Assets, end of period $	30,248	21,529	11,060	10,499	7,342
Investment income ratio*	9.20%	0.37%	6.68%	2.40%	0.00%
Total return, lowest to highest**	19.47%	(11.28%)	11.33%	0.39%	1.43%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	18,978	12,832	9,436	—
Units issued	42,811	7,667	3,990	9,471
Units redeemed	(42,150)	(1,521)	(594)	(35)

Units, end of period	19,639	18,978	12,832	9,436

Unit value, end of period $	13.02	7.91	14.24	11.90
Assets, end of period $	255,779	150,194	182,724	112,341
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	35.42% to 64.57%	(44.42%) to (29.01%)	6.67% to 19.62%	5.60% to 8.36%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	31,760	46,958	43,417	31,228	31,376
Units issued	6,540	6,405	6,304	22,753	5,025
Units redeemed	(10,367)	(21,603)	(2,763)	(10,564)	(5,173)

Units, end of period	27,933	31,760	46,958	43,417	31,228

Unit value, end of period $	7.82	4.76	8.56	7.16	6.79
Assets, end of period $	218,621	151,121	402,166	311,002	211,989
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	64.48%	(44.44%)	19.57%	5.52%	2.09%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Short-Term Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	1,484	917	198	—
Units issued	4,217	21,424	803	198
Units redeemed	(787)	(20,857)	(84)	—

Units, end of period	4,914	1,484	917	198

Unit value, end of period $	18.41 to 18.41	15.45	19.05	18.45
Assets, end of period $	90,487	22,919	17,469	3,643
Investment income ratio*	6.66%	5.38%	10.66%	0.00%
Total return, lowest to highest**	12.39% to 19.21%	(18.92%) to (15.98%)	1.04% to 3.25%	3.60% to 4.55%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	13,321	86	47	—
Units issued	18,171	14,490	87	61
Units redeemed	(24,692)	(1,255)	(48)	(14)

Units, end of period	6,800	13,321	86	47

Unit value, end of period $	15.92	11.84	19.59	17.19
Assets, end of period $	108,283	157,744	1,681	808
Investment income ratio*	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	33.17% to 40.36%	(39.54%) to (28.06%)	6.76% to 13.98%	5.68% to 13.47%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (al)
Units, beginning of period	2,148	—
Units issued	202	2,171
Units redeemed	(1,065)	(23)

Units, end of period	1,285	2,148

Unit value, end of period $	13.46	10.00
Assets, end of period $	17,291	21,479
Investment income ratio*	0.00%	0.00%
Total return, lowest to highest**	34.57%	0.01%

(al)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	21,026	19,597	8,711	—
Units issued	42,423	9,438	20,808	11,898
Units redeemed	(42,796)	(8,009)	(9,922)	(3,187)

Units, end of period	20,653	21,026	19,597	8,711

Unit value, end of period $	12.74	10.05	15.16	15.48
Assets, end of period $	263,036	211,348	297,118	134,855
Investment income ratio*	0.90%	1.50%	2.04%	0.00%
Total return, lowest to highest**	26.70% to 35.11%	(33.70%) to (27.53%)	(2.06%) to (1.09%)	9.41% to 17.64%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	8,191	7,890	7,280	7,525	8,085
Units issued	846	731	976	2,003	1,086
Units redeemed	(2,297)	(430)	(366)	(2,248)	(1,646)

Units, end of period	6,740	8,191	7,890	7,280	7,525

Unit value, end of period $	16.01	12.65	19.08	19.50	16.58
Assets, end of period $	107,917	103,558	150,486	141,914	124,730
Investment income ratio*	0.84%	1.35%	1.73%	0.48%	0.50%
Total return, lowest to highest**	26.64%	(33.71%)	(2.16%)	17.62%	3.89%

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	15,740	11,393	8,906	—
Units issued	29,648	5,208	3,518	8,922
Units redeemed	(42,757)	(861)	(1,031)	(16)

Units, end of period	2,631	15,740	11,393	8,906

Unit value, end of period $	9.21	6.87	11.87	12.85
Assets, end of period $	24,224	108,133	135,255	114,450
Investment income ratio*	0.00%	2.84%	2.05%	0.00%
Total return, lowest to highest**	27.43% to 41.34%	(42.13%) to (30.64%)	(7.60%) to (6.53%)	4.03% to 10.47%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	4,444	4,351	3,680	3,110	116
Units issued	649	573	874	806	3,145
Units redeemed	(980)	(480)	(203)	(236)	(151)

Units, end of period	4,113	4,444	4,351	3,680	3,110

Unit value, end of period $	18.74	14.00	24.20	26.20	23.72
Assets, end of period $	77,097	62,219	105,271	96,430	73,778
Investment income ratio*	0.00%	2.49%	1.93%	0.69%	0.00%
Total return, lowest to highest**	33.87%	(42.13%)	(7.66%)	10.45%	7.77%

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	4,288	1,206	932	—
Units issued	1,280	3,262	336	934
Units redeemed	(439)	(180)	(62)	(2)

Units, end of period	5,129	4,288	1,206	932

Unit value, end of period $	32.75	25.43	34.40	35.44
Assets, end of period $	167,996	109,045	41,475	33,041
Investment income ratio*	0.76%	1.98%	1.11%	0.00%
Total return, lowest to highest**	28.08% to 36.59%	(27.51%) to (21.37%)	(4.00%) to (2.92%)	13.65% to 19.32%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	4,102	1,427	—
Units issued	1,591	2,750	1,431
Units redeemed	(3,644)	(75)	(4)

Units, end of period	2,049	4,102	1,427

Unit value, end of period $	11.68	9.08	$12.28
Assets, end of period $	23,913	37,219	$17,514
Investment income ratio*	0.53%	2.16%	0.60%
Total return, lowest to highest**	28.65%	(26.07%)	(1.78%)

(g)	Reflects the period from commencement of operations on November 12, 2007 through December 31, 2007.

	Sub-Account
	Small Company Trust Series 1
	Year Ended Dec. 31/09 (av)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (k)
Units, beginning of period	1,150	1,033	907	4	—
Units issued	40	170	163	946	7
Units redeemed	(1,190)	(53)	(37)	(43)	(3)

Units, end of period	—	1,150	1,033	907	4

Unit value, end of period $	9.31	9.07	15.97	17.09	16.18
Assets, end of period $	—	10,424	16,494	15,507	71
Investment income ratio*	0.36%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	2.68%	(43.24%)	(6.53%)	5.60%	6.32%

(av)	Terminated as an investment option and funds transferred to Smaller Company Value Trust on May 4, 2009.
(k)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	10,204	6,435	1,980	—
Units issued	5,322	6,732	8,417	3,801
Units redeemed	(1,351)	(2,963)	(3,962)	(1,821)

Units, end of period	14,175	10,204	6,435	1,980

Unit value, end of period $	12.36	9.67	13.25	13.41
Assets, end of period $	175,185	98,665	85,287	26,542
Investment income ratio*	0.44%	0.93%	0.15%	0.00%
Total return, lowest to highest**	27.82% to 35.35%	(29.59%) to (27.05%)	(2.27%) to (1.14%)	5.55% to 15.50%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	14,462	20,044	20,450	21,737	21,728
Units issued	2,711	1,355	2,087	2,786	6,661
Units redeemed	(5,397)	(6,937)	(2,493)	(4,073)	(6,652)

Units, end of period	11,776	14,462	20,044	20,450	21,737

Unit value, end of period $	21.68	16.98	23.28	23.56	20.41
Assets, end of period $	255,268	245,536	466,520	481,732	443,639
Investment income ratio*	0.39%	0.65%	0.15%	0.07%	0.25%
Total return, lowest to highest**	27.69%	(27.05%)	(1.20%)	15.42%	7.04%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

Sub-Account
Smaller Company Growth Trust Series 0
Year Ended Dec. 31/09 (ax)
Units, beginning of period	—
Units issued	45,380
Units redeemed	(187)

Units, end of period	45,193

Unit value, end of period $	10.52
Assets, end of period $	475,523
Investment income ratio*	0.00%
Total return, lowest to highest**	5.22%

(ax)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

Sub-Account
Smaller Company Growth Trust Series 1
Year Ended Dec. 31/09 (ax)
Units, beginning of period	—
Units issued	4,320
Units redeemed	(304)

Units, end of period	4,016

Unit value, end of period $	10.52
Assets, end of period $	42,261
Investment income ratio*	0.00%
Total return, lowest to highest**	5.22%

(ax)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Strategic Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	4,164	352	226	—
Units issued	800	5,024	217	244
Units redeemed	(1,236)	(1,212)	(91)	(18)

Units, end of period	3,728	4,164	352	226

Unit value, end of period $	11.39	9.23	10.99	10.99
Assets, end of period $	42,460	38,423	3,867	2,487
Investment income ratio*	8.38%	11.55%	10.24%	0.00%
Total return, lowest to highest**	17.07% to 23.45%	(16.29%) to (9.37%)	0.02% to 2.07%	7.05% to 7.25%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	18,785	17,984	15,957	17,099	12,259
Units issued	1,450	2,130	3,201	3,827	6,199
Units redeemed	(10,624)	(1,329)	(1,174)	(4,969)	(1,359)

Units, end of period	9,611	18,785	17,984	15,957	17,099

Unit value, end of period $	17.40	14.10	16.80	16.83	15.72
Assets, end of period $	167,229	264,832	302,113	268,472	268,725
Investment income ratio*	6.53%	7.47%	9.44%	6.21%	2.67%
Total return, lowest to highest**	23.41%	(16.08%)	(0.15%)	7.06%	2.70%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Strategic Income Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	2,701	1,011	11	—
Units issued	5,624	1,968	1,436	12
Units redeemed	(917)	(278)	(436)	(1)

Units, end of period	7,408	2,701	1,011	11

Unit value, end of period $	13.13	10.36	11.33	10.70
Assets, end of period $	97,268	27,975	11,451	111
Investment income ratio*	7.36%	15.25%	6.48%	10.39%
Total return, lowest to highest**	18.51% to 26.78%	(10.62%) to (8.05%)	3.96% to 5.85%	2.73% to 4.08%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Income Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05 (k)
Units, beginning of period	7,495	2,579	2,329	547	—
Units issued	52	5,996	307	1,858	549
Units redeemed	(5,108)	(1,080)	(57)	(76)	(2)

Units, end of period	2,439	7,495	2,579	2,329	547

Unit value, end of period $	17.74	14.01	15.33	14.48	13.93
Assets, end of period $	43,292	105,013	39,540	33,725	7,623
Investment income ratio*	4.47%	12.59%	2.16%	3.76%	71.07%
Total return, lowest to highest**	26.64%	(8.61%)	5.88%	3.97%	2.28%

(k)	Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (ac)	Year Ended Dec. 31/06 (n)
Units, beginning of period	3,382	889	—	—
Units issued	2,969	3,945	939	—
Units redeemed	(1,104)	(1,452)	(50)	—

Units, end of period	5,247	3,382	889	—

Unit value, end of period $	19.14	18.01	17.03	15.89
Assets, end of period $	100,415	60,897	15,131	7
Investment income ratio*	5.27%	7.37%	17.08%	0.00%
Total return, lowest to highest**	4.86% to 6.29%	3.41% to 5.79%	5.28% to 7.13%	4.07% to 4.95%

(ac)	Fund renamed on October 1, 2007. Previously known as Bond Index Trust B.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	24,859	19,520	9,727	—
Units issued	216,140	15,640	15,689	9,738
Units redeemed	(53,846)	(10,301)	(5,896)	(11)

Units, end of period	187,153	24,859	19,520	9,727

Unit value, end of period $	14.46	12.71	12.37	11.39
Assets, end of period $	2,705,660	316,074	241,537	110,819
Investment income ratio*	5.59%	5.46%	8.82%	0.00%
Total return, lowest to highest**	8.24% to 13.71%	(0.76%) to 2.76%	7.18% to 8.61%	3.67% to 4.15%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	25,743	24,391	21,929	19,031	15,097
Units issued	8,930	6,163	4,349	5,551	5,524
Units redeemed	(6,296)	(4,811)	(1,887)	(2,653)	(1,590)

Units, end of period	28,377	25,743	24,391	21,929	19,031

Unit value, end of period $	24.11	21.22	20.65	19.04	18.37
Assets, end of period $	684,132	546,372	503,738	417,436	349,701
Investment income ratio*	4.20%	4.92%	7.62%	3.09%	2.26%
Total return, lowest to highest**	13.60%	2.77%	8.49%	3.60%	2.48%

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	1,449	699	49	—
Units issued	4,630	1,147	690	2,623
Units redeemed	(1,432)	(397)	(40)	(2,574)

Units, end of period	4,647	1,449	699	49

Unit value, end of period $	39.42	30.58	48.65	46.25
Assets, end of period $	183,219	44,312	34,014	2,305
Investment income ratio*	2.45%	2.14%	3.99%	0.00%
Total return, lowest to highest**	25.14% to 33.63%	(37.15%) to (25.73%)	1.41% to 5.19%	12.21% to 15.33%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	8,030	7,733	7,518	13,380	12,766
Units issued	1,389	951	794	1,665	2,486
Units redeemed	(581)	(654)	(579)	(7,527)	(1,872)

Units, end of period	8,838	8,030	7,733	7,518	13,380

Unit value, end of period $	11.86	9.21	14.66	13.94	12.09
Assets, end of period $	104,843	73,919	113,343	104,768	161,733
Investment income ratio*	1.69%	1.66%	2.19%	0.90%	1.05%
Total return, lowest to highest**	28.86%	(37.20%)	5.18%	15.29%	5.70%

	Sub-Account
	U.S. Government Securities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	37,832	8,751	8,201	—
Units issued	16,831	31,120	752	16,342
Units redeemed	(5,304)	(2,039)	(202)	(8,141)

Units, end of period	49,359	37,832	8,751	8,201

Unit value, end of period $	13.51	12.45	12.64	12.24
Assets, end of period $	666,884	471,174	110,571	100,361
Investment income ratio*	3.65%	6.42%	8.37%	0.00%
Total return, lowest to highest**	5.84% to 8.49%	(1.44%) to 2.87%	2.42% to 3.25%	4.39% to 4.74%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	40,891	40,891	38,338	35,208	30,248
Units issued	2,614	9,070	6,749	11,430	9,760
Units redeemed	(17,846)	(9,070)	(4,196)	(8,300)	(4,800)

Units, end of period	25,659	40,891	40,891	38,338	35,208

Unit value, end of period $	15.70	14.48	14.69	14.24	13.64
Assets, end of period $	402,759	592,168	600,629	545,946	480,306
Investment income ratio*	2.72%	3.81%	8.30%	5.05%	1.62%
Total return, lowest to highest**	8.39%	(1.41%)	3.15%	4.39%	1.58%

	Sub-Account
	U.S. High Yield Bond Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	10,122	9,165	8,952	—
Units issued	4,071	1,206	254	17,899
Units redeemed	(3,534)	(249)	(41)	(8,947)

Units, end of period	10,659	10,122	9,165	8,952

Unit value, end of period $	13.65	9.31	11.76	11.42
Assets, end of period $	145,459	94,216	107,782	102,207
Investment income ratio*	9.13%	6.31%	10.56%	0.00%
Total return, lowest to highest**	23.40% to 46.65%	(21.56%) to (19.03%)	3.00% to 3.60%	6.52% to 9.60%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	1,320	1,217	1,100	—
Units issued	145	162	162	1,115
Units redeemed	(65)	(59)	(45)	(15)

Units, end of period	1,400	1,320	1,217	1,100

Unit value, end of period $	17.01	11.60	14.66	14.25
Assets, end of period $	23,821	15,321	17,853	15,680
Investment income ratio*	10.49%	6.31%	10.71%	0.00%
Total return, lowest to highest**	46.62%	(20.86%)	2.86%	9.57%

(n)	Fund available in prior year but no activity.

	Sub-Account
	U.S. Large Cap Trust Series 0
	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	44,777	36,100	20,441	—
Units issued	838	16,012	22,330	20,456
Units redeemed	(45,615)	(7,335)	(6,671)	(15)

Units, end of period	—	44,777	36,100	20,441

Unit value, end of period $	7.51	7.57	12.37	12.41
Assets, end of period $	—	338,821	446,691	253,599
Investment income ratio*	0.26%	2.84%	1.23%	0.00%
Total return, lowest to highest**	(0.75%) to 2.40%	(38.85%) to (23.68%)	(3.98%) to (0.26%)	7.78% to 10.68%

(aw)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	U.S. Large Cap Trust Series 1
	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	20,360	20,647	21,071	19,526	19,069
Units issued	792	2,559	2,877	3,532	4,083
Units redeemed	(21,152)	(2,846)	(3,301)	(1,987)	(3,626)

Units, end of period	—	20,360	20,647	21,071	19,526

Unit value, end of period $	10.21	10.29	16.83	16.89	15.26
Assets, end of period $	—	209,467	347,587	355,928	298,078
Investment income ratio*	0.47%	2.41%	1.11%	0.54%	0.41%
Total return, lowest to highest**	(0.73%)	(38.88%)	(0.34%)	10.66%	5.81%

(aw)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	19,584	13,796	2,946	—
Units issued	7,501	10,322	14,406	4,217
Units redeemed	(4,599)	(4,534)	(3,556)	(1,271)

Units, end of period	22,486	19,584	13,796	2,946

Unit value, end of period $	15.88	11.89	19.33	15.17
Assets, end of period $	357,057	232,795	266,665	44,689
Investment income ratio*	4.96%	3.45%	2.20%	1.33%
Total return, lowest to highest**	28.79% to 33.58%	(38.50%) to (21.20%)	12.22% to 27.43%	25.74% to 31.06%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	4,524	5,066	4,979	2,818	1,035
Units issued	374	121	618	2,381	1,879
Units redeemed	(1,274)	(663)	(531)	(220)	(96)

Units, end of period	3,624	4,524	5,066	4,979	2,818

Unit value, end of period $	19.91	14.88	24.26	19.04	14.54
Assets, end of period $	72,139	67,328	122,895	94,806	40,963
Investment income ratio*	4.69%	2.78%	1.96%	2.39%	0.52%
Total return, lowest to highest**	33.77%	(38.65%)	27.40%	31.00%	16.82%

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	4,556	761	226	—
Units issued	3,288	4,950	1,515	2,006
Units redeemed	(2,295)	(1,155)	(980)	(1,780)

Units, end of period	5,549	4,556	761	226

Unit value, end of period $	12.57	8.90	15.05	13.90
Assets, end of period $	69,753	40,559	11,452	3,141
Investment income ratio*	1.40%	1.89%	2.05%	0.00%
Total return, lowest to highest**	33.21% to 45.49%	(40.84%) to (28.53%)	(0.18%) to 8.26%	13.77% to 21.03%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

8.	Financial Highlights

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06	Year Ended Dec. 31/05
Units, beginning of period	20,879	17,174	16,045	15,540	16,069
Units issued	1,720	5,121	2,765	3,113	2,110
Units redeemed	(8,938)	(1,416)	(1,636)	(2,608)	(2,639)

Units, end of period	13,661	20,879	17,174	16,045	15,540

Unit value, end of period $	18.43	13.05	22.07	20.40	16.85
Assets, end of period $	251,718	272,504	379,076	327,277	261,861
Investment income ratio*	1.25%	1.26%	1.45%	0.37%	0.60%
Total return, lowest to highest**	41.18%	(40.87%)	8.22%	21.05%	12.56%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

(*)

These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

PART C OTHER INFORMATION

Item 26.	Exhibits

The following exhibits are filed as part of this Registration Statement:

(a)	Resolution of Board of Directors establishing Separate Account B is incorporated by reference to post-effective amendment number 1 file number 333-157213, filed with the Commission in April 2010.

(b)	Not applicable.

(c)	(1) Underwriting and Distribution Agreement between John Hancock Life Insurance Company of New York and John Hancock Distributors LLC dated December 1, 2009, incorporated by reference to pre-effective amendment number 1 file number 333-157213, filed with the Commission in April 2010.

(2)	Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Distributors LLC, incorporated by reference to pre-effective amendment number 2 file number 333-148992 filed with the Commission on October 10, 2008. List of third party broker-dealer firms included as attachment A, incorporated by reference to pre-effective amendment number 1 file number 333-157213, filed with the Commission in April 2010.

(d)	Form of Flexible Premium Variable Life Insurance Policy, incorporated by reference to Exhibit (A)(5) to pre-effective amendment number 1 to this Registration Statement on Form S-6, filed with the Commission on May 23, 2002 and form of Policy Endorsement dated 2009 is filed herewith.

(e)	Form of Application for a Flexible Premium Variable Life Insurance Policy incorporated by reference to Exhibit A(8)(a) to pre-effective amendment number 1 file number 333-33351 filed with the Commission on March 16, 1998.

(f)	(1) Declaration of Intention and Charter of First North American Life Assurance Company dated January 30, 1992, incorporated by reference to Exhibit (6)(A)(I) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

(a)	Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company dated March 6, 1992, incorporated by reference to Exhibit (6)(A)(II) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

(b)	Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 17, 1997, incorporated by reference to Exhibit (6)(A)(III) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

(c)	Form of Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York dated January 1, 2005, incorporated by reference to pre-effective amendment number 1 file number 333-127543 filed with the Commission on November 16, 2005.

(d)	Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated July 26, 2006, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(2)	By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York), incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

(a)	Secretary’s Certificate of Amendment to the By-Laws and Charter of John Hancock Life Insurance Company of New York dated November 17, 2005, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(g)	The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)	(1) Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(2)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

(3)	Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to the Initial Registration Statement file number 333-164150 filed with the Commission on January 4, 2010.

(4)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post- effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(5)	Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

(i)	(1) Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) dated January 1, 2001, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(a)	Amendment No. 1 to Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York effective May 1, 2005, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(2)	Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated October 1, 1997, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(a)	Amendment No. 1 to Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated August 31, 2000, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(j)	Not Applicable.

(k)	Opinion and consent of Gretchen H. Swanz, Secretary and Counsel of The Manufacturers Life Insurance Company of New York dated April 9, 2001, incorporated by reference to Exhibit (2)(a) to pre-effective amendment no. 1 file number 333-33504 filed with the Commission on May 3, 2001.

(l)	Not Applicable.

(m)	Not Applicable.

(n)	Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1)	Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit (a)(6) to pre-effective amendment no. 1 file number 333-33504 filed with the Commission on May 3, 2001.

(i)	Powers of Attorney for Thomas Borshoff, Ruth Ann Fleming and Bradford J. Race are incorporated by reference to Registrant’s post-effective amendment filed with the Commission on May 1, 2007 and Power of Attorney for James D. Gallagher is incorporated by reference to Registrant’s post-effective amendment filed with the Commission on April 28, 2006.

(ii)	Powers of Attorney for James R. Boyle, John DesPrez III, Scott S. Hartz and John G. Vrysen are filed herewith.

Item 27.	Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

Name and Principal Business Address	Position with Depositor
Directors
Thomas Borshoff
536 Stone Road
Pittsford, NY 14534	Director
James R. Boyle
601 Congress Street
Boston, MA 02210	Director and Executive Vice President
John D. DesPrez III
601 Congress Street
Boston, MA 02210	Director and Chairman
Ruth Ann Fleming
205 Highland Avenue
Short Hills, NJ 07078	Director
James D. Gallagher
601 Congress Street
Boston, MA 02210	Director and President
Scott S. Hartz
197 Clarendon Street
Boston, MA 02116	Director and Chief Investment Officer - U.S. Investments
Bradford J. Race, Jr.
1301 Avenue of the Americas, 32nd Floor
New York, NY 10019	Director
Rex E. Schlaybaugh, Jr.
400 Renaissance Center
Detroit, Michigan 48243	Director
John G. Vrysen
601 Congress Street
Boston, MA 02210	Director and Senior Vice President
Executive Vice Presidents
Jonathan Chiel*	and General Counsel
Marc Costantini*
Steven A. Finch**
Marianne Harrison**
Peter Levitt****	and Treasurer
Katherine MacMillan****
Stephen R. McArthur***
Hugh McHaffie*
Senior Vice Presidents
Bob Diefenbacher**
Peter Gordon**
Allan Hackney*	and Chief Information Officer
Naveed Irshad***
Gregory Mack†
Ronald J. McHugh*

Name and Principal Business Address	Position with Depositor
Lynne Patterson*	and Chief Financial Officer
Craig R. Raymond*
Diana L. Scott*
Alan R. Seghezzi**
Bruce R. Speca*
Tony Teta**
Brooks Tingle**
Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
Roy V. Anderson*
John C. S. Anderson**
Arnold Bergman*
Stephen J. Blewitt**
Robert Boyda*
John E. Brabazon**
George H. Braun**
Thomas Bruns††
Tyler Carr*
Robert T. Cassato*
Joseph Catalano†††
Philip Clarkson**
Kevin J. Cloherty*
Brian Collins**
Art Creel*
George Cushnie****
John J. Danello*
Willma Davis**
Anthony J. Della Piana**
Brent Dennis**
Robert Donahue*****
Lynn L. Dyer**	Counsel and Chief Compliance Officer - U.S. Investments
John Egbert*
David Eisan*****
Edward Eng****
Carol Nicholson Fulp*
Paul Gallagher**
Wayne A. Gates*****
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
Dennis Healy**
Kevin Hill**
E. Kendall Hines**
Eugene Xavier Hodge, Jr.**
James C. Hoodlet**
Roy Kapoor****
Mitchell Karman**	and Chief Compliance Officer & Counsel
and Chief Compliance Officer - Retail Funds/Separate
Frank Knox*	Accounts
Jonathan Kutrubes*
Cynthia Lacasse**
Denise Lang***
Robert Leach*
David Longfritz*
Nathaniel I. Margolis**
John Maynard**
Steven McCormick****
Janis K. McDonough**
Scott A. McFetridge**

Name and Principal Business Address	Position with Depositor
William McPadden**
Peter J. Mongeau**
Steven Moore****
Curtis Morrison**
Colm D. Mullarkey**
Tom Mullen*
Scott Navin**
Nina Nicolosi*
Frank O’Neill*
Jacques Ouimet**
Gary M. Pelletier**
Steven Pinover*
Krishna Ramdial****	and Treasury
S. Mark Ray**
Jill Rebman***
Mark Rizza*
Ian R. Roke*
Andrew Ross****
Thomas Samoluk*
Jonnie Smith††††
Yiji S. Starr*
Gaurav Upadhya***
Simonetta Vendittelli*****
Peter de Vries†††††
Karen Walsh*
Linda A. Watters*
Joseph P. Welch**
Jeffery Whitehead*	and Controller
Henry Wong**
Randy Zipse**

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02117
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5
*****	Principal Business Office is 380 Stuart Street, Boston, MA 02117
†	Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221
††	Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515
†††	Principal Business is 333 West Everett Street, Milwaukee, Wisconsin 53203
††††	Principal Business is 164 Corporate Drive, Portsmouth, NH 03801
†††††	Principal Business is 200 Berkeley Street, Boston, MA 02116

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock NY, operated as a unit investment trust. Registrant supports benefits payable under John Hancock NY’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock NY appears below:

Subsidiary Name

John Hancock Investment Management Services, LLC

Item 29.	Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker- dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses

(including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Item 30.	Principal Underwriter

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter
John Hancock Variable Life Separate Account UV	Principal Underwriter
John Hancock Variable Annuity Separate Account I	Principal Underwriter
John Hancock Variable Annuity Separate Account JF	Principal Underwriter
John Hancock Variable Annuity Separate Account U	Principal Underwriter
John Hancock Variable Annuity Separate Account V	Principal Underwriter
John Hancock Variable Annuity Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distibutors LLC and the following comprise the Board of Managers and Officers of John Hancock Distributors LLC as of April 1, 2009.

Name	Title
Edward Eng****	Board Manager
Steven A. Finch**	Board Manager
Lynne Patterson*	Board Manager
Christopher Walker***	Board Manager
Karen Walsh*	Board Manager
Emanuel Alves*	Secretary
Philip Clarkson**	Vice President, U.S. Taxation
Brian Collins***	Vice President, U.S. Taxation
David Crawford***	Assistant Secretary
Vice President, Product Development Retirement Plan
Edward Eng****	Services
Steven A. Finch**	Chairman
Peter Levitt****	Senior Vice President, Treasurer
Heather Justason***	Chief Operating Officer
Jeff Long*	Financial Operations Principal
Declan O’Beirne**	Chief Financial Officer
Kathleen Pettit**	Assistant Vice President and Chief Compliance Officer
Krishna Ramdial****	Vice President, Treasury
Pamela Schmidt**	General Counsel

Name	Title
Karen Walsh*	President and Chief Executive Officer

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02117
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31.	Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock (at the same address), in its capacity as Registrant’s depositor, and John Hancock Life Insurance Company of New York (at the same address), in its capacities as Registrant’s investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

Item 32.	Management Services

All management services contracts are discussed in Part A or Part B.

Item 33.	Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf in the City of Boston, Massachusetts, as of the 27th day of April, 2010.

JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

SEPARATE ACCOUNT B

(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

By:	/s/ James D. Gallagher
James D. Gallagher Principal Executive Officer

JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

(Depositor)

By:	/s/ James D. Gallagher
James D. Gallagher Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 27th day of April, 2010.

Signatures	Title

/s/ Jeffery J. Whitehead Jeffery J. Whitehead	Vice President and Controller

/s/ Lynne Patterson Lynne Patterson	Senior Vice President and Chief Financial Officer

* Thomas Borshoff	Director

* James R. Boyle	Director

* John D. DesPrez III	Director

* Ruth Ann Fleming	Director

* James D. Gallagher	Director

* Scott S. Hartz	Director

* Bradford J. Race, Jr.	Director

* John G. Vrysen	Director

/s/ James C. Hoodlet James C. Hoodlet
* Pursuant to Power of Attorney

May, 2010

This disclosure is distributed to policy owners of variable life insurance policies issued by John Hancock Life Insurance Company of New York (“John Hancock NY”) and offering interests in John Hancock Life Insurance Company of New York Separate Account B (the “Account” or “Separate Account”). Certain of the investment options described in this disclosure may not be available to you under your policy. You may contact the John Hancock NY Service Office for more information at 1-800-827-4546 or write to us at 197 Clarendon Street, Boston, MA 02117. For COLI products, you may contact us at 1-800-521-1234 or write to us at the above address.

Investment Options

Certain of the investment options listed below are offered under variable life insurance policies bearing the following titles: VUL Accumulator, EPVUL, VUL Protector, Accumulation VUL, Survivorship VUL, Corporate VUL, SPVL, and Protection VUL.

500 Index	Financial Services	Money Market
500 Index B	Franklin Templeton Founding Allocation	Money Market B
Active Bond	Fundamental Value	Natural Resources
All Cap Core	Global	Optimized All Cap
All Cap Growth	Global Allocation	Optimized Value
All Cap Value	Global Bond	Overseas Equity
Alpha Opportunities	Global Real Estate	Pacific Rim
American Asset Allocation	Health Sciences	PIMCO VIT All Asset
American Blue Chip Income and Growth	High Yield	Real Estate Securities
American Bond	International Core	Real Return Bond
American Diversified Growth and Income	International Equity Index A	Science & Technology
American Fundamental Holdings	International Equity Index B	Short-Term Bond
American Global Diversification	International Opportunities	Small Cap Growth
American Growth	International Small Cap	Small Cap Index
American Growth-Income	International Value	Small Cap Opportunities
American International	Investment Quality Bond	Small Cap Value
American New World	Large Cap	Small Company Value
Balanced	Large Cap Value	Strategic Bond
Blue Chip Growth	Lifestyle Aggressive	Strategic Income
Capital Appreciation	Lifestyle Balanced	Total Bond Market B
Capital Appreciation Value	Lifestyle Conservative	Total Return
Core Allocation Plus	Lifestyle Growth	Total Stock Market Index
Core Bond	Lifestyle Moderate	U.S. Government Securities
Core Strategy	Mid Cap Index	U.S. High Yield Bond
Disciplined Diversification	Mid Cap Intersection	Utilities
Emerging Small Company	Mid Cap Stock	Value
Equity-Income	Mid Value

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Total annual portfolio operating expenses

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/ or service (12b-1) fees, and other expenses[1]	0.49%	6.09%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 1.57%, respectively.

Table of investment options and investment subadvisers

Please note that certain of the investment options described in this table may not be available to you under your policy.

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the “Trust” or “JHT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select. For more information, please refer to the prospectus for the underlying portfolios.

The John Hancock Trust and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Global Diversification, American Growth-Income, American Growth, American New World, American Fundamental Holdings, American International, and Core Diversified Growth & Income portfolios invests in shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Growth, American International, American Growth-Income, American New World, American Blue Chip Income and Growth and American Bond portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the prospectus for the underlying portfolios.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks,

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in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S.domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
500 Index B	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad-based U.S.domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and MFC Global Investment Management (U.S.), LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.
All Cap Core	Deutsche Investment Management Americas Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those within the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally (as represented by the average yield on the S&P 500 Index*) and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.

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Portfolio	Portfolio Manager	Investment Objective
American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund will invest at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and may invest up to 35% of its assets in debt securities that are rated Ba1 or below by Moody’s and BB+ or below by S&P or that are unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S., and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.
American Fundamental Holdings	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund, and International Fund.
American Global Diversification	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside of the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund, and New World Fund.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Growth Fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investments grow and to provide the shareholder with income over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The Growth-Income Fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The International Fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The fund may invest a portion of its assets in common stocks and other securities of companies in countries with developing economies and/or markets.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The New World Fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The New World portfolio may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment- grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.

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Portfolio	Portfolio Manager	Investment Objective
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity- related securities of companies, at the time of investment, that exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio will allocate its assets between fixed-income securities, which may include investment-grade and below investment- grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal circumstances, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Incorporated	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Diversified Growth & Income	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.
Core Strategy	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other funds of JHT and other investment companies (including exchange traded funds). The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
		Target Allocation	Range of Allocations
		Equity Securities: 70%	65% – 75%
		Fixed-Income Securities: 30%	25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal circumstances, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the investment committee of the subadviser.

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Portfolio	Portfolio Manager	Investment Objective
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Investment Management Services, LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities, including corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings from one of the ratings agencies listed below (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
		Moody’s:	Ba through C
		S&P’s:	BB through D
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.

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Portfolio	Portfolio Manager	Investment Objective
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depository Receipts or Global Depository Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers or securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small-capitalization companies in the particular markets in which the portfolio invests. The portfolio will primarily invest in equity securities of non-U.S. small companies of developed markets, but may hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in equity securities of companies located outside the U.S., including in emerging markets.
Investment Quality Bond	Wellington Management Company, LLP	To provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*
Large Cap Value	BlackRock Investment Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies selected from those that are, at the time of purchase, included in the Russell 1000 Value Index.* The portfolio seeks to achieve its investment objective by investing primarily in a diversified portfolio of equity securities of large-capitalization companies located in the U.S. The portfolio will seek to outperform the Russell 1000 Value Index by investing in equity securities that the subadviser believes are selling at below normal valuations.
Lifestyle Aggressive	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 50% in underlying funds that invest primarily in equity securities.
Lifestyle Conservative	MFC Global Investment Management (U.S.A.) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.

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Portfolio	Portfolio Manager	Investment Objective
Lifestyle Growth	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio invests approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 70% in underlying funds that invest primarily in equity securities.
Lifestyle Moderate	MFC Global Investment Management (U.S.A.) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell MidCap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell MidCap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market	MFC Global Investment Management (U.S.A.) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Money Market B	MFC Global Investment Management (U.S.A.) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
Optimized All Cap	MFC Global Investment Management (U.S.A.) Limited	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.
Optimized Value	MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.

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Portfolio	Portfolio Manager	Investment Objective
Real Estate Securities	Deutsche Investment Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	MFC Global Investment Management (U.S.), LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. The portfolio seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisers LP generally will invest its subadvised net assets in a broad and diverse group of readily marketable common stocks of small and medium-capitalization companies traded on a principal U.S. exchange or on the over-the-counter market that Dimensional Fund Advisers LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*

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Portfolio	Portfolio Manager	Investment Objective
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and MFC Global Investment Management (U.S.A.) Limited	To seek long-term capital appreciation. Under normal circumstances, the fund invests at least 80% of its assets in small-capitalzation equity securities.
Strategic Bond	Western Asset Management Company	To seek a high level of total return consistent with preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed income securities.
Strategic Income Opportunities	MFC Global Investment Management (U.S.), LLC	To seek to maximize total return consistent with current income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in the following types of securities, which may be denominated in U.S. dollars or foreign currencies: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, domestic high-yield bonds and investment-grade corporate bonds, and currency instruments.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its total assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	MFC Global Investment Management (U.S.A.) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
U.S. High Yield Bond	Wells Capital Management, Incorporated	To seek total return with a high level of current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in U.S. corporate debt securities that are, at the time of investment, below investment-grade, including preferred and other convertible securities in below investment- grade debt securities (sometimes referred to as “junk bonds” or high yield securities). The portfolio also invests in corporate debt securities that are investment-grade, and may buy preferred and other convertible securities and bank loans that are investment-grade.
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e. at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Van Kampen Investments	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell MidCap Value Index.*

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*”Wilshire 5000 Total Market Index ®” is a trademark of Wilshire Associates. “MSCI All Country World Ex US Index” is a trademark of Morgan Stanley & Co. Incorporated.”Russell 1000, ®” “Russell 2000, ®” “Russell 1000 Value, ®” “Russell 3000, ®” “Russell MidCap, ®” and “Russell MidCap Value ®” are trademarks of Frank Russell Company.”S&P 500, ®” “S&P MidCap 400, ®” and “S&P SmallCap 600 ®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the ranges of approximate market capitalization, as of February 26, 2010 (except as otherwise indicated), set out below:

Wilshire 5000 Total Market Index — less than $1 million to $344 billion (as of October 31, 2009)

MSCI All Country World Ex US Index — $544 million to $197.9 billion

Russell 1000 Index — $239 million to $307.3 billion

Russell 1000 Value Index — $239 million to $307.3 billion

Russell 2000 Index — $13 million to $4.6 billion

Russell 3000 Index — $13 million to $307.3 billion

Russell MidCap Index — $239 million to $17.5 billion

Russell MidCap Value Index — $239 million to $14.5 billion

S&P 500 Index — $1.3 billion to $324.6 billion (as of April 9, 2010)

S&P MidCap 400 Index — $374 million to $8.1 billion

S&P SmallCap 600 Index — $60 million to $2.8 billion (as of April 9, 2010)

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non- qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a “DAC tax” charge we may impose against the Separate Account to compensate us for the finance costs attributable to the acceleration of our income tax liabilities by reason of a “DAC tax adjustment.” We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that are passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes, where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as

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we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the “Code”) defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneciriary’s income.) If your policy offers, and you have elected the Long-Term Care Rider, the rider’s benefits generally will be excludable from gross income under the Code. The tax-free nature of these accelerated benefits is contingent on the rider meeting specific requirements under section 101 and/or section 7702B of the Code. We have designed the rider to meet these standards.

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership. If your policy offers, and you have elected the Long-Term Care Rider, deductions from policy value to pay the rider charges will reduce your investment in the contract, but will not be included in income even if you have recovered all of your investment in the contract.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

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Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

•

First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same

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insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.

•

Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

•

Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

•	is made on or after the date on which the policy owner attains age 59 1/2;

•	is attributable to the policy owner becoming disabled; or

•

is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is at any time a reduction in benefits under the policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit from the date it was issued. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalcuated 7-pay limit, the policy will become a modified endowment contract. If your policy is a survivorship policy, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested, using the lower limit, from the date it was issued.

If your policy is issued as a result of a section 1035 exchange, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

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Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

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In addition to the disclosure contained herein, John Hancock NY has filed with the SEC a prospectus and a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock NY and the Account, including information on our history, services provided to the Account and legal and regulatory matters. The SAI and personalized illustrations of death benefits, account values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Servicing Office. You should also contact the John Hancock NY Servicing Office to request any other information about your policy or to make any inquiries about its operation.

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.